MASTER LEASE


                       Dated as of November 13, 1995


                                  Between


                    STATE STREET BANK AND TRUST COMPANY
                 (NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE)

                                        Lessor


                                    and


                     THE PEP BOYS - MANNY, MOE & JACK
                     and Certain Subsidiaries Thereof

                                        Lessee





THIS LEASE HAS BEEN MANUALLY EXECUTED IN COUNTERPARTS NUMBERED CONSECUTIVELY FROM 1 TO 6. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THIS LEASE OTHER THAN COUNTERPART NO. 1.


                      This is Counterpart No. ______        TABLE OF CONTENTS
                         (Not a part of the Lease)

Section                                                                Page

1.   Lease of Property; Title and Condition. . . . . . . . . . . . . . .  2

2.   Use; Quiet Enjoyment; Environmental Matters . . . . . . . . . . . .  5

3.   Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

4.   Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

5.   Net Lease; Non-Terminability. . . . . . . . . . . . . . . . . . . . 10

6.   Taxes and Assessments; Compliance with Law; Certain Agreements. . . 12

7.   Matters of Title; Assignability . . . . . . . . . . . . . . . . . . 15

8.   Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . 16

9.   Maintenance and Repair. . . . . . . . . . . . . . . . . . . . . . . 19

10.  Alterations; Additions. . . . . . . . . . . . . . . . . . . . . . . 19

11.  Lessee's Right to Contest Real Property Taxes . . . . . . . . . . . 21

12.  Condemnation and Casualty . . . . . . . . . . . . . . . . . . . . . 21

13.  Early Termination Rights. . . . . . . . . . . . . . . . . . . . . . 25

14.  Offer to Purchase . . . . . . . . . . . . . . . . . . . . . . . . . 26

15.  Procedure Upon Purchase . . . . . . . . . . . . . . . . . . . . . . 28

16.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

17.  Assignment; Subletting. . . . . . . . . . . . . . . . . . . . . . . 32

18.  Permitted Contests. . . . . . . . . . . . . . . . . . . . . . . . . 33

19.  Default Provisions. . . . . . . . . . . . . . . . . . . . . . . . . 34

20.  Additional Rights . . . . . . . . . . . . . . . . . . . . . . . . . 39

21.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

22.  No Default Certificate. . . . . . . . . . . . . . . . . . . . . . . 42

23.  Surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

24.  Separability; Binding Effect; Governing Law; Non-Recourse . . . . . 43

25.  Headings and Table of Contents. . . . . . . . . . . . . . . . . . . 45

26.  Waiver of Landlord's Lien . . . . . . . . . . . . . . . . . . . . . 45

2727.     Lessee's Obligation at Expiration. . . . . . . . . . . . . . . 45

28.  No Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47

29.  Short Form Lease. . . . . . . . . . . . . . . . . . . . . . . . . . 47

30.  Protection of Instrument Holders. . . . . . . . . . . . . . . . . . 47

31.  Additional Lessees. . . . . . . . . . . . . . . . . . . . . . . . . 48

32.  Certain Representations and Covenants of Lessee . . . . . . . . . . 48

33.  Waiver Of Jury Trial. . . . . . . . . . . . . . . . . . . . . . . . 55

34.  Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55

35.  Special Local Provisions. . . . . . . . . . . . . . . . . . . . . . 55


ANNEX I   -    Approved Self-Insurance Program

EXHIBIT A -    Net Rent; Additional Rent
EXHIBIT B -    Form of Supplement for Addition of Parcels
EXHIBIT C -    Construction Addendum
EXHIBIT D -    Form of Construction Supplement
EXHIBIT E  -   Form of SNDA
EXHIBIT F  -   Form of Supplement for Additional Lessee(s)


                          Table of Defined Terms
                         (Not a part of the Lease)


Term                                              Section Where Defined


Acquisition Price                                 Exhibit A
Additional Improvements                           Section 10.(a)
Additional Lessee                                 Section 31.(a)
Additional Rent                                   Section 4.(b)
Adjustment Date                                   Exhibit A
Advances                                          Preliminary Statement
Agent                                             Preliminary Statement
Applicable Rate                                   Exhibit A
Applicable Spread                                 Exhibit A
Appraised Value                                   Section 27.(b)
Break Costs                                       Exhibit A
Business Day                                      Exhibit A
Casualty                                          Section 12.(a)
Change of Control                                 Section 32.(c)
CLI                                               Preliminary Statement
Closing Costs                                     Section 15.(b)
Closing Date                                      Section 15.(a)
Code                                              Section 32.(a)
Commencement Date                                 Section 3.(a)
Condemnation                                      Section 12.(a)
Construction Advance                              Section 1.(d)
Construction Failure Payment                      Exhibit C
Construction Failure                              Exhibit C
Construction Supplement                           Section 1.(d)
Contingent Rent Payment                           Exhibit A
Declaration of Trust                              Preamble
Default Rate                                      Section 4.(c)
Early Termination Fee                             Section 13.(a)
Early Termination Notice                          Section 13.(b)
Environmental Event                               Section 2.(c)
Environmental Indemnity Agreement                 Section 8.(e)
Environmental Laws                                Section 2.(c)
ERISA                                             Section 32.(a)
Event of Default                                  Section 19.(a)
Excess Funds                                      Section 12.(c)
Expiration Date                                   Section 3.(a)
Facility Agreements                               Section 6.(b)
GAAP                                              Section 32.(c)
Hazardous Materials                               Section 2.(c)
Impositions                                       Section 6.(a)
Improvements                                      Preliminary Statement
Incipient Default                                 Section 8.(b)
Increased Costs                                   Exhibit A
Indemnified Party                                 Section 8.(a)
Instrument Holders                                Preliminary Statement
Instruments                                       Preliminary Statement
Insurance Requirements                            Section 16
Law                                               Section 5.(a)
Lease                                             Preamble
Lease Guarantee                                   Preliminary Statement
Lease Guarantor                                   Preliminary Statement
Legal Requirements                                Section 6.(b)
Lessee                                            Preamble
Lessee Parent                                     Preamble
Lessee's Equipment                                Preliminary Statement
Lessor                                            Preamble
LIBO Business Day                                 Exhibit A
LIBO Rate Reserve Percentage                      Exhibit A
LIBO Rate                                         Exhibit A
Lien                                              Section 7.(a)
Losses                                            Section 8.(a)
Material Improvements                             Section 10.(a)
Minimum Price                                     Section 27.(b)
Net Proceeds                                      Section 12.(a)
Net Rent                                          Section 4.(a)
New Improvements                                  Preliminary Statement
Nominal Appraised Value                           Section 27.(b)
Non-Disturbance Agreement                         Section 30
Notice Date                                       Section 19.(a)(viii)
Offer Purchase Price                              Section 15.(b)
Offer to Purchase                                 Section 14.(a)
Parcel(s)                                         Preliminary Statement
Partial Termination Notice                        Section 13.(a)
Payment Dates                                     Section 4.(a)
PBGC                                              Section 32.(a)
Pep Boys - Delaware                               Preamble
Pep Boys - California                             Preamble
Permitted Encumbrances                            Section 7.(a)
Person                                            Section 32.(c)
Plans                                             Exhibit C
Proceeds                                          Section 12.(a)
Proceeds Trustee                                  Section 12.(a)
Property                                          Preliminary Statement
Required Completion Date                          Exhibit C
Reserve Costs                                     Exhibit A
SNDA                                              Section 30.(b)
Special Incipient Default                         Section 8.(b)
Special LIBO Rate                                 Exhibit A
Special Minimum Price                             Exhibit C
Subsidiary                                        Section 32.(c)
Supplement                                        Section 1.(b)
Tenant Mortgage                                   Section 20.(d)
Term                                              Section 3.(a)
Termination Notice                                Section 12.(b)
Transaction Agreement                             Preliminary Statement
Transaction Documents                             Preliminary Statement
Transaction Mortgage                              Section 30.(b)


                                MASTER LEASE


     MASTER LEASE dated as of November 13, 1995 ("Lease"), between STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not individually but solely in its capacity as Trustee under that certain "Declaration of Trust" (herein so called) dated of even date herewith (in such capacity, and not individually, "Lessor"), having an address at Two International Place, Fourth Floor, Boston, Massachusetts 02110, Attn: Corporate Trust Department, THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Lessee Parent"), THE PEP BOYS MANNY, MOE & JACK OF CALIFORNIA, a California corporation ("Pep Boys - California"), and PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC., a Delaware corporation ("Pep Boys - Delaware"). Lessee Parent, Pep Boys - California, Pep Boys - Delaware, and such other Subsidiaries of the Lessee Parent as may become "Additional Lessees" pursuant to Section 31 hereof are herein referred to, either singly or collectively, as the context may require, as "Lessee". The primary business address of Lessee for purposes of this Lease is at 3111
W. Allegheny Avenue, Philadelphia, Pennsylvania 19132.


                           Preliminary Statement

     A. Simultaneously herewith Lessor, Lessee Parent, and Citicorp Leasing, Inc., a Delaware corporation ("CLI") have entered into a certain Transaction Agreement (herein so-called) pursuant to which Lessor will from time to time purchase various parcels of real property (each a "Parcel") to be leased to one of parties constituting the Lessee hereunder. In each case the term "Parcel" will be deemed to include all agreements, easements, licenses, rights of way or use, appurtenances, tenements, hereditaments, and other rights and benefits belonging or pertaining to such parcels of property or any improvements thereon.

     B. Any improvements from time to time located on the Parcels that are subject to this Lease (including without limitation, New Improvements, as hereinafter defined) are collectively referred to as the "Improvements", while all Parcels and Improvements subject to this Lease at any relevant time are collectively referred to as the "Property". It is acknowledged that for all purposes of this Lease the term "Property" does not include any trade fixtures, inventory, equipment, or other movable personal property owned or leased by Lessee and used in the conduct of its business ("Lessee's Equipment"), but the Property does include (and "Lessee's Equipment" does not include) all equipment and fixtures that constitute a part of the plumbing, HVAC, or other operating systems of the buildings and improvements themselves.

     C. Lessor will acquire the Parcels from time to time using the proceeds of Advances (as defined in the Transaction Agreement) under certain A-Notes, B-Notes and Certificates (herein referred to as the "Advances") issued by Lessor pursuant to the Transaction Agreement to CLI (as the initial "Purchaser") or to such other financial institutions as may from time to time become "Purchasers" under the Transaction Agreement.

     D. Pursuant to the Transaction Agreement CLI has been appointed as the initial administrative agent on behalf of itself and the other Instrument Holders (as defined in the Transaction Agreement) and Purchasers for the exercise of certain rights and privileges set out in the Transaction Agreement, the Declaration of Trust, this Lease, and the other "Transaction Documents". CLI, acting in such capacity, or any successor administrative agent hereafter appointed by the Instrument Holders and the Purchasers pursuant to the Transaction Agreement, is herein referred to as the "Agent".

     E. The obligations of the Lessee under this Lease have been guaranteed by Lessee Parent pursuant to that certain "Lease Guarantee" (herein so-called) of even date herewith executed by Lessee Parent for the benefit of Lessor, Agent, and the Instrument Holders. Lessee Parent, in its capacity as the guarantor of the Lease under the Lease Guarantee, is sometimes herein referred to as the "Lease Guarantor."

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.   Lease of Property; Title and Condition.

          (a) In consideration of the rents and covenants herein stipulated to be paid and performed by the Lessee and upon the terms and conditions herein specified, the Lessor hereby leases the Property to Lessee, and the Lessee hereby leases the Property from the Lessor.

          (b) If at any time Lessee Parent desires Lessor to acquire a Parcel, together with any Improvements located thereon, for lease to a Lessee hereunder, Lessee Parent may request that such Parcels and/or Improvements be acquired by Lessor and subjected to this Lease, thereby becoming a part of the "Property" covered hereby. The process for the addition of a Parcel to the Property is as set out in the Transaction Agreement, and no Parcel shall be added to the Property until the requirements for the addition of such Parcel to the Property pursuant to the Transaction Agreement have been satisfied and Lessor has received Advances under the Instruments pursuant to the Transaction Agreement to provide Lessor with the necessary funds for such purpose. The addition of a Parcel to the Property shall be effected by a "Supplement" (herein so called) to this Lease executed by Lessor, Lessee Parent (solely in its capacity as Lease Guarantor, if the Lessee Parent is not also the Lessee of the Parcel in question) and the Lessee that will lease such Parcel hereunder (including any new Additional Lessee, if applicable) in substantially the form attached hereto as Exhibit "B". The Supplement shall, among other items included therein, specify the adjustments to the Net Rent and Contingent Rent Payment payable hereunder as a result of the addition of such Parcel and Improvements to the Property. Without limitation of the other applicable provisions of the Transaction Agreement, Lessee acknowledges that after December 31, 1996, Agent is not required to approve a Supplement that would add an additional Parcel to the Property, nor any Advance under the Transaction Agreement to provide Lessor sums necessary to acquire such Parcel, if the Debt Rating (as defined in the Transaction Agreement) of Lessee Parent is below BBB- (as rated by Standard & Poor's Corporation) or is below Baa3 (as rated by Moody's Investors Service) or, if such Debt Rating is at BBB- or Baa3, as applicable, but the Lessee Parent is listed on "credit-watch" by the applicable rating service.

          (c) The Property is leased to the Lessee by Lessor subject to (a) all applicable Legal Requirements (as defined below); and (b) all Permitted Encumbrances (as defined below). The execution of a Supplement adding a Parcel to the Property shall constitute conclusive evidence that the Lessee has examined the Parcel in question (and any Improvements thereon), and the title thereto, and has found the same satisfactory for all purposes of this Lease.

          (d)  If at any time Lessee desires to construct new improvements
("New Improvements") on any Parcel after such Parcel has been added to the Property, and Lessee desires to receive a Construction Advance from Lessor to reimburse Lessee for the costs of such construction, Lessee may do so upon compliance with the provisions set out below. Any such New Improvements shall be constructed by Lessee in accordance with the terms and conditions contained in that certain Construction Addendum (herein so called) attached hereto as Exhibit "C". Upon completion of any such New Improvements in accordance with the terms and conditions of the Construction Addendum and satisfaction of all requirements for the Lessor to receive an Advance (herein referred to as a "Construction Advance") under the Transaction Agreement in the amount needed to fund such Construction Advance, Lessor and Lessee shall execute a "Construction Supplement" (herein so called) to this Lease in substantially the form attached hereto as Exhibit "D". The Construction Supplement shall, among other items included therein, specify the adjustments to the Net Rent and the Contingent Rent Payment which result from the applicable Construction Advance. Lessor shall have no obligation to (i) make a Construction Advance to Lessee in respect of any New Improvements or (ii) execute the necessary Construction Supplement with respect to such New Improvements, unless an Advance therefor has been made to Lessor in accordance with Article I of the Transaction Agreement. Any New Improvements which are constructed by Lessee, and for which Lessee receives reimbursement from Lessor pursuant to the Construction Addendum, shall not be treated as "Additional Improvements" (as defined in Section 10 of this Lease) for purposes hereof; but rather the construction of such New Improvements shall be governed by the Construction Addendum. In no event will Lessee be entitled to receive any Construction Advance after December 31, 1997, and further, in no event will Lessee be entitled to any such Construction Advance after December 31, 1996, if, at the time such Construction Advance would otherwise be made, the Debt Rating (as defined in the Transaction Agreement) of Lessee Parent is not at least BBB- (as rated by Standard & Poor's Corporation) and at least Baa3 (as rated by Moody's Investors Service).

          (e) In connection with the construction of New Improvements on a Parcel Lessee may demolish Improvements that were located on the Parcel in question at the time such Parcel was acquired by Lessor so long as the value of the Improvements to be demolished was not included in any appraised value of the Parcel in question at the time such Parcel was acquired by Lessor and the amount of the Advance made by the Purchaser(s) under the Transaction Agreement in connection with such acquisition did not include any amount in respect of the Improvements to be demolished. In the event Lessee is in doubt as to whether the existing Improvements on any given Parcel are eligible for demolition as aforesaid, Lessee may request confirmation thereof from Agent.

          (f)  THE LESSOR MAKES NO WARRANTY OR REPRESENTATION,
EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY OR ANY FIXTURE OR
OTHER ITEM CONSTITUTING A PORTION THEREOF, OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY
PARTICULAR PURPOSE, CONDITION, OR DURABILITY THEREOF OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR AS TO THE
LESSOR'S TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE SOLELY BY THE LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN
THE PROPERTY OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, THE LESSOR SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO EXCEPT TO THE EXTENT SET FORTH IN SECTION 8(a) BELOW. THE PROVISIONS OF THIS SUBSECTION 1(f) HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION
AND NEGATION OF ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, BY THE LESSOR WITH RESPECT TO THE PROPERTY OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE
UNIFORM COMMERCIAL CODE OR ANY OTHER LAW, NOW OR HEREAFTER IN
EFFECT. NOTHING IN THIS SECTION 1(e) SHALL BE DEEMED TO LIMIT LESSEE'S CONTRACTUAL RIGHTS AGAINST LESSOR IN THE EVENT LESSOR VIOLATES ITS SPECIFIC COVENANTS AND OBLIGATIONS TO LESSEE PURSUANT TO THE
TRANSACTION AGREEMENT OR THIS LEASE, BUT NO SUCH VIOLATION OF THE TRANSACTION AGREEMENT BY LESSOR SHALL AFFECT LESSEE'S OBLIGATIONS
UNDER THIS LEASE.

     2.   Use; Quiet Enjoyment; Environmental Matters.

          (a) Subject to the other specific terms and provisions hereof, the Lessee may use the Property for any lawful purpose provided that the value of the Property is not diminished by any such use. It is expressly agreed that use of the Property for the operation of automobile parts and/or service centers is a permitted use, subject to compliance with the other terms and conditions hereunder, and such use will not be deemed to diminish the value of the Property. Lessee shall not commit or suffer to be committed upon the Property any acts or conditions that constitute a nuisance under applicable Law. Lessee hereby agrees not to engage in any activity, or store upon the Property any goods and equipment, which would render the property coverage insurance described in Section 16 hereof void. During the Term the Lessor covenants that, unless an Event of Default (as defined below) has occurred and is continuing, Lessor will not, and will not permit any party claiming by, through or under the Lessor to, interfere with the peaceful and quiet possession and enjoyment of the Property by the Lessee; provided, however, that the Lessor, the Agent, or their respective successors, assigns and agents may, upon at least ten (10) days prior written notice to the Lessee (unless an emergency exists, in which case only such written notice as shall be reasonably practicable under the circumstances shall be necessary), enter upon and examine the Property or any part thereof. Lessee will always be permitted to have a representative of Lessee accompany the representative or agent of Lessor or Agent in question in any inspection if Lessee desires to do so. It is expressly acknowledged that, as provided in Section 5 hereof, violation of the foregoing covenant shall not permit Lessee to withhold rent or terminate this Lease.

          (b) The Lessee shall, and it shall require and ensure that any and all sublessees, employees, contractors, subcontractors, agents, representatives, affiliates, consultants and any and all other Persons, use, employ, emit, store, handle, transport, dispose of and/or arrange for the disposal of, any and all Hazardous Materials (as defined below) in, on or, directly or indirectly, related to or in connection with the Property in compliance with all Environmental Laws (as defined below) applicable thereto. Without limitation of the inspection rights as elsewhere set out herein, if Lessor or Agent at any time believes that an Environmental Event may have occurred, Lessor or Agent may, at Lessee's expense, conduct tests of the Property or portions thereof; provided, however, that in connection therewith: (i) so long as no Event of Default pursuant to Sections 19(a)(i), (vii), (x), (xi), (xii) or (xiv) hereof exists, no Event of Default under Section 19(a)(iv) relating to the failure to have required insurance coverage in place (as opposed to a failure to satisfy any other Insurance Requirement) exists, and Lessor or Agent have not taken remedial actions relating to the possession or ownership of such Parcel as a result of any other Event of Default that may then exist, Lessor or Agent will first notify Lessee of its desire for tests to be conducted and request that Lessee perform such tests and provide the results thereof to Lessor, and so long as Lessee promptly carries out such tests Lessor or Agent will not perform such tests directly, and (ii) in the conduct of any tests that Lessor or Agent may conduct directly Lessor or Agent will take reasonable steps to interfere as little as reasonably practicable with the conduct of Lessee's business within the Property. Any failure by the Lessor or Agent or such other Person to comply with the foregoing provisions of this Section 2 shall not give the Lessee any right to cancel or terminate this Lease, or to abate, reduce or make deduction from or offset against any Net Rent, Additional Rent or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder, but shall permit Lessee to prohibit Lessor or Agent from conducting such tests until such requirements are satisfied. Lessee's obligations hereunder with respect to Hazardous Materials and Environmental Laws are intended to extend to and cover all matters and conditions in, on, under, beneath, with respect to, affecting, related to, in connection with or involving the Property or any part thereof, without regard to whether Lessee has actually caused or participated in the event or circumstance giving rise to the matter in question, and without regard to whether the matter in question arose prior to or during the Term (as hereinafter defined) of this Lease.

          (c) For purposes of the foregoing provisions (or where such terms are used elsewhere in this Lease), the following terms shall have the meanings specified below:

               (A) "Environmental Laws" means any and all federal, state and local Laws, including without limitation any and all requirements to register underground storage tanks, relating to: (i) emissions, discharges, spills, releases or threatened releases of pollutants, contaminants, Hazardous Materials (as hereinafter defined), or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land;
(ii) the use, treatment, storage, disposal, handling, manufacturing, transportation, or shipment of Hazardous Materials (as defined below), materials containing Hazardous Materials or hazardous and/or toxic wastes, material, products or by-products (or of equipment or apparatus containing Hazardous Materials), or (iii) pollution or the protection of the environment.

               (B) "Hazardous Materials" means (i) hazardous materials, hazardous wastes, and hazardous substances as those terms are defined under any Environmental Laws, including, but not limited to, the following: the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq., as amended from time to time ("HMTA"), the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., as amended from time to time ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund
Amendments and Reauthorization Act, 42 U.S.C. 9601 et seq., and as further amended from time to time ("CERCLA"), the Clean Water Act, 33 U.S.C. 1251 et seq., as amended from time to time ("CWA"), the Clean Air Act, 42 U.S.C.
 7401 et seq., as amended from time to time ("CAA") and/or the Toxic
Substances Control Act, 15 U.S.C. 2601 et seq., as amended from time to time ("TSCA"); (ii) petroleum and petroleum products including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof;
(iv) asbestos and/or any material which contains any hydrated mineral silicate, including, but not limited to, chrysotile, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or non-friable; (v) PCBs, or PCB- containing materials, or fluids; (vi) radon; (vii) any other hazardous or radioactive substance, material, contaminant, pollutant, or waste; and (viii) any substance with respect to which any federal, state or local Environmental Law or governmental agency requires environmental investigation, monitoring or remediation.

               (C) "Environmental Event" shall mean any environmental event or the discovery of any environmental condition in, on, beneath or involving the Property or any portion thereof (including, but not limited to, the presence, emission or release of Hazardous Materials and the violation of any applicable Environmental Law) that in the sole but reasonable judgment of Agent, if not properly mitigated or remediated, might have a material adverse effect on the use, occupancy, possession, value or condition of the Property or any portion thereof.

     3.   Term.

          (a) Base Term. The term of this Lease ("Term") shall commence on the date hereof ("Commencement Date") and continue until December 31, 2002 (the "Expiration Date").

          (b) Extension Provisions. (i) If Lessee desires to extend the Term of this Lease for an additional three (3) years beyond the original Expiration Date, Lessee shall have the right, during the period beginning fifteen (15) months prior to the Expiration Date and ending fourteen (14) months prior to the Expiration Date, to advise Lessor and Agent of its desire to so extend the Term. If Lessee expresses such a desire then during the period ending twelve (12) months prior to Expiration Date Lessor and Lessee shall negotiate in good faith toward a mutually acceptable extension of the Term. All terms and conditions of any such extension (other than the length of the extension), including, without limitation, the Net Rent and other amounts to be paid by Lessee during such extended term, shall be subject to negotiation and the mutual agreement of Lessor and Lessee and approved by Agent on behalf of the Instrument Holders (unless the Instruments are discharged in full prior to the contemplated Expiration Date), it being acknowledged and agreed that neither Lessor nor any Instrument Holder shall be obligated to approve any extension, and their approval of any requested extension and/or the terms thereof shall be at the sole discretion of Lessor and such Instrument Holders. If any extension of the Term is agreed upon then the parties hereto shall execute an amendment to this Lease setting out the new Expiration Date and all appropriate revisions to this Lease applicable during such extended period.

               (ii) Notwithstanding the foregoing, if Lessee and Agent desire to extend the Term of the Lease but one or more Instrument Holders is unwilling to approve such extension, Lessee and Agent shall make reasonable efforts to find a replacement party willing to purchase the Instruments held by the Instrument Holders that do not desire to extend the Term, and otherwise to cooperate reasonably at Lessee's expense to effect the mutually desirable extension.

          (c) Keys and Locks. On the Expiration Date, Lessee shall surrender to Lessor all keys to all doors of the Property, and give the Lessor or Agent an explanation of the combination of all safes or safecabinets, if any, which are to remain in the Property.

          (d) Holdover Rent. Upon the termination of this Lease (whether by the expiration of the Term of the Lease or otherwise) Lessee must immediately vacate the Property. If Lessee fails to do so then at the option of Lessor, but without the execution of a new lease by Lessor and Lessee, Lessee shall immediately become a tenant from month-to-month of the Property, or any part thereof, at a Net Rent (as hereinafter defined) equal to the greater of two hundred percent (200%) of the Net Rent effective in the month immediately preceding termination of this Lease or one hundred fifty percent (150%) of the then applicable fair market rental value of the Property, and under all other terms, conditions, provisions, and obligations of this Lease insofar as the same are applicable to a tenancy from month-to-month.

     4.   Rent.

          (a) Throughout the Term, Lessee shall pay to the Lessor as net rental (the "Net Rent") the amounts determined in accordance with, and on the "Payment Dates" (herein so called) described on Exhibit "A" attached hereto. During the Term, Lessee shall also pay to Lessor the items of Additional Rent (as hereinafter defined) set out on Exhibit "A". At such time as Improvements or Parcels are added to the Property, or construction advances are made to Lessee by Lessor in respect of New Improvements constructed by Lessee on any Parcel, the Net Rent and Additional Rent payments shall be adjusted as contemplated on Exhibit "A" and/or on the Supplement by which such Improvements or Parcels are added to the Property, and/or the Construction Supplement evidencing the construction advance in question, as applicable.

          (b) All amounts that the Lessee is required to pay to the Lessor pursuant to this Lease (other than Net Rent), including, but not limited to, any and all amounts payable upon expiration of the Lease Term and/or upon transfer or purchase of the Property, together with amounts specifically denominated as such on Exhibit "A" as well as every fine, penalty, interest and cost that may be added for non-payment or late payment thereof, shall constitute "Additional Rent". Lessor shall give Lessee notice of any Additional Rent due hereunder promptly after it has knowledge of such Additional Rent, and shall use its best efforts to notify Lessee in advance of the due date and amount of such Additional Rent; provided that failure to give such prompt notice shall not relieve the Lessee of its obligation to pay such Additional Rent, subject to, as applicable, the Lessee's rights, if any, under Section 18 hereof.

          (c) The Lessee shall pay on demand to the Lessor interest at a rate (the "Default Rate") equal to the lesser of (i) a rate that is 200 basis points (2%) in excess of the rate quoted from time to time by Citibank, N.A., New York, as its "prime" or "base reference" rate for short-term floating rate commercial loans (whether or not such rate is actually charged in any particular instance), adjusted daily, or (ii) the highest lawful rate, on all amounts payable by it the Lessor hereunder from the due date thereof until paid in full, subject to Section 4(g) below. Any such interest at the Default Rate shall be paid at the same place and in the same manner as Net Rent (as hereinafter provided).

          (d) All amounts payable by the Lessee hereunder shall be paid in lawful money of the United States of America. All Net Rent payments shall be made to Lessor by 11:00 A.M. (New York City Time) on the applicable Payment Date. All Additional Rent or other sums due hereunder shall also be paid by 1:00 p.m. (New York City Time) on the applicable due date. All payments shall be made by wire transfer or other immediately available funds. Unless and until Lessee is otherwise notified in writing by Agent and Lessor, all payments of Net Rent or Additional Rent hereunder shall be paid to Lessor as follows:

                    State Street Bank and Trust Company
                    c/o Citibank, N.A.
                    New York, New York
                    Account #40685147
                    ABA #021000089
                    Re:  Pep Boys  November/95
                    Operating Lease

Any payments of rental or other amounts hereunder by Lessee made other than in accordance with the foregoing requirements shall be at Lessee's peril and shall not be credited for the benefit of Lessee hereunder unless and until such funds are actually received by Lessor. If any payment of Net Rent, Additional Rent, or other sum due hereunder is timely made by Lessee but Lessor, as Trustee under the Declaration, fails to make timely distribution of the amounts in question to the Instrument Holder(s) entitled to receive such amounts, Lessee shall have no responsibility for any late fees or other compensatory payments due to the Instrument Holders in respect of such late payment by the Trustee, nor subject to any other consequences arising therefrom.

          (e) Agent shall endeavor to send to Lessee on a monthly basis an invoice stating the amount of Net Rent due for the month in question. While the delivery of such an invoice is not a condition precedent to Lessee's obligation to pay the Net Rent due hereunder, if Agent fails to sent an invoice Lessee shall not be deemed to be in default of its obligations to pay Net Rent hereunder if, on the date the Net Rent is due hereunder Lessee (i) pays to Lessor an amount equal to the amount of Net Rent that was due and payable for the preceding month hereunder, (ii) delivers to Agent a written notice that Lessee did not receive an invoice for the month in question and is therefore unable to compute the exact amount due for the month in question, and (iii) Lessee makes any reconciliation payments necessary such that Lessee pays the correct amount of Net Rent hereunder for the month in question within five (5) Business Days after Lessee receives a reconciliation invoice. If the amount actually paid by Lessee is more than the Net Rent due for the month, Lessor shall refund the overage to Lessee within five (5) Business Days after the reconciliation invoice is produced by Agent. Any positive difference between the amount of Net Rent due to Lessor and the actual amount paid by Lessee pursuant to the foregoing provision shall bear interest at the Applicable Rate for the period between the date the Net Rent payment is due hereunder and the date such reconciliation payment is actually made by Lessee, and in the event the actual payment of Net Rent made by Lessee as aforesaid is more than the amount of Net Rent due for the month in question, any credit or refund to Lessee shall likewise bear interest at the Applicable Rate from the date the Net Rent was paid by Lessee until such refund payment is made.

          (f) The Lessee shall perform all of its obligations under this Lease at its sole cost and expense and shall pay, when due and without notice or demand (except as otherwise provided in this Lease), all amounts due hereunder. The Lessee agrees to pay on demand (i) all Impositions (as defined in Section 6) (subject to Lessee's rights pursuant to paragraph 6) and (ii) all reasonable fees and expenses of the counsel to each of Lessor and Agent, in connection with the preparation, execution, delivery, modification and amendment of this Lease and any other documents to be delivered in connection herewith or therewith or in connection with or arising out of any refinancing or refunding thereof requested or consented to by Lessee.

          (g) In the event that Lessee shall fail to pay any portion of any installment of Net Rent on the day on which such installment is due, to the extent permitted by applicable law there shall be added to such unpaid amount a late charge of two percent (2%) of the amount owed in order to compensate Lessor and Agent for the extra administrative expenses incurred. Any such late charges shall be paid by Lessee in the same manner as hereinabove provided for the payment of Net Rent. The foregoing provision shall not be deemed to limit Lessor's right to receive interest at the Default Rate with respect to such payment as provided in subsection 4(c) above.

          (h) Notwithstanding the foregoing Lessor shall waive any late charges and/or any extra amounts due by Lessee as a result of the application of the Default Rate to late payments made by Lessee hereunder on up to three (3) occasions during the Term so long as the payment in question is made during the applicable grace or cure period such that the late payment in question does not become an Event of Default hereunder.

     5.   Net Lease; Non-Terminability.

          (a) This Lease is a net lease and, except as otherwise expressly provided in this Lease, any present or future Law (as defined below) to the contrary notwithstanding, shall not terminate, nor shall the Lessee be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction with respect to any Net Rent, Additional Rent or other sum payable hereunder.
Without limitation of the generality of the foregoing, except as otherwise expressly provided in this Lease, the obligations of the Lessee shall not be affected by reason of: (i) any damage to or destruction of the Property or any part thereof by any cause whatsoever (including, without limitation, fire, Casualty (as defined in Section 12) or act of God or enemy or any other force majeure event); (ii) any Condemnation (as defined in Section 12), including, without limitation, a temporary Condemnation of the Property or any part thereof; (iii) any prohibition, limitation, restriction or prevention of the Lessee's use, occupancy or enjoyment of the Property by any person; (iv) any matter affecting title to the Property or any part thereof; (v) any eviction of the Lessee from, or loss of possession by the Lessee of, the Property or any part thereof, by reason of paramount title or otherwise; (vi) any default by the Lessor hereunder or under any other agreement; (vii) the invalidity or unenforceability of any provision hereof or the impossibility or illegality of performance by the Lessor or the Lessee or both; (viii) any action of any federal, state or local governmental authority; or (ix) any other cause or occurrence whatsoever, whether similar or dissimilar to the foregoing. The partiesintend that the obligations of the Lessee hereunder shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease. For purposes hereof "Law" means all statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, or decrees of any municipal, state, federal, foreign, or territorial government, or any court, governmental body, subdivision, agency, department, commission, board, bureau, or instrumentality thereof.

          (b) The Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting the Lessor or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. Except as expressly permitted in this Lease, the Lessee waives all rights to terminate or surrender this Lease, or to any abatement or deferment of Net Rent, Additional Rent or other sums payable hereunder. The Lessee shall remain obliged under this Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by Law or otherwise to modify or to avoid strict compliance with its obligations under this Lease. All payments made to the Lessor hereunder as required hereby shall be final and the Lessee shall not seek recovery of, nor shall Lessee be entitled to recover, any such payment or any part thereof for any reason whatsoever, absent manifest error.

          (c) Lessee shall be entitled to bring a separate action against Lessor, Agent, or the Purchasers, as applicable, to enforce their respective obligations to Lessee hereunder or under the other Transaction Documents, but no such action (including any judgment received by Lessee in connection therewith) shall ever permit or grant Lessee the right to terminate this Lease or create any right of abatement, set-off, or other reduction or suspension of the payments due by Lessee hereunder.

      6.   Taxes and Assessments; Compliance with Law; Certain Agreements.

          (a) The Lessee shall pay or cause to be paid, subject to Section 18, all Impositions before any fine, penalty, interest or cost may be added or any default may be claimed or any termination or foreclosure or forfeiture procedures for nonpayment may be commenced. If any Imposition may legally be paid in installments, such Imposition may be so paid in installments provided that the Lessee shall pay all such installments due and payable on or prior to the Expiration Date or earlier termination of this Lease. "Impositions" means
(i) all taxes, assessments, levies, fees, water and sewer rents and charges, inspection fees and other authorization fees and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every character (including all penalties or interest thereon) which, at any time prior to or during the Term, may be imposed or levied upon or assessed against or be a Lien (as defined in Section 7) upon (A) the Property or any part thereof, or (B) this Lease or the leasehold estate hereby created, or which arise in respect of the ownership, operation, occupancy, possession, use, non-use or condition of the Property or any part thereof; (ii) all gross receipts or similar taxes imposed or levied upon, assessed against or measured by any Net Rent, Additional Rent or other sum payable hereunder; (iii) all sales, value added, use and similar taxes at any time levied, assessed or payable on account of the ownership, operation, occupancy, use, leasing, or subleasing of the Property or any part thereof; (iv) all charges, levies, fees, rents or assessments for or in respect of utilities, communications and other services rendered or used on or about the Property or any part thereof; and
(v) payments in lieu of each of the foregoing. "Impositions" shall not be deemed to include any taxes or charges imposed upon any sale or transfer of ownership interests in the Lessor, nor any "Excluded Charges" (as defined in the Transaction Agreement).

          (b) Subject to Section 18, the Lessee shall comply with, and cause the Property to comply with, all Legal Requirements. "Legal Requirements" means
(i) all Laws, foreseen or unforeseen, ordinary or extraordinary, or arising from any restriction of record or otherwise, which now or at any time hereafter may be applicable to the Lessor, as owner of the Property, the Lessee, as lessee hereunder, or the Property or any part thereof, or any of the adjoining sidewalks or vaults, if any, or the ownership, operation, occupancy, use, non-use or condition of the Property or any part thereof and any other governmental rules, orders and determinations now or hereafter enacted, made or issued, and applicable to the Lessor, as owner of the Property, the Lessee, as lessee hereunder, or the Property or any part thereof or the ownership, construction, operation, mortgaging, occupancy, possession, use, non-use or condition thereof whether or not presently contemplated; and (ii) all agreements, permits, covenants, conditions, and restrictions applicable to the Property or any part thereof or the ownership, operation, mortgaging, occupancy, use, non-use, or condition thereof, including but not limited to, all Facility Agreements (as defined below) and all such Laws (including, without limitation, carrying out all necessary or appropriate remediation or other response to any Environmental Event in accordance with all applicable Environmental Laws), contracts, agreements, covenants, conditions and restrictions which require structural, unforeseen or extraordinary changes in the Property or any part thereof and all matters of public record. Without limitation, to the extent that any portion of the Property currently is included in the same subdivision lot or tax parcel with other property that is not included in the Property, Lessee shall proceed to promptly cause such portions of the Property to be replatted and/or to effect such other legal or administrative actions as may be required to cause each portion of the Property to be in a legal subdivision lot and tax parcel that does not include any property that is not a part of the Property; provided, however, that in isolated cases Lessee may, in lieu of any such replat or other proceedings, provide title insurance endorsements, bonds, indemnification or other assurances satisfactory, in Agent's reasonable discretion, to assure that neither Lessor nor any successor-in-title thereto shall bear any risk of cost or loss as a result of any such subdivision lot or tax lot discrepancy. For purposes hereof "Facility Agreements" mean all contracts or agreements relating to or affecting the Property or the operation thereof or any portion thereof, including, without limitation, any easements, declarations, covenants, or restrictions affecting the Property, and any other agreement or arrangement that constitutes a Permitted Encumbrance.

          (c) The Lessee shall fully and promptly keep, observe, perform and satisfy, on behalf of Lessor, any and all obligations, conditions, covenants and restrictions of or on the Lessor under any and all Facility Agreements, or contest any obligations or alleged obligations thereunder, so that there will be no default thereunder (other than a default as to which remedial actions are stayed or suspended pending a contest of the obligations in question pursuant to
Section 18 hereof) and so that the other parties thereunder shall be and remain at all times obliged to perform their obligations thereunder. To the extent within its control Lessee shall not permit to exist any condition, event or fact that could allow or serve as a basis or justification for any such person to avoid such performance or to impose or enforce a Lien on the Property or any portion thereof as a result of the non-performance by Lessee under any Facility Agreement. Lessor agrees that without Lessee's consent, which consent shall not be unreasonably withheld, Lessor shall not terminate or modify any Facility Agreement. Further, at the request and expense of Lessee, Lessor agrees to reasonably cooperate with Lessee in connection with the creation of additional Facility Agreements and/or with any amendment or modification of any existing Facility Agreement that Lessee may deem desirable; provided, that no Facility Agreement shall be created or amended without the prior written consent of Agent, which consent shall not be unreasonably withheld. Lessor hereby further authorizes Lessee to act on Lessor's behalf pursuant to the Facilities Agreements in the ordinary course of business related to the routine daily operation of the Property; provided, that (i) prompt written notice of any material action taken or notice received by Lessee with respect to any Facility Agreement shall be given by Lessee to Agent, (ii) no consent, approval, modification, amendment, or waiver under any Facility Agreement nor any status report, estoppel certificate, or similar statement or certification with respect to any Facility Agreement may be given by Lessee on Lessor's behalf without the prior written approval of Agent (which approval shall not be unreasonably withheld) unless the Facility Agreement in question has been approved (or deemed approved) by Agent and either the Facility Agreement in question or another instrument approved by the Agent contains an express delegation to Lessee
(in its capacity as such) of the right to issue the item in question or of the right to provide such consent or approval on behalf of Lessor.

          (d) Lessee's execution of a Supplement adding any Parcel or Improvements to the Property shall constitute Lessee's representation and warranty to Lessor, Agent, and to each of the Instrument Holders that as of the date of such Supplement, to Lessee's knowledge: (i) there is no default, or event or circumstance which, with notice and/or the passage of time could result in a default, by Lessee or, to Lessee's knowledge, any other party under any Facility Agreement applicable to such Parcel or Improvements, (ii) Lessee has paid all amounts currently due and payable with respect to the Property or any portion thereof under the terms of any Facility Agreement, and (iii) Lessee has received no notice of, nor does Lessee have any other knowledge of, any events, circumstances, or facts that have resulted in, or could result in, the loss or material reduction or interruption of any of the services, easements, rights-of-way, or other benefits inuring to the applicable Parcel under any of the Facility Agreements, and/or the imposition of any Lien or charge of any kind upon the applicable Parcel or any portion thereof pursuant to any Facility Agreement. Without limitation of any other indemnifications or other rights granted for the benefit of Lessor, Agent, and/or the Instrument Holders herein, Lessee expressly agrees to indemnify, save, and hold harmless Lessor, Agent, each Instrument Holder, and their respective successors and assigns from and against any breach of any of the representations, warranties, or covenants regarding the Facility Agreements contained in this Section 6.

          (e) If any Improvements situated on any Parcels at any time during the Term shall encroach upon any property, street or right-of-way adjoining or adjacent to such Parcel, or shall violate the agreements or conditions contained in any Facility Agreements affecting such Parcel or any part thereof, or shall impair the rights of others under or hinder or obstruct any easement or right-of-way to which such Parcel is subject, then, promptly after the written request of Lessor or Agent, or any person affected by any such encroachment, violation, impairment, hindrance or obstruction, Lessee shall, at its expense, either (i) contest such matter in accordance with Section 18, (ii) obtain effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, impairment, hindrance or obstruction whether the same shall affect Lessor, Lessee or both, (iii) make such changes in the Improvements and take such other action as shall be necessary to remove such encroachments, hindrances or obstructions and to end such violations or impairments, including, if necessary, the alteration or removal of any Improvement (subject to Lessor's and Agent's consent if required by Section 10(a) hereof), or (iv) provide to Lessor affirmative title insurance endorsements, bonds, or other assurances satisfactory to Agent, in its discretion, to assure that neither Lessor nor any successor-in-title thereto shall bear any risk of cost or loss as a result of the existence of such encroachment. Lessor and Agent will not make request for correction of any minor encroachments or similar minor matters unless either (A) a governmental entity or a person or entity having an interest (which need not be an ownership interest) in the property affected by such matter requests correction thereof, or (B) in Lessor's or Agent's good faith judgment the existence of such encroachment has a materially adverse effect upon the ownership, marketability, and/or financeability of the Parcel or portion of the Property to which such encroachment or other matter relates.

          (f) In those circumstances set out in this Section in which Lessee is authorized or permitted to take an action only after the consent or approval of the Agent or Lessor is authorized or permitted to execute Facility Agreements or other agreements requested by Lessee only after the consent or approval of Agent, Agent shall be deemed to have approved the action, or execution by Lessor of the document, in question if no disapproval is given to Lessee by Agent within ten (10) Business Days after Lessee's written request for approval where such request for approval (A) contains a reasonably detailed description of the actions which Lessee proposes to take if the request is approved (including copies of documents proposed to be executed or delivered) and (B) contains a specific notice to Agent that the request will be deemed approved if not disapproved within such period. If Agent disapproves any request, Agent shall state its reasons for disapproval (which may include lack of sufficient information regarding the request or, in any appropriate case, insufficient time to fully evaluate the request). If Agent fails to notify Lessee within such ten
(10) Business Day period that the information provided by Lessee regarding the requested approval is inadequate for Agent's needs Agent shall be deemed to have waived any right to refuse a requested approval on the basis of inadequate information (but the foregoing shall not be deemed to limit any rights or claims that the Lessor or Agent may have if the description or other information provided by Lessee in connection with a requested approval is inaccurate, misleading, or fraudulent). Agent shall deliver to Lessor written authorizations or directions to evidence Agent's approval of actions or documents that have been approved (or deemed approved) by Agent as aforesaid. Following any such approval or deemed approval by Agent, and receipt by Lessor of the aforesaid authorizations or directions, Lessor shall execute any approved Facility Agreement or other approved agreements as requested by Lessee.

          (g) Within five (5) Business Days after receipt thereof by Lessor, unless it is apparent that such materials have independently been received by Lessee or Agent, as applicable, Lessor shall deliver to Lessee, with a copy to Agent, any tax bills, condemnation notices, mechanics' lien claims, legal pleadings, notices relating to Facility Agreements or Permitted Encumbrances, or other material communications relating to the Property.

     7.   Matters of Title; Assignability.

          (a) Subject to Section 18, and except for the Permitted Encumbrances, the Lessee shall not create or permit to exist, and shall promptly remove and discharge, any mortgage, charge, lien, security interest, encumbrance, right or claim (each, a "Lien") upon this Lease or the Property or any part thereof or interest therein, or upon any Net Rent, Additional Rent or other sum payable hereunder, which Lien arises for any reason, including, without limitation, any and all Liens which arise out of the use, condition, occupancy, construction, possession, repair or rebuilding of the Property or any part thereof (including, without limitation, by reason of a default under any Facility Agreement) or by reason of labor or materials furnished or claimed to have been furnished to the Lessee or for the Property or any part thereof. "Permitted Encumbrances" means, with respect to the Property but only to the extent applicable thereto (i) rights reserved to or vested in any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or provision of Law affecting the Property to (A) terminate such right, power, franchise, grant, license or permit, provided that the exercise of such right would not materially impair the use of the Property or materially and adversely affect the value thereof, or (B) purchase, condemn, appropriate or recapture, or designate a purchaser of, the Property; (ii) any liens thereon for Impositions and any liens of mechanics, materialmen and laborers for work or services performed or materials furnished in connection with the Property, which are not due and payable or which are not delinquent to the extent that penalties for nonpayment may be assessed (or with respect to which title insurance endorsements, bonds, or other security and assurances reasonably satisfactory to Agent have been provided); (iii) easements, rights-of-way, servitudes, restrictions and other minor defects, encumbrances, and irregularities in the title to the Property approved by Agent as of the date the Parcel in question is added to the Property and described in the owner's policies of title insurance issued to Lessor, as owner of the Parcels, in connection with Lessor's acquisition of the Parcels; (iv) rights reserved to or vested in any municipality or public authority to control or regulate use of the Property or to use the Property in any manner; (v) this Lease; and (vi) any Transaction Documents.

          (b) The Lessor shall not create any Lien upon this Lease, the Property, or any part thereof except this Lease, the Liens securing the obligations of Lessor and/or Lessee under the Transaction Documents, and any Liens that may arise in respect of any action taken by the Lessor, Agent or the Instrument Holders from time to time in connection with the enforcement of any rights under this Lease or the Transaction Documents.

     8.   Indemnification.

          (a) The Lessee shall pay, protect, indemnify and hold harmless each Indemnified Party (as defined below) from and against, and shall defend all actions against any Indemnified Party with respect to, any and all liabilities (including, but not limited to, liability in tort (whether strict liability or otherwise)), losses, damages, costs, expenses (including, but not limited to, reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature whatsoever (collectively, "Losses") arising from (i) any injury to or death of any person, or damage to or loss of property, or any other event or circumstance occurring on or resulting from activities on the Property, or resulting from or in connection with the ownership, leasing, subleasing, operation, occupancy, possession, use, non-use or condition of the Property, (ii) any Environmental Event, Incipient Default or Event of Default hereunder, (iii) any act or omission of the Lessee or its agents, contractors, licensees, sublessees, invitees, representatives or any Person for whose conduct the Lessee is legally responsible on or relating to or in connection with the ownership, leasing, subleasing, operation, management, maintenance, occupancy, possession, use, non-use or condition of the Property;
6iv) performance of any labor or services or furnishing of any materials or other property in respect of the Property or any part thereof; (v) any permitted contest referred to in Section 18, provided, that no Indemnified Party shall be entitled to payment or indemnification with respect to any amounts voluntarily paid by such Indemnified Party in respect of matters being properly contested by Lessee under such Section 18; or (vi) any violation by the Lessee of any contract or agreement to which the Lessee is a party or of any Legal
Requirement or Insurance Requirement, in each case affecting any Indemnified Party or the Property, or any part thereof or the ownership, operation, occupancy, possession, use, non-use or condition thereof and in each case regardless of the acts, omissions or negligence of any Indemnified Party
(except as otherwise set forth in the following proviso); provided, however, that the Lessee shall not be required to indemnify any Indemnified Party hereunder against any such claims to the extent arising solely as a result of the fraud, gross negligence or willful misconduct of the Indemnified Party in question. IT IS THE EXPRESS INTENT AND UNDERSTANDING OF THE PARTIES THAT
THE FOREGOING PROVISION DOES CONSTITUTE AN INDEMNIFICATION BY THE LESSEE
OF THE INDEMNIFIED PARTIES OF AND FROM LOSSES ARISING OUT OF THE
NEGLIGENCE OF THE RESPECTIVE INDEMNIFIED PARTIES OR ANY OF THEM;
PROVIDED, HOWEVER, THAT THE PARTIES AGREE AND ACKNOWLEDGE THAT NO
INDEMNIFIED PARTY SHALL BE ENTITLED TO INDEMNIFICATION HEREUNDER
FOR DAMAGES OR LOSSES TO THE EXTENT CAUSED BY THE FRAUD,GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY IN
QUESTION. In connection with any such defense by Lessee, Lessee may file answers and pleadings in the name of and on behalf of the applicable Indemnified Party(ies) where necessary. For purposes of this Section 8, "Indemnified Party" means the Lessor (in both its capacity as Trustee under the Declaration of Trust and in its individual capacity), each Instrument Holder, Agent (and any successor agent), and any officer, director, employee or agent of any of the above. "Incipient Default" means the occurrence of any event or the existence of any circumstance that would entitle Agent or Lessor to send a notice requiring remedial action by Lessee which, if not carried out by Lessee within the applicable grace or cure period as provided in the applicable subsection of
Section 19(a) hereof, would result in the existence of an Event of Default hereunder.

          (b) The obligations of the Lessee under this Section 8 shall survive the expiration or any termination of this Lease (whether by operation of Law or otherwise) for all matters described in this Section 8 which occur or arise prior to such expiration or termination or arise out of or result from facts, events, claims, liabilities, actions or conditions occurring, arising or existing on or before such expiration or termination; provided, that the foregoing shall not be construed to extend or toll any applicable statute of limitations with respect to the obligations of Lessee hereunder. In case any action shall be brought against any Indemnified Party in respect of which indemnity may be sought against the Lessee, such Indemnified Party shall promptly notify the Lessee in writing, but failure to give such prompt notice shall not relieve the Lessee from any liability hereunder except to the extent Lessee is actually prejudiced by such failure to give prompt notice. So long as no Event of Default exists, and no Incipient Default exists with respect to the matters covered in Sections 19(a)(i), (iv), (vii), (x), (xi), or (xiv) (any such Incipient Default being referred to as a "Special Incipient Default") has occurred and is continuing hereunder, the Lessee, at its own expense, may defend any action brought against an Indemnified Party, including the employment of counsel reasonably satisfactory to such Indemnified Party and the payment of all reasonable expenses thereof. Any Indemnified Party shall have the right to employ separate counsel in any such action and to consult with the Lessee regarding the defense thereof, provided that, except in the circumstances described below any such separate counsel shall be employed at the sole cost and expense of the Indemnified Party, and provided, further, that, except as provided below, the Lessee shall at all times control such defense. If the Lessee shall have failed to employ counsel reasonably satisfactory to such Indemnified Party (or, upon notice from the Indemnified Party that the counsel employed by Lessee is not satisfactory, if Lessee has failed to discharge counsel previously employed and to retain new counsel that both Lessee and the Indemnified Party agree upon), the fees and expenses of counsel to each Indemnified Party shall be paid by the Lessee. Further Lessee shall pay all of the Losses of such Indemnified Party incurred in respect of such defense if either (i) the Lessee shall elect in writing not to assume the defense or, having assumed such defense, shall thereafter fail to prosecute diligently such defense thereof, or (ii) if any Special Incipient Default or Event of Default has occurred and is continuing hereunder. Further, if any Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to Lessee and the relief sought against the Indemnified Party is other than payment of monetary damages, the Indemnified Party may assume the defense of such loss or action once tendered and Lessee will reimburse such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party. So long as Lessee is diligently defending the claim in question as aforesaid or, if the Indemnified Party has assumed defense thereof, so long as Lessee is paying the costs of such separate defense in accordance herewith, the Lessee shall not be liable for any settlement of any action without its consent. No settlement of any such action may be made by the Lessee without the Indemnified Party's consent; provided, however, such consent shall not be necessary if the settlement results in an unconditional and final release of the Indemnified Party without the admission by the Indemnified Party of guilt, complicity or culpability.

          (c) Upon demand for payment by any Indemnified Party of any Losses incurred by it for which indemnification is sought, along with a brief description of the nature and extent of the Losses as well as the circumstances under which indemnification is sought, Lessee shall pay when due and payable the full amount of such Losses to the appropriate party, unless the Lessee shall have assumed the defense of such Loss or action once tendered and is diligently prosecuting the same and Lessee has taken all action as may be reasonably necessary to prevent (i) the collection of such Losses from the Indemnified Party; (ii) the sale, forfeiture or loss of the Property or any part thereof during such defense of such action; and (iii) the imposition of any civil or criminal liability for failure to pay such Losses when due and payable.

          (d) Notwithstanding the foregoing, if a claim that is subject to the indemnification provisions set out above is made seeking monetary damages only and the maximum exposure of the Indemnified Party is less than $1,000,000.00, then so long as the Lease Guarantor is in compliance with the financial covenants set out in the Lease Guarantee, Lessee may defend or settle such matter at its discretion and in the name of the Indemnified Party without involvement of the Indemnified Party in the defense or settlement thereof.

          (e) Lessee acknowledges the execution, of even date herewith, of the "Environmental Indemnity Agreement" (herein so-called) wherein Lessee has indemnified Lessor, Agent and the Instrument Holders for various matters relating to Hazardous Substances and Environmental Laws relating to the Property. The indemnification rights provided for herein are in addition to, and not in lieu of, indemnification rights granted in the Environmental Indemnity Agreement.

     9. Maintenance and Repair. The Lessee, at its own expense, will manage and maintain the Property in good repair and condition, subject to normal wear and tear. Further, Lessee will take all action, and will make all changes and repairs, structural and nonstructural, foreseen and unforeseen, ordinary and extraordinary, to the Property from time to time as may be required to keep the Property in compliance with any Legal Requirement or Insurance Requirement at any time in effect. The Lessor shall not be required to, and Lessee hereby waives any right to require the Lessor to, manage, maintain, repair or rebuild the Property or any part thereof and the Lessee waives any and all rights it may now or hereafter have to make any repairs at the expense of the Lessor pursuant to any Legal Requirement, Insurance Requirement, or otherwise, at any time in effect. All repairs, replacements and rebuilding by the Lessee hereunder shall immediately become and shall remain part of the Property, subject to this Lease.

     10.  Alterations; Additions.

          (a) At any time, so long as no Event of Default has occurred, and no Special Incipient Default then exists, the Lessee may, at its own expense, make Additional Improvements to the Property; provided, however, that (i) the fair market value of the Property shall not be lessened thereby, and (ii) such work shall be completed in a good and workmanlike manner free and clear of any Liens for labor, services or materials (subject to Section 18 hereof) and in compliance with all applicable Legal Requirements and Insurance Requirements,
(iii) the structural integrity of the Improvements shall not be impaired thereby, and (iv) any "Material Improvements" (as defined below) shall have been approved in writing by Agent prior to commencement thereof (which approval shall not be unreasonably withheld or delayed). "Additional Improvements" means additions or alterations of the Improvements made by or for the Lessee and\ "Material Improvements" means Additional Improvements which have a cost in excess of $350,000.00 (for this purpose related segments of Additional Improvements on any given Parcel (but not similar activities occurring on separate Parcels) shall be aggregated). The installation or modification of Lessee's Equipment inside any Improvements will not be treated as Additional Improvements for purposes hereof. The Lessee shall be permitted, with the consent of the Agent (which consent shall not be unreasonably withheld), at any time during, or upon the expiration or termination of, the Term, and at its sole cost and expense, to remove any such Additional Improvements to the Property; provided, however, that, in the reasonable discretion of Agent, such removal shall not impair the use or reduce the fair market value of the Property below its fair market value on commencement of the Term and that such removal shall not cause a violation of any Legal Requirement or Insurance Requirement. Any damage to the Property or any part thereof caused by such removal shall promptly be repaired by the Lessee and the Property or part thereof shall be restored to its condition (or the reasonable equivalent thereof) as it existed immediately prior to the construction of such Additional Improvements, at the Lessee's sole cost and expense. The Lessee may place upon the Property or any part thereof any inventory, fixtures, machinery, equipment or other property belonging to the Lessee or third parties and remove the same at any time during the Term and at the request of the Lessor or Agent shall remove the same at the expiration or termination hereof unless the Lessee shall have purchased the Property pursuant to the terms hereof; provided that any damage to the Property or any part thereof caused by such removal shall promptly be repaired by the Lessee and the Property or such part thereof shall be restored to its condition (or the reasonable equivalent thereof) as it existed immediately prior to the placement of any such property upon the Property, all at the Lessee's sole cost and expense.

          (b) If any request is made by Lessee for approval by Agent of the construction of proposed Additional Improvement and/or the removal thereof by Lessee where such approval is required, the request in question shall be deemed approved if Agent has not given Lessee notice of disapproval within ten
(10) Business Days after Lessee's written request for approval where such request for approval (A) contains a reasonably detailed description of the action which Lessee proposes to take (including the Additional Improvements to be constructed or demolished, and the effect thereof upon the value and utility of the affected Parcel and the Improvements thereon), and (B) contains a specific notice to Agent that the request will be deemed approved if not disapproved within such period. If Agent disapproves any request, Agent shall state its reasons for disapproval (which may include lack of sufficient information regarding the request or, in an appropriate case, insufficient time to fully evaluate the request). If Agent fails to notify Lessee within such ten
(10) Business Day period that the information provided by Lessee regarding the requested approval is inadequate for Agent's needs Agent shall be deemed to have waived any right to refuse a requested approval on the basis of inadequate information (but the foregoing shall not be deemed to limit any rights or claims that the Lessor or Agent may have if the description or other information provided by Lessee in connection with a requested approval is inaccurate, misleading, or fraudulent).

          (c) All Additional Improvements shall become and remain part of the Property and shall be subject to this Lease, unless and until removed by the Lessee in accordance with subsection 10(a).

     11. Lessee's Right to Contest Real Property Taxes. The Lessee, at its own cost and expense, shall have the sole right, at any time, to seek a reduction in the assessed valuation of the Property or to contest any real property taxes for the Property as provided for in Section 18 hereof. If required by any applicable Legal Requirement the proceeding or contest may be brought by Agent in the name of Lessor as the owner of the Property but Lessee shall pay any and all costs and expenses incurred by, or that become the obligation of, the owner of the Property in connection therewith. Lessee, on final determination of the proceeding or contest, shall, subject to Section 18 hereof, immediately pay, discharge and satisfy any decision or judgment rendered, together with all costs, interest, and penalties incidental to the decision or judgment. Any tax refund or similar amount received by Lessor as a result of any such contest by Lessee and attributable to periods when the tax in question was paid by Lessee shall be received for the benefit of Lessee and promptly paid over to Lessee by Lessor.

     12.  Condemnation and Casualty.

          (a)  General.

               (i) Subject to the provisions of this Section 12 Lessee hereby irrevocably assigns to the Lessor any award or compensation or insurance payment to which the Lessee may become entitled (i) if the Property or any part thereof is damaged or destroyed by fire or other casualty (such an occurrence being herein called a "Casualty") or (ii) if the use, occupancy or title of the Property or any part thereof is taken or requisitioned or sold in, or on account of any actual or threatened condemnation or eminent domain proceedings, or other action by any Person having the power of eminent domain (such an occurrence being herein called a "Condemnation").

               (ii) The Lessee shall promptly notify the Lessor in writing of any Casualty or Condemnation and shall appear in any proceeding or action to defend, negotiate, prosecute or adjust any claim for any award or compensation or insurance payment on account thereof. The Lessee shall take all appropriate action in connection therewith, including the employment of counsel reasonably satisfactory to the Lessor and Agent. The Lessor and Agent shall have the right to appear and participate and to employ separate counsel in any such proceeding or action, and the fees and expenses of such counsel shall be paid by the Lessee if the Lessee shall have failed to employ counsel reasonably satisfactory to the Lessor and Agent (or, upon notice from Lessor or Lessee of their dissatisfaction with the counsel employed by Lessee, Lessee shall have failed to discharge counsel previously employed and to retain new counsel that Lessee and the Agent and Lessor may agree upon). If the Lessee shall elect not to enter an appearance in any such proceeding or action or shall fail to prosecute any such proceeding or action diligently, or if any Special
Incipient Default or Event of Default has occurred and is continuing hereunder, the Lessor and/or Agent may assume the prosecution thereof and the Lessee shall pay all of the reasonable fees and expenses of Lessor's and/or Agent's counsel. No settlement of any such proceeding or action shall be made by the Lessee without the written consent of the Lessor and the Agent, which consent shall not unreasonably be withheld.

               (iii) All awards and proceeds attributable to Lessee's Equipment, Lessee's moving and other expenses, and other losses incurred by Lessee and all proceeds of Lessee's business interruption insurance shall be paid to Lessee, and Lessor shall not have any rights therein, so long as the award or insurance proceeds payable in respect of the Parcel and/or the Improvements themselves are not reduced as a result of any such payments to Lessee. In no event shall Lessee make any claim in any Condemnation proceeding in respect of the loss or value of the leasehold estate in the Property created hereby, and Lessee hereby assigns to Lessor any rights it may have to any award based on the value of the leasehold estate; provided, however, that (i) the foregoing shall not preclude Lessee from bringing a separate action for damage to its leasehold estate if, and only if, the award to the Lessor is not reduced as a result thereof, and further provided that (ii) if Lessee purchases the Property (or applicable portion thereof) in connection with any such Condemnation under any applicable provision of this Lease, Lessee shall be entitled to any Net Proceeds arising therefrom and may prosecute or dispose of any Condemnation action as it deems appropriate.

               (iv) Except as otherwise set out below, any and all amounts representing proceeds paid in connection with any such Condemnation or Casualty (other than proceeds of rental loss insurance and proceeds attributable to Lessee's personal property, Lessee's moving or other expenses, and business interruption insurance), as the case may be (collectively, the "Proceeds"), shall be paid over to the Proceeds Trustee (as defined below) to be held in trust by such Proceeds Trustee and distributed pursuant to paragraph 12 or 15 of this Lease, as appropriate, (all such Proceeds, less the reasonable expenses incurred by the Lessor and the Lessee in collecting such amounts, but including any reimbursement by the Lessee for reasonable costs and expenses in connection therewith to which the Lessor and the Agent are entitled pursuant to this Lease, are the "Net Proceeds"). Except as otherwise provided below, any and all Proceeds received by the Lessee in connection with any such proceeding or action shall be received and held in trust for the benefit of the Lessor, shall be segregated from other funds of the Lessee and shall be forthwith paid over to the Proceeds Trustee. The Lessee and Lessor agree that this Lease shall control the rights of the Lessor and the Lessee in any such Proceeds, and any present or future Law to the contrary is hereby waived. Any and all reasonable charges, fees and expenses of the Proceeds Trustee shall be paid from the Net Proceeds. "Proceeds Trustee" shall mean Agent, if Agent elects to perform such functions or, if Agent elects not to perform such functions, such title company or other independent bank or trust company as may be designated by the Lessor with the approval of Agent.

               (v) Notwithstanding the foregoing, however, if the total amount of Proceeds attributable to a Casualty or Condemnation is less than or equal to $350,000.00 with respect to any one Parcel, and no Special Incipient Default and no Event of Default of any kind then exists, then Lessee may settle the claim in question on behalf of Lessee and any and all Proceeds received by Lessee in connection with any such proceeding or action may be retained by Lessee (rather than being paid over to the Proceeds Trustee), and this Lease shall continue in full force and effect, and the Lessee shall, at its expense, promptly commence and diligently pursue to completion the rebuilding, replacement or repair of any damage to such portion of the Property caused by such event in conformity with the requirements of Sections 9 or 10, as applicable, in order to restore such portion of the Property (in the case of a Condemnation, as nearly as practicable) to the condition and fair market value thereof immediately prior to such event.

          (b) Condemnation with Termination. (i) If a Condemnation shall in the good faith opinion of an authorized officer of Lessee affect the Improvements on a given Parcel in such manner as to render it unsuitable for restoration or for continued use and occupancy by the Lessee, then the Lessee may deliver, not later than sixty (60) days after such occurrence, or (ii) if a Condemnation shall affect the entirety of a Parcel and the Improvements thereon, then the Lessee shall be deemed to have delivered as of such occurrence, to the Lessor a written notice (herein called a "Termination Notice") containing (A) notice of the Lessee's intention to terminate this Lease with respect to the affected Parcel and the Improvements thereon, and
(B) a certificate of an officer of the Lessee describing the Condemnation giving rise to such termination and certifying as to clause (i) or (ii) above, as appropriate. In such event this Lease shall remain in full force and effect as to the Parcels (and the Improvements thereon) not affected by the Condemnation in question, and as to the affected Parcel and Improvements the Lessee shall have the same options available to it that would be available to Lessee at the Expiration Date with respect to the entire Property. Accordingly, Lessee may either purchase the remainder of the Parcel and Improvements in question, if any, plus the Net Proceeds attributable thereto for the Offer Purchase Price as provided for in Section 15 below, or terminate this Lease as to the Parcel and Improvements in question upon payment of a Contingent Rent Payment in respect of the Parcel and Improvements in question in an amount equal to 84% of the amount that would be the applicable Offer Purchase Price for the Parcel and Improvements in question pursuant to Section 15. (If Lessee pays the Contingent Rent Payment in respect of a portion of the Property pursuant to this provision, such amount shall be credited, without interest, against the Contingent Rent Payment payable hereunder at the Expiration Date.) If Lessee fails to elect which of the foregoing options it requests at the time of delivery of the Termination Notice, it shall be deemed to have elected to purchase the affected portion of the Property for the applicable Offer Purchase Price.

           (c)  Condemnation Without Termination; Casualty.

               (i) If, after a Condemnation, the Lessee has not given a Termination Notice in accordance with subsection 12(b) with respect to the affected Parcel and the Improvements thereon, or in any event after a Casualty (unless, in the case of Casualty, Lessee elects to proceed pursuant to Section 13 below, if applicable), then this Lease shall continue in full force and effect with respect to the affected Parcel and the remainder of the Property, and the Lessee shall, at its expense, promptly commence and diligently pursue to completion the rebuilding, replacement or repair of any damage to such portion of the Property caused by such event in conformity with the requirements of Section 9 or 10, as applicable, in order to restore such portion of the Property (in the case of a Condemnation, as nearly as practicable) to the condition and fair market value thereof immediately prior to such event.

               (ii) In circumstances where the Net Proceeds are to be administered by the Proceeds Trustee, the Lessee shall be entitled to receive payment from the Net Proceeds from time to time as such work of rebuilding, replacement or repair progresses, but only after presentation of certificates of a licensed architect chosen by the Lessee and subject to the approval of the Agent (which approval shall not be unreasonably withheld or delayed), delivered by the Lessee to the Proceeds Trustee (with a copy to the Agent) from time to time as such work of rebuilding, replacement or repair progresses. Each such architect's certificate shall describe the work for which the Lessee is requesting permission to pay or requesting payment and the cost incurred by the Lessee in connection therewith and shall state that such work has been properly completed and that the Lessee has not theretofore received payment for such work, and shall be accompanied by an officer's certificate of the Lessee certifying that no Special Incipient Default or Event of Default has occurred and is continuing and that the amounts held by the Proceeds Trustee are adequate to complete such rebuilding, replacement or repair. The Proceeds Trustee shall deliver, or cause to be delivered, payment within ten (10) Business Days after its receipt of the certificates required above. Upon receipt by the Proceeds Trustee (with a copy to the Agent) of an officer's certificate from the Lessee to the effect that final payment has been made for any such work and stating that the rebuilding, replacement or repair has been completed, the remaining amount of such Net Proceeds shall be paid to the Lessee. The Lessee shall be responsible for the cost of any such repair, rebuilding or restoration in excess of such Net Proceeds, for which cost the Lessee shall make adequate provision acceptable to the Lessor and Agent.

          (d) Temporary Condemnation or Lease Termination. Notwithstanding any other provision to the contrary contained in this Section 12, in the event of any temporary Condemnation, this Lease shall remain in full force and effect, and provided no Special Incipient Default or Event of Default has occurred and is continuing, the Lessee shall be entitled to receive the Net Proceeds allocable to such temporary Condemnation, except that if this Lease shall expire or terminate during such temporary Condemnation, then Lessee shall only be entitled to the Net Proceeds allocable to the period after the termination or expiration of this Lease if it has purchased the Property pursuant to Section
14 hereof.

          (e) Notwithstanding the foregoing provisions, in the event a material Condemnation or Casualty with respect to a Parcel occurs during the last twelve
(12) months of the Term, Lessee may issue a Partial Termination Notice with respect to the Parcel in question in the manner contemplated in Section 13(a) hereof, but without satisfying the requirements set out in Section 13(a)(i)(3) regarding the Parcel in question. No Early Termination Fee shall be payable in the event Lessee exercises such option.

     13.  Early Termination Rights.

          (a)  Partial Termination.

               (i)  Subject to the provisions of subsections (a)(ii) and (a)
(iii) below, the Lessee may at any time deliver to the Lessor a written notice signed by an authorized officer of the Lessee (herein called a "Partial Termination Notice") containing (1) notice of the Lessee's intention to terminate this Lease with respect to a specific Parcel and the Improvements located thereon as of a Payment Date no earlier than thirty (30) days after the delivery of such notice, (2) an Offer to Purchase with respect to such Parcel and the Improvements located thereon pursuant to Section 14, and (3) a certification of an authorized officer of Lessee to the effect that either (A) the Parcel in question has become obsolete and is no longer needed by Lessee for its operation; or (B) if an Event of Default, or any Incipient Default, exists which in either case arises out of an Environmental Event relating solely to the Parcel in question and Lessee elects to cure the Event of Default in question, or to cure the Incipient Default before it becomes an Event of Default, by purchasing the affected Parcel in lieu of taking the curative action required by Lessor or Agent.

               (ii) Specific Limitation. In no event shall Lessee have the right to give a Partial Termination Notice with respect to any Parcel(s) pursuant to subsection (a)(i)(A) above prior to the first anniversary of the foregoing one (1) year limitation will not apply to the exercise of Lessee's purchase option pursuant to subsection (a)(i)(B) above. It is acknowledged that the option of the Lessee to give a Partial Termination Notice pursuant to subsection (a)(i)(B) above is a right granted to Lessee that is separate from the obligation of Lessee to purchase a Parcel at the option of Lessor if the Environmental Event in question ripens into an Event of Default, as provided in Section 14(a)(v).

               (iii) In addition to any other amounts included within the Offer Purchase Price, Lessee shall pay to Lessor an "Early Termination Fee" (herein so-called) in an amount equal to one percent (1%) of the Acquisition Price of the Parcel(s) in question, at the time the Lease is terminated as to any Parcel(s) pursuant to this Section 13(a).

          (b)  Material Changes in Treatment of Transaction.

               (i) The Lessee at any time may deliver to the Lessor a written notice signed by an authorized officer of the Lessee (herein called an "Early Termination Notice") upon the occurrence of any of the following:

                    (A) A ruling by the Internal Revenue Service which results in the loss of MACRS (as defined in the Internal Revenue Code of 1986) deductions relating to the Property by Lessee for federal income tax purposes; or

                    (B) A change in GAAP or the interpretive rulings applicable thereto which requires recharacterization of this Lease as a "capital lease" rather than an "operating lease";

                    (C) Issuance of any rulings or requirements by the Securities and Exchange Commission ("SEC") that would require that this Lease be accounted for as a "capital lease" rather than as an "operating lease" in any financial statements of Lessee used in any public SEC filings.

     The Early Termination Notice shall contain notice of the Lessee's intention to terminate this Lease as of a Payment Date no earlier than thirty (30) days after the delivery of such notice, and (ii) an Offer to Purchase all of the Property pursuant to paragraph 14.

               (ii) No Early Termination Fee shall be due in the event of a purchase of the Property pursuant to this Section 13(b).

     14.  Offer to Purchase.

          (a) Lessee shall have the right, or obligation, as applicable, to deliver an "Offer to Purchase" (herein so-called) for the Property or an applicable portion thereof from Lessor under the following circumstances:

               (i) On the date that is six (6) months prior to the Expiration Date (as extended, if applicable), Lessee shall be deemed to have delivered to Lessor an Offer to Purchase the entire Property unless, on or before such date, Lessee has given notice to Lessor of Lessee's election to pay the Contingent Rent Payment pursuant to Section 27 hereof. Any such purchase of the entire Property may be closed at any time during the last six (6) months of the Term and no Early Termination Fee shall be applicable thereto. The exercise by Lessee of its rights on one or more occasions under Sections 12(b) or 13(a)(i) or 13(b) shall not limit or otherwise affect Lessee's right to elect either to deliver an Offer to Purchase or to pay the Contingent Rent Payment hereunder with respect to the portions of the Property that remain subject to this Lease at the time the provisions of Section 27 become applicable.

               (ii) Simultaneously with the delivery of Partial Termination Notice pursuant to Section 13(a)(i) above with respect to any applicable portion of the Property, Lessee shall be obligated to deliver an Offer to Purchase such portion of the Property and the delivery of such Offer to Purchase shall be a condition precedent to the effectiveness of such Partial Termination Notice.

               (iii) Simultaneously with the delivery of any Early Termination Notice pursuant to Section 13(b) above, Lessee shall be obligated to deliver an Offer to Purchase the entire Property and the delivery of such Offer to Purchase shall be a condition precedent to the effectiveness of such Early Termination Notice.

               (iv) Simultaneously with the delivery of any Termination Notice with respect to an applicable portion of the Property pursuant to Section 12(b) hereof in connection with any Condemnation, Lessee shall be obligated to deliver an Offer to Purchase such portion of the Property and the delivery of such Offer to Purchase shall be a condition precedent to the effectiveness of such Termination Notice.

               (v) Upon the occurrence of an Event of Default, Lessee shall, at the option of Lessor or Agent, be deemed to have delivered an Offer to Purchase covering the entire Property (unless the Event of Default in question is one that arises solely out of facts or conditions applicable to one or more particular Parcel(c) [as opposed to the Property as a whole, or the condition of Lessee or Lessee Parent] such that if the Parcel(s) in question were not part of the Property the Event of Default in question would not exist, in which case the Offer to Purchase shall be applicable only to the Parcel(s) as to which such Event of Default relates) effective as of the date on which such Event of Default is declared by Lessor or Agent; provided, however, that in the case of any Event of Default as defined in subsection 19(a)(xi) or 19(a)(xii), the Offer to Purchase shall be deemed to have been given immediately upon the occurrence of the Event of Default in question and without the necessity or requirement of any notice or request from Lessor or Agent. An Early Termination Fee in an amount equal to one percent (1%) of the applicable Acquisition Price shall be due and payable with respect to any purchase of one or more Parcel(s) pursuant to this subsection (v).

               (vi) If a Construction Failure (as defined in Section 3 of the Construction Addendum) shall occur with respect to the construction of New Improvements on any one or more Parcel(s), then unless Lessee elects in writing within fifteen (15) days thereafter to terminate the Lease with respect to the Parcel as to which the Construction Failure has occurred pursuant to Section 3.1 of the Construction Addendum, Lessee shall be deemed to have delivered an Offer to Purchase the Parcel with respect to which such Construction Failure has occurred upon the earlier of the Required Completion Date (as defined in the Construction Addendum) or the date on which such Construction Failure occurs for the New Improvements in question. No Early Termination Fee shall be payable with respect to any such purchase.

          (b) Any Offer to Purchase delivered by the Lessee shall be irrevocable, except as otherwise provided herein.

          (c) The Lessor shall promptly accept any Offer to Purchase delivered by Lessee in accordance with the foregoing provisions and the procedure for the purchase of the Property or applicable portion thereof and the purchase price therefor shall be governed by Section 15 hereof.

     15.  Procedure Upon Purchase.

          (a) If the Lessee shall deliver (or is deemed to have delivered) an Offer to Purchase under Section 14(a)(i), the closing of the Lessee's purchase of the Property (the "Closing Date") shall be on the Expiration Date (or such earlier date during the last six (6) months of the Term as may be designated by Lessee). Otherwise, the Closing Date shall be: (1) in the case of an Offer to Purchase covering all or a portion of the Property given pursuant to subsection 14(a)(ii), (iii), or (iv), on the Payment Date specified in the Partial Termination Notice, Early Termination Notice, or Termination Notice, as applicable; (2) in the case of an Offer to Purchase (covering either all of the Property or an applicable portion thereof) delivered pursuant to subsection 14(a)(v) or (vi) on the first Payment Date that is at least thirty (30) days after delivery (or deemed delivery) of the Offer to Purchase to Lessor by Lessee. In any case the Closing Date may be on such other date as may be mutually agreed upon by the Lessor and the Lessee. On the Closing Date, upon receipt of the Offer Purchase Price, the Lessor shall convey, or cause to be conveyed, the Property or applicable portion thereof (or, in the case of Condemnation, the remaining portion thereof) to the Lessee or its designee by an appropriate recordable limited or special warranty deed and other appropriate conveyance documents containing no representation or warranty (expressed or implied) except that the Property or applicable portion thereof is free and clear of any conveyance, mortgage, lease, or Lien or other adverse interest of any kind created or caused by the Lessor or any person claiming by, through or under the Lessor but not otherwise (except as consented to by the Lessee).

          (b) On the Closing Date, the Lessee shall pay, or cause to be paid, to the Lessor the "Acquisition Price" for the Property or the portion(s) thereof covered by the Offer to Purchase in question as defined in Exhibit "A", together with all Net Rent, Additional Rent and other sums then due and payable hereunder relating to the Property (including, in the case of a transfer of less than all of the Property, all such sums attributable both to the portions of the Property being transferred and the remaining portions of the Property) up to and including such Closing Date, plus the Early Termination Fee (if applicable) (such amounts, plus all amounts payable by Lessee pursuant to the following sentence, are herein referred to as the "Offer Purchase Price"), and the Lessor shall simultaneously (i) deliver to the Lessee or its designee the instruments referred to in this Section 15 with respect to the Property or the applicable portions thereof and any other instruments reasonably necessary to convey to Lessee or its designee the Property or the applicable portions thereof and assign any other property then required to be assigned pursuant hereto, and
(ii) convey, or cause to be conveyed, to the Lessee or its designee any Net Proceeds and/or the right to receive the same attributable to the portions of the Property being transferred that have not theretofore been disbursed.
The Transaction Mortgage granted by Lessor on the Property pursuant to the Transaction Agreement shall be released from the Property (or applicable portion thereof) purchased by Lessee, by the Agent, by appropriate recordable instrument. The Lessee shall also pay, or cause to be paid, all charges incident to such conveyance, including reasonable attorneys' fees of Lessor's counsel and/or Agent's counsel, and escrow fees, recording fees, any fees, costs or expenses incurred by the Lessor or Agent in connection with the same, and all applicable transfer taxes which may be imposed by reason of such conveyance and the delivery of said instruments (collectively, the "Closing Costs"). Upon the completion of any purchase of the Property pursuant to this
Section 15, but not prior thereto, this Lease shall terminate with respect to the Property or the applicable portions thereof affected by such transaction except with respect to obligations and liabilities of the Lessee (actual or contingent) (i) under Section 8 hereof, and (ii) which have arisen with respect to the Property on or prior to such date of purchase, and except as elsewhere provided herein.

          (c) If less than all of the Property is purchased, this Lease shall remain in full force and effect as to the remaining portions of the Property, and the Net Rent shall be adjusted as provided for on Exhibit "A".

     16. Insurance. Throughout the Term of the Lease (including any extension thereof), Lessee shall comply with the following "Insurance Requirements" (herein so-called):

          (a) The Lessee will purchase and maintain, or cause to be purchased and maintained, insurance with respect to the Property of the following types and in the following amounts, or if greater, in sufficient amounts to prevent the Lessor, the Lessee, the Agent and/or the Instrument Holders from becoming co-insurers of any loss:

               (i) Property Insurance: Insurance against physical damage to the Property caused by "all risks" perils (subject to certain commercially customary exclusions such as earthquake damage), as well as broad form boiler and machinery coverage.

               (ii) Commercial General Liability Insurance: Insurance (issued on an "occurrence" rather than "claims made" basis) against claims for bodily injury (including death) and property damage occurring on, in or about the Property or resulting from activities on the Property, in the minimum combined single limit amount of $50,000,000 in the aggregate and and $25,000,000 for each occurrence for bodily injury (or death) and/or property damage. Such coverage may be provided either by a primary policy having such limits or by a primary policy with lower limits and one or more secondary or "umbrella" policies, so long as in the aggregate the required coverage is provided.

               (iii) Other Insurance: Such other insurance, in such amounts and against such risks, as is available from time to time and customarily carried by companies owning, operating or leasing property or conducting businesses similar and/or similarly situated to the Property and/or the Lessee.

Such insurance shall be written by companies that are nationally recognized (including Lloyd's of London or other recognized international insurers) and primary insurance shall be written by companies with a Best's rating of at least B+/VI for property insurance and B+/X or better for other insurance, and in each case legally qualified to issue such insurance, selected by the Lessee and shall name Lessor (in both its individual capacity and in its capacity as Trustee under the Declaration of Trust, to the extent of its respective interests under the Transaction Documents) and Agent (for the benefit of itself and the Instrument Holders) as an additional insured and/or loss payee, as their interests may appear. If the Property or any part thereof shall be damaged or destroyed by fire or other insured peril, the Lessee shall promptly notify the Lessor thereof and of the estimated cost of rebuilding, and of replacing or repairing the same.

          (b) The property insurance referred to in subsection 16(a)(i) for the Property shall (i) at all times be in an amount at least equal to one hundred percent (100%) of the replacement cost value (without depreciation), but excluding the cost of footers, foundations, and site improvements not normally insured, and (ii) include a lenders' loss payable endorsement in favor of the Agent, as mortgagee under the Transaction Mortgage, and any loss or damage under such property insurance policy other than proceeds representing compensation for business interruption or damage to Lessee's personal property shall be paid to the Proceeds Trustee (or, if received by any other party, shall be immediately endorsed or paid over to the Proceeds Trustee) where required pursuant to
Section 12 of this Lease to be held and applied pursuant to the terms of this Lease. Every policy required under Section 16(a) shall (i) expressly provide that it will not be cancelled or terminated due to a lapse for non-payment of premium or materially changed except upon fifteen (15) days' written notice to the Lessor, Agent and the Lessee; (ii) provide that the interests of the Lessor and the Agent shall be insured regardless of any breach or violation by the Lessee of any warranties, declarations or conditions contained in such insurance; (iii) provide that such insurance shall not be invalidated as to the Lessor, the Agent, or any Instrument Holder by any act, omission or negligence of the Lessee or any other of the Lessor, the Agent or any Instrument Holder, nor by any foreclosure or other proceedings or notices thereof relating to the Property or any part thereof, nor by legal title to, or ownership of the Property or any part thereof becoming vested in the Agent or its agents, nor by occupancy or use of the Property or any part thereof for purposes more hazardous than permitted by such policy; (iv) provide that all insurance claims pertaining to the Property or any part thereof shall be adjusted by the insurers thereunder with the Lessee but that the Lessor and Agent must consent to any such adjusted claim (which consent shall not be unreasonably withheld) except in those circumstances where Lessee is authorized to adjust the insurance claim in question pursuant to Section 12 hereof; and (v) include a waiver of all rights of subrogation against the Lessor, the Agent and/or the Instrument Holders and any recourse against the Lessor, the Agent and/or the Instrument Holders for payment of any premiums or assessments under any policy. The Lessee shall advise the Lessor promptly of any policy cancellation or any change adversely affecting the coverage provided thereby.

          (c) The Lessee shall deliver to the Lessor and Agent the certificates of insurance in form and substance reasonably acceptable to Lessor and Agent evidencing the existence of all insurance which is required to be maintained by the Lessee hereunder including descriptions of the previously mentioned Insurance Requirements not normally found in a standard insurance policy as well as descriptions of the exclusions from coverage under such policies, such delivery to be made (i) on or before the Commencement Date, (ii) within thirty
(30) days of the issuance of any additional policies or amendments or supplements to any of such insurance, and (iii) on or before the expiration date of any such insurance; provided, however, that Lessee may deliver the necessary certificate for a renewal or replacement policy within five (5) days after the expiration date of the policy being renewed or replaced so long as Lessee provides Lessor and Agent with some reasonable evidence that the required coverage is in fact in place on or before the expiration date of the expiring policy. The Lessee shall not obtain or carry separate insurance concurrent in form, or contributing in the event of loss, with that required by this Section 16 unless the Lessor, the Agent and/or the Instrument Holders, as applicable, are named as additional insureds therein as their interests may appear, with loss payable as provided in this Lease. The Lessee shall immediately notify the Lessor and the Agent whenever any such separate insurance is obtained and shall deliver to the Lessor and Agent the certificates of insurance evidencing the same as is required hereunder. Any insurance required hereunder may be provided under Lessee's blanket policies; provided that the coverage allocable to the Property is not less than the coverage required by this Section 16 as separately stated.

          (d) The requirements of subsections (a) through (c) of this Section 16 shall not be construed to negate or modify the Lessee's obligations under
Section 8 hereof.

          (e) From time to time Lessee may elect to satisfy all or certain of the insurance requirements of this Section 16 through use of a self-insurance program, subject to Lessor's and Agent's prior written reasonable approval of the self-insurance program in question and after delivery to Lessor and Agent of such assurances and undertakings as Lessor and Agent may reasonably require to evidence that any loss or damage that would have been covered by third party insurance policies hereunder in the absence of such a self-insurance program will be paid or covered by Lessee pursuant to such self-insurance program. In this regard Lessee's current self-insurance program (effective as of October
11, 1995) as described on Annex I attached hereto and made a part hereof for all purposes is approved. Further, so long as no Event of Default exists hereunder Lessee may from time to time increase the self-insurance retention limits/deductibles for general liability, automobile liability, and/or property damage losses, respectively, in its self-insurance program from the amounts set out on such Annex I to amounts not in excess of $1,000,000.00 without the consent of Lessor or Agent. Without limitations on any indemnification or other obligations of Lessee hereunder Lessee hereby expressly acknowledges and agrees that Lessee shall be fully responsible and liable to Lessor, Agent, and/or the Instrument Holders, as applicable, from time to time for any loss or damage that would have been covered by third party insurance policies hereunder in the absence of such self-insurance program and any such loss or damage will be paid or covered by Lessee on demand.

     17.  Assignment; Subletting.

          (a) Sublease Requirements. The Lessee may sublet the Property or any part thereof if, but only if, (i) at the time of execution of any such sublease, no Event of Default shall have occurred and be continuing; (ii) any such sublease shall by its terms be expressly made subject and subordinate to the terms of this Lease and the Transaction Documents; and (iii) the Lessee shall provide the Lessor, within ten (10) days prior to the effective date of such sublease, with a conformed copy of the instrument creating such sublease.
Any sublease executed by Lessee and not in strict compliance with the foregoing shall be null and void and of no force or effect.

          (b) Assignment or Hypothecation. The Lessee shall not assign, convey, or otherwise transfer, or mortgage, pledge or otherwise hypothecate or encumber its interest in and to this Lease or in and to any sublease or the rentals payable thereunder without the prior written consent of the Agent, which consent may be conditioned or denied in Agent's sole discretion; Any such assignment, conveyance, transfer, mortgage, pledge, hypothecation, or encumbrance made without Agent's consent shall be null and void and of no force or effect. The foregoing shall not prohibit Lessee from mortgaging or granting a security interest in Lessee's Equipment. In addition, any Lessee may assign its lease position with respect to a particular Parcel to any other Lessee without the consent of the Agent, but in such instance the Lessees involved shall notify Agent and Lessor of the assignment, which shall be effective upon execution of a supplement to this Lease in form reasonably satisfactory to Agent confirming the change of the Lessee applicable to the Parcel in question.

          (c) Use By Affiliates. Notwithstanding anything herein to the contrary, Lessee may from time to time during the Term permit Affiliates of the Lessee to occupy portions of the Property and Lessor acknowledges and agrees to the same.

          (d) Lessee Remains Liable. No sublease pursuant to this Section 17 or any occupancy of the Property by any Affiliate of the Lessee, nor any assignment or hypothecation that may be approved by Agent (but without implying any obligation whatsoever on Agent to approve any proposed assignment or hypothecation), shall modify or limit any right or power of the Lessor hereunder or affect or reduce any obligation of the Lessee hereunder, and all such obligations shall continue in full force and effect as obligations of a principal and not of a guarantor or surety, as though no subletting, assignment, or hypothecation had been made or occupancy permitted.

     18.  Permitted Contests.

          (a) The Lessee shall not be required, nor shall the Lessor have the right, to pay, discharge or remove any Imposition, to comply or cause the Property or any part thereof to comply with any applicable Legal Requirement, to pay any materialman's, laborer's or undischarged or unremoved Lien, to perform any disputed obligations under any Facility Agreements, or to take action to cure any alleged encroachment affecting a Parcel as long as no Special Incipient Default, and no Event of Default of any kind, exists hereunder and so long as the Lessee shall at its sole expense contest, or cause to be contested, in good faith the existence, amount or validity thereof by appropriate proceedings which shall (i) in the case of an unpaid Imposition or undischarged or unremoved Lien, prevent the collection thereof from the Lessor, the Agent, the Instrument Holders and/or against the Property, (ii) in all cases prevent the sale, forfeiture, loss of the Property or any part thereof, and (iii) in all cases not subject the Lessor, the Agent, and/or the Instrument Holders to the risk of any civil or criminal liability for failure to comply therewith.
The Lessee shall give such security as may be reasonably demanded by the Lessor or Agent to insure ultimate payment of such Imposition or the discharge or removal of materialman's, laborer's or mechanic's Lien or to insure compliance with such Legal Requirement or Facility Agreement and to prevent any sale or forfeiture of the Property or any part thereof, or any interference with or deductions from any Net Rent, Additional Rent or any other sum required to be paid by the Lessee hereunder by reason of such non-payment, non-discharge, non-removal or non-compliance; provided that no such security shall be required so long as Lease Guarantor is in compliance with the financial covenants set out in the Lease Guarantee.

          (b) The Lessor shall cooperate with the Lessee in any contest and shall allow the Lessee to conduct such contest (in the name of the Lessor, if necessary) at the Lessee's sole cost and expense. The Lessee shall notify the Lessor of each such proceeding within ten (10) days after the commencement thereof, which notice shall describe such proceeding in reasonable detail.

          (c) The Lessee shall, promptly after the final determination (including appeals) of any contest brought by it pursuant to this Section 18, pay and discharge all amounts which shall be determined to be payable therein and shall be entitled to receive and retain for its own account all amounts refunded and/or rebated as a result of any such contest and if the Lessor receives any amount as a result of such contest to which it is not otherwise entitled pursuant to this Lease, it shall promptly return such amount to the Lessee.

     19.  Default Provisions.

          (a) Any of the following occurrences or acts shall constitute an event of default (each, an "Event of Default") under this Lease:

               (i)  if the Lessee shall fail to pay any Net Rent, Offer
Purchase Price or Contingent Rent Payment on the date on which payment is due; provided, however, that with respect to Net Rent, Lessee shall be entitled to notice of such non-payment and a five (5) Business Day cure period with respect to the defaulted amount before such non-payment of Net Rent becomes an Event of Default on up to two (2) occasions during any period of eighteen (18) consecutive months during the Term (after such two (2) notices of non-payment of Net Rent during any period of eighteen (18) consecutive months Lessee will not be entitled to further notice of non-payment or grace or cure periods with respect to Net Rent payments during the remainder of the eighteen (18) month period in question (i.e. the period beginning with the first of such two occasions) and an Event of Default shall exist if future Net Rent payments during such period of eighteen (18) consecutive months are not made when due).

               (ii) subject to the terms of Section 18 relating to permitted contests, if the Lessee shall fail to pay any Imposition (including, without limitation, any interest or penalties that may then be applicable thereto) within five (5) Business Days after written demand by Lessor or Agent.

               (iii) if the Lessee shall fail to pay any Additional Rent or other monetary payment due hereunder (other than the payment referred to in subsections [i] or [ii] above) or due under the Transaction Agreement or any Transaction Document on the date such payment is due and such failure is not cured within five (5) Business Days after written notice of such failure is given by either Lessor or Agent to Lessee;

               (iv) if the Lessee shall fail to comply with any Insurance Requirement (either by actual insurance or through the use of a self-insurance program satisfying the requirements of Section 16(e) hereof) and such failure is not cured within thirty (30) days after written notice of such failure is given to Lessee (which cure period shall be ten (10) days instead of thirty (30) days if the non-compliance in question is an actual failure to have any required insurance in force); provided, that the foregoing cure period shall not be deemed to limit Lessor's or Agent's right to take action as deemed necessary to avoid lapse or termination of coverage even during such cure period nor Lessee's obligations to reimburse Lessor for any funds it may expend in connection therewith;

               (v) if the Lessee shall voluntarily grant or create any Lien (other than Permitted Encumbrances) upon the Property or any part thereof interest therein or upon any Net Rent, Additional Rent or other sum payable hereunder;

               (vi) if Lessee shall fail to comply with any of the affirmative or negative covenants set out in Section 32 hereof;

               (vii) if any representation or warranty made by Lessee under this Lease, any supplement hereto, the Transaction Agreement, or any other Transaction Document proves to have been false or materially misleading at the time made and the misrepresentation, in the reasonable judgment of Lessor or Agent, as applicable, has a material adverse effect upon Lessor or the Instrument Holders;

               (viii) if the Lessee shall fail to observe or perform any other provision hereof (except as provided in Section 18 hereof), or fail to observe or perform Lessee's obligations under the Transaction Agreement or any Transaction Document and, in either case, Lessee does not cure such failure within thirty (30) days after receipt of written notice to the Lessee of such failure;

               (ix) if an Event of Default has occurred under the Environmental Indemnity Agreement, or an Event of Default by Lessee has occurred under the Transaction Agreement or any of the other Transaction Documents;

               (x) Upon the occurrence of a payment default by Lessee with respect to any other indebtedness in an amount in excess of $5 million owed by Lessee to any person or entity as and when such payment is due, which default continues beyond any grace or cure periods applicable thereto under the terms of the instruments evidencing such indebtedness; or

               (xi) if a custodian, receiver, liquidator, or trustee of Lessee, or of any of the property of Lessee, is appointed or takes possession, and such appointment or possession remains in effect for more than sixty (60) days; or Lessee generally fails to pay its debts as they become due or admits in writing its inability to pay its debts as they mature; or Lessee is adjudicated bankrupt or insolvent; or an order for relief is entered under the Federal Bankruptcy Code against Lessee; or any of the property of Lessee is sequestered by court order and the order remains in effect for more than sixty (60) days; or a petition is filed against Lessee under the bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or subsequently in effect, and is not stayed or dismissed within sixty (60) days after filing;

               (xii) if Lessee files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or subsequently in effect; or consents to the filing of any petition against it under any such law; or consents to the appointment of or taking possession by a custodian, receiver, trustee or liquidator of Lessee or of all or any part of the property of Lessee;

               (xiii) if the Property or any material portion thereof shall be left vacant or unattended and without proper maintenance for a period of thirty (30) days after notice from Lessor requesting maintenance or other appropriate action. Nothing in the foregoing provision shall be deemed to prohibit Lessee from ceasing retail operations at any Parcel so long as the Improvements as to which retail operations have ceased continue to be properly secured, maintained, and insured as required by the terms of this Lease; or

               (xiv) if an Event of Default by the Lease Guarantor has occurred under the Lease Guarantee.

To the extent any provision of this Lease requires payment and/or performance of any matter after written request or demand by Lessor, and Lessor gives such written request or demand for the action in question to Lessee, such written request or demand to Lessee specifically requesting or demanding payment or performance of the matter in question, and specifying that if payment or performance is not made an Event of Default may be declared by Lessor or Agent, shall constitute the notice required to be given by Lessor under this Section 19(a) for purposes of beginning any applicable grace or cure period, and if the action requested or demanded is not taken by Lessee within the applicable grace or cure period in question, an Event of Default shall arise hereunder without the necessity of any further notice or demand by Lessor or Agent.

     It is expressly agreed that in all circumstances where Lessee is entitled to receive notice of non-performance from Lessor pursuant to this Section 19(a) the notice in question may be given on behalf of Lessor by Agent, and Lessor hereby appoints Agent as its agent for purposes of giving such notices to Lessee.

     If at any time there is more than one entity that is a Lessee under the terms of this Lease, then (A) any Event of Default by any Lessee (including, but without limitation, an Event of Default pursuant to subsections 19(a)(xi) and/or (xii) as to such Lessee, shall constitute an Event of Default for purposes of all parties constituting "Lessee," and (B) where Lessor or Agent is required to give notice of any default, non-payment, or non-performance hereunder, notice shall be given to the Lessee Parent which shall be effective as to all Lessees regardless of which Lessee actually uses or occupies the portions of the Property in question.

     If an Event of Default occurs (including the expiration of applicable grace or cure periods), then the subsequent performance of the defaulted obligation shall not be deemed to "cure" the Event of Default unless Lessor (with the consent of Agent) agrees to accept such cure in writing, and absent such agreement the Event of Default in question shall be deemed to "continue" for all purposes of this Lease. However, the purchase by Lessee of an affected portion of the Property pursuant to subsection 13(a)(i), 14(a)(v) or 14(a)(vi) where no Event of Default exists with respect to the remaining portions of the Property shall be deemed to "cure" the Event of Default in question, the Lease shall remain in effect as to the remainder of the Property, and the Lessor and Lessee shall be automatically restored to their former rights and positions hereunder.

          (b) The Lessor may take all steps to protect and enforce the rights of the Lessor or obligations of the Lessee hereunder, whether by action, suit or proceeding at law or in equity (for the specific performance of any covenant, condition or agreement contained in this Lease, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable remedy) or otherwise as the Lessor shall deem necessary or advisable.

          (c) If an Event of Default shall have occurred and be continuing, then:

               (i) By written notice by the Lessor to the Lessee, the Lessor may terminate this Lease; provided, that no such termination shall be effective unless approval of such termination is given in writing by Agent to both Lessor and Lessee. This Lease and the estate hereby granted shall expire and terminate on the date specified in such notice (or, if later, the date on which approval of such notice is given by Agent) as fully and completely and with the same effect as if such date were the Expiration Date herein fixed for the expiration of the Term and all rights of the Lessee hereunder shall expire and terminate, but the Lessee shall remain liable as hereinafter provided.

               (ii) Should the Lessor elect not to terminate this Lease after the occurrence of an Event of Default, this Lease shall continue in effect and Lessor may enforce all Lessor's rights and remedies under this Lease including the right to recover the rent as it becomes due under this Lease. For the purposes hereof, the following do not constitute a termination of this Lease:

                    (A) Acts of maintenance or preservation of the Property or any part thereof or efforts to relet the Property or any part thereof, including, without limitation, termination of any sublease of the Property and removal of such subtenant from the Property; and/or

                    (B) The appointment of a receiver upon initiative of the Lessor to protect the Lessor's interest under this Lease.

          (d) If an Event of Default shall have occurred and be continuing, the Lessor shall have (i) the right, whether or not this Lease shall have been terminated pursuant to subsection 19(c) hereof, to re-enter and repossess the Property or any part thereof, as the Lessor may elect, by summary proceedings, ejectment, any other legal action or in any other lawful manner the Lessor determines to be necessary or desirable and (ii) the right to remove all persons and property therefrom. The Lessor shall be under no liability by reason of any such re-entry, repossession or removal. No such re-entry or repossession of the Property or any part thereof shall be construed as an election by the Lessor to terminate this Lease unless a notice of such termination is given to the Lessee pursuant to subsection 19(c) hereof, or unless such termination is decreed by a court or other governmental tribunal of competent jurisdiction. Should the Lessor elect to re-enter the Property as herein provided or should the Lessor take possession pursuant to legal proceedings or pursuant to any notice provided for by Law or upon termination of this Lease pursuant to subsection 19(c) hereof or otherwise as permitted by Law, the Lessee shall peaceably quit and surrender the Property or any part thereof to the Lessor. In any such event, neither the Lessee nor any person claiming through or under the Lessee, by virtue of any Law, shall be entitled to possession or to remain in possession of the Property, but shall forthwith quit and surrender the Property to the Lessor.

          (e) At any time or from time to time after the re-entry or repossession of the Property or any part thereof pursuant to subsection 19(d) hereof, whether or not this Lease shall have been terminated pursuant to subsection 19(c) hereof, the Lessor may (but, except as otherwise required by applicable Law, shall be under no obligation to) relet the Property or any part thereof, for the account of the Lessee, without notice to the Lessee, for such term or terms and on such conditions and for such uses as the Lessor, in its discretion, may determine. The Lessor may collect and receive any rents payable by reason of such reletting. The Lessor shall not be liable for any failure to relet the Property or any part thereof or for any failure to collect any rent due upon any such reletting.

          (f) No termination of this Lease pursuant to subsection 19(c) hereof, or by operation of Law, and no re-entry or repossession of the Property or any part thereof, pursuant to subsection 19(d) hereof, and no reletting of the Property or any part thereof pursuant to subsection 19(e) hereof, shall relieve the Lessee of its liabilities and obligations hereunder, all of which shall survive such termination, re-entry, repossession or reletting.

          (g) Upon the occurrence of an Event of Default, the Lessor, without waiving any Event of Default or releasing Lessee from any obligation, may (but shall be under no obligation to) make any required payment or perform any required act for the account and at the expense of the Lessee, and may enter upon the Property for such purpose and take all such action thereon as, in the Lessor's sole discretion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee or a termination of this Lease. All sums so paid by the Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses so incurred, together with interest thereon to the extent permitted by Law) shall be paid by the Lessee to the Lessor on demand as Additional Rent.

          (h) In the event of any termination of this Lease or re-entry or repossession of the Property or any part thereof by reason of the occurrence of any Event of Default, the Lessee shall pay to the Lessor all Net Rent and Additional Rent and other sums required to be paid to and including the date of such termination, re-entry or repossession; and thereafter, until the end of the Term, whether or not the Property or any part thereof shall have been relet, the Lessee shall be liable to the Lessor for, and shall pay to the Lessor, on the days on which such amounts would be payable under this Lease in the absence of such termination, re-entry or repossession, as agreed current damages and not as a penalty: all Net Rent, all Additional Rent and other sums which would be payable under this Lease by the Lessee, in the absence of such termination, re-entry or repossession, and all costs (including reasonable attorneys' fees and expenses) incurred by the Lessor hereunder (payable on demand). At such time after the termination or expiration of this Lease as the Lessee shall have paid all amounts required to be paid by it under this Lease and the Lessor shall have discharged any and all obligations to the Agent, then the Lessor shall pay to the Lessee, within five (5) Business Days after its receipt thereof, the net proceeds, if any, of any reletting effected for the account of the Lessee pursuant to subsection 19(e), after deducting from such proceeds all the Lessor's reasonable expenses in connection with such reletting (including, but not limited to, all repossession costs, brokerage commissions, attorneys' fees and expenses, employees' expenses, alteration costs and expenses of preparation for such reletting), and the amounts to which Lessee may be entitled hereunder shall be held by Lessor in trust for Lessee pending any such payment to Lessee.

          (i) Lessor may exercise its rights under this Section 19 either directly or indirectly or through any agent (including, without limitation, the Agent under the Transaction Agreement) as Lessor may from time to time appoint to act on Lessor's behalf.

          (j) It is acknowledged that if Lessee closes the purchase of the Property pursuant to an Offer to Purchase properly given (or deemed given) by Lessee hereunder and pays the Offer Purchase Price to Lessor therefor, this Lease shall terminate as of the closing of such purchase and Lessor will have no further remedial rights with respect to any then existing Event of Default, but such purchase shall not extinguish any rights of indemnification or other such rights of Lessor, Agent, or the Instrument Holders that, by the terms or implications hereof, are intended to survive termination of this Lease.

     20.  Additional Rights.

          (a) No right or remedy hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing by law or in equity and the exercise by the Lessor of any one or more of such rights, powers or remedies shall not preclude the simultaneous exercise of any or all of such other rights, powers or remedies. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by the Lessor of any Net Rent, Additional Rent or other sum payable hereunder with knowledge of the breach by Lessee of any provision hereof shall not constitute waiver of such breach, and no waiver by the Lessor of any provision hereof shall be deemed to have been made unless made in writing.
The Lessor shall be entitled to injunctive relief in case of the violation or or threatened violation of any of the provisions hereof, a decree compelling performance of any of the provisions hereof or any other remedy allowed to the Lessor by law or in equity.

          (b) The Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, any right and privilege which they may have to redeem the Property or to have a continuance of this Lease after termination of the Lessee's right of occupancy by Law or by any legal process or writ, or under the terms of this Lease, or after the termination of the term of this Lease as herein provided. Lessee also waives, to the maximum extent permitted by law, any requirement that the Lessor re-let the Property or otherwise mitigate or attempt to mitigate damages arising out of any default by Lessee.

          (c) If an Event of Default exists hereunder, the Lessee shall pay to the Lessor on demand, all reasonable fees and expenses incurred by the Lessor in enforcing its rights under this Lease, including reasonable attorneys' fees and expenses, and expressly including any obligations or liabilities that Lessor may incur to Agent or the Instrument Holders in respect of costs incurred by Agent or the Instrument Holders as a result of such Event of Default.

          (d) (i) Lessor and Lessee intend that this Lease be treated as an operating lease. If, notwithstanding the intention of the parties, a court of competent jurisdiction determines in a final judgment or order that the transaction represented by this Lease will be treated as a financing transaction under state law, then in such event it is the intention of the parties hereto
(1) that this Lease be treated as a mortgage and security agreement or other similar instrument (the "Tenant Mortgage") from Lessee, as mortgagor, to Lessor, as mortgagee, encumbering the Property, (2) that upon an Event of Default Lessor shall have, as a result of such determination, all of the rights, powers and remedies of a mortgagee available under applicable Law to take possession of and sell (whether by foreclosure or otherwise) the Property, (3) that the effective date of the Tenant Mortgage shall be the effective date of this Lease, (4) that the recording of an instrument referencing this provision shall be deemed to be the recording of the Tenant Mortgage, and (5) to conform strictly to any applicable usury Laws (in such regard, if the Tenant Mortgage would otherwise be usurious under applicable Law, then, notwithstanding anything herein to the contrary, it is agreed as follows: (A) the aggregate of all consideration that constitutes interest under applicable Law that is contracted for, taken, reserved, charged or received shall under no circumstances exceed the maximum amount allowed by such applicable Law, (B) in the event of acceleration or any required or permitted prepayment, then such consideration that constitutes interest under applicable Law may never include more than the maximum amount allowed by such applicable Law, and (C) excess interest, if any, provided for herein shall be cancelled automatically and if theretofore paid, shall be credited to or refunded to Lessee. It is further agreed that sums paid or agreed to be paid for the use, forbearance or detention of money hereunder shall, to the extent permitted by applicable Law, be amortized, prorated, allocated and spread throughout the full Term until payment in full so that the rate or amount of interest does not exceed the applicable usury ceiling, if any). Lessee hereby grants, bargains, sells, conveys, mortgages, and hypothecates all of Lessee's right, title, and interest in the Property to Lessor to the extent necessary to effect the foregoing provisions, and appropriate words of conveyance shall be included in the recorded memorandum of this Lease as necessary to give effect to such provisions under state law.

               (ii) If this Lease is treated as a Mortgage then for purposes of clause (i) above, the term "applicable Law" shall mean the Law of the State of Pennsylvania (or the Law of any other jurisdiction whose Laws may be mandatorily applicable notwithstanding other provisions of this Lease, or Law of the United States of America applicable hereto which would permit the parties to contract for, charge, take, reserve or receive a greater amount of interest than under Pennsylvania (or such other jurisdiction's) Law.

          (e) At all times during the Term of this Lease, and without regard to the characterization of this Lease for state law or for financial accounting purposes, the Lessor shall claim no depreciation deductions with respect to the Property for federal income tax purposes. Further, to the extent Lessor is required to file a tax return as a legal entity Lessor will treat all Net Rent received as interest income for federal income tax purposes.

     21. Notices. Any notice required to be delivered hereunder shall be deemed delivered, whether actually received or not, one (1) Business Day after deposit with a nationally recognized courier service for overnight delivery addressed to the parties hereto or Agent, as applicable, at the respective addresses specified below, or at such other address as they or the Agent may have subsequently specified by written notice. The addresses for notices to Lessor, Lessee, and Agent are as follows:

     If to Lessor:  State Street Bank and Trust Company
                    Corporate Trust Department
                    Two International Place
                    Fourth Floor
                    Boston, MA  02110
                    Attention:Donald E. Smith
                              Vice-President
                    Fax No. 617/664-5371

     with a copy to:Bingham, Dana & Gould
                    100 Pearl Street
                    Hartford, CT  06103
                    Attention:     James G. Scantling, Esq.
                    Fax No. 860/527-5188

     If to Lessee:       The Pep Boys - Manny, Moe & Jack
     (all Lessees shall  3111 W. Allegheny Avenue
     be deemed notified  Philadelphia, PA  19132
     by notice to this   Attention:     Michael Holden
     address)                 Senior Vice President-Finance
                    Fax No. 215/227-9533

     with a copy to:The Pep Boys - Manny, Moe & Jack
                    3111 W. Allegheny Avenue
                    Philadelphia, PA  19132
                    Attention:Ronald M. Neifield
                              Real Estate Counsel
                    Fax No. 215/229-5076

     If to Agent:   Citicorp Leasing, Inc.
                    450 Mamaroneck Avenue
                    Harrison, NY  10528
                    Attention:     EFL/CBL Credit Head
                    Fax No. 914/899-7308

     with a copy to:Brown McCarroll & Oaks Hartline
                    300 Crescent Court, Suite 1400
                    Dallas, Texas  75201
                    Attention:     Charles W. Morris, Esq.
                    Fax No. 214/999-6170

Notices sent by any other method (including regular or certified mail, hand delivery, or facsimile transmission) shall be deemed delivered when actually received by the addressee. Any notice of change of address shall be effective only upon actual receipt, regardless of delivery method, and such new address shall be effective as to notices given by the other parties commencing ten
(10) days after such change of address notice is received by such parties.
No party may establish an official address for notice outside the continental United States.

     22. No Default Certificate. Each party hereby shall, at the reasonable request of the other party hereto, deliver to such other party a certificate stating whether such other party has knowledge of, or has received notice from any person of, any Environmental Event, Casualty, Condemnation, Incipient Default or Event of Default.

     23. Surrender. If upon the expiration or termination of the Term of this Lease, or upon any partial termination of the Lease as to a Parcel pursuant to
Section 12(b), Lessee or its designee has not purchased the Property or applicable Parcel as provided hereunder, the Lessee shall surrender the Property or applicable Parcel to the Lessor in the condition in which the Property or applicable Parcel was upon the addition of the Parcel to the Property or, in the case of a Parcel on which New Improvements have been added, the condition in which such Parcel existed at the time the Construction Advance in respect of such New Improvements was made, except as repaired, rebuilt, altered or added to as permitted or required hereby and except for ordinary wear and tear.
In addition, simultaneously with the surrender of the Property or applicable Parcel to Lessor, Lessee shall deliver to Lessor and Agent a current "Phase I" Environmental Assessment Report covering all portions of the Property or applicable Parcel evidencing that the Property or applicable Parcel does not appear, based on the visual review of same, to be in violation of Environmental Laws or contaminated with any Hazardous Substances and that the consultant issuing such report (which consultant must be acceptable to Agent) based on such consultant's review of the Hazardous Substances handling practices of Lessee and review of all documents and records with respect thereto does not recommend any further testing or environmental remediation work on the Property or any portion thereof. To the extent that the Property or applicable Parcel is not in such condition upon such expiration or termination, the Lessee shall pay to the Lessor such additional amounts as are reasonably required to place it in such condition. The Lessee shall also surrender the Property or applicable Parcel to the Lessor free and clear of all Liens, easements, consents and restrictive covenants and agreements affecting the Property or applicable Parcel which the Lessee is obliged hereunder to remove but Lessee shall not be required to remove any Permitted Encumbrance or any other matter specifically approved for such purpose in writing by Agent. Nothing contained in this Section 23 shall relieve or discharge or in any way affect the obligation of the Lessee to cure promptly pursuant to this Lease any violations of Legal Requirements referred to in this Lease, or to pay and discharge any Liens and Impositions against the Property or applicable Parcel, subject, however, to the right of the Lessee to contest the same pursuant to the provisions of Section 18. The Lessee, at its sole cost and expense, shall remove from the Property or applicable Parcel on or prior to expiration or termination all property situated thereon which is not owned by the Lessor and shall repair any damage caused by such removal and shall restore the Property or applicable Parcel to the condition (or reasonable equivalent thereof) in which they existed immediately prior to the installation of such property, except for ordinary wear and tear. Lessee shall indemnify and hold harmless the Lessor against any loss, liability or claim arising out of the Lessee's removal of such property from the Property or applicable Parcel. Property not so removed shall be deemed abandoned by Lessee, shall become the property of the Lessor, and the Lessor may cause such property to be removed from the Property or applicable Parcel and disposed of, but the reasonable cost of any such removal and disposition and of repairing any damage caused by such removal and of the restoration of the Property or applicable Parcel to the condition
(or reasonable equivalent thereof) in which it existed immediately prior to the installation of such property, ordinary wear and tear excepted, shall be borne by the Lessee. The obligations of the Lessee under this Section 23 shall survive the expiration or any termination of this Lease (whether by operation of Law or otherwise) for all matters described in this Section 23 which occur or arise prior to such expiration or termination or arise out of or result from facts, events, claims, liabilities, actions or conditions occurring, arising or existing on or before such expiration or termination.

     24.  Separability; Binding Effect; Governing Law; Non-Recourse.

          (a) Except as expressly provided otherwise in this Lease, each provision hereof shall be separate and independent and the breach of any such provision by the Lessor shall not discharge or relieve the Lessee from its obligations to perform each and every covenant to be performed by the Lessee hereunder. If any provision hereof or the application thereof to any Person or circumstance shall be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforceable to the extent permitted by Law. All provisions contained in this Lease shall be binding upon, inure to the benefit of, and be enforceable by, the respective permitted successors and assigns of the Lessor and the Lessee to the same extent as if each successor and assignee were named as a party hereto. Further, all rights of the Agent and/or Instrument Holders hereunder shall inure to the benefit of each successor and assignee of Agent, in its capacity as such, or any successor in writing by Agent. Any change, modification or discharge made otherwise than as expressly permitted by this Section 24 shall be null and void. THIS LEASE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF PENNSYLVANIA, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES;
PROVIDED THAT TO THE EXTENT THAT AT ANY TIME A PORTION OF THE
PROPERTY IS LOCATED IN A STATE OTHER THAN THE STATE OF PENNSYLVANIA
THE LAWS OF SUCH STATE SHALL GOVERN SUCH PROVISIONS, IF ANY, OF THIS
LEASE AS BY THEIR NATURE MUST BE INTERPRETED AND ENFORCED UNDER
THE LAWS OF SUCH OTHER STATE WITH RESPECT TO MATTERS OCCURRING IN
OR AFFECTING SUCH STATE.  IT IS EXPRESSLY AGREED, HOWEVER, THAT IT IS
THE DESIRE AND INTENT OF THE PARTIES THAT THE LAW OF THE STATE OF
PENNSYLVANIA GOVERN ALL PORTIONS OF THIS LEASE TO THE EXTENT THAT
SUCH INTENT MAY BE HONORED WITHOUT VIOLATION OF THE LAW OR PUBLIC
POLICY OF THE STATE IN WHICH ANY PORTION OF THE PROPERTY IS LOCATED.
All references in this Lease to "applicable Law" or terms of similar import shall be interpreted consistent with the foregoing. This Lease, when delivered, shall constitute an original, fully enforceable counterpart for all purposes except that only the counterpart stamped or marked "COUNTERPART NUMBER 1" shall constitute, to the extent applicable, "chattel paper" or other "collateral" within the meaning of the Uniform Commercial Code in effect in any jurisdiction.

          (b) No recourse shall be had against the Lessor, Agent, and/or any Instrument Holder or their employees, agents or shareholders, for any claim based on any failure by the Lessor in the performance or observance of any of the agreements, covenants or provisions contained in this Lease and in the event of any such failure, recourse shall be had solely against the Property.

          (c) It is acknowledged that from time to time various Affiliates of the Original Lessee may become a party to this Lease as an Additional Lessee as provided in Section 31 hereof. Each entity that becomes a "Lessee" hereunder shall be jointly and severally liable for the obligations of the "Lessee" hereunder. It is acknowledged, however, that no employee, agent, director, officer or shareholder of any Lessee or any Additional Lessee (except an agent or shareholder that is itself a Lessee hereunder) shall be liable for the obligations of Lessee.

     25. Headings and Table of Contents. The table of contents and the headings of the various Sections and Exhibits of this Lease are for convenience only and shall not affect the meaning of the terms and conditions of this Lease.

     26. Waiver of Landlord's Lien. Lessor hereby waives any right to distrain Lessee's Equipment and any landlord's lien or similar lien upon, or security interest in Lessee's Equipment, regardless of whether such lien is created by statute or otherwise. Lessor agrees, at the request of Lessee, to execute a waiver of any landlord's or similar lien for the benefit of any present or future holder of a security interest in, or lessor of, any of Lessee's Equipment, subject to the approval of the form and substance of such waiver by Agent, which approval shall not be unreasonably withheld or delayed. Lessor acknowledges, and agrees to acknowledge in the future (in a written form reasonably satisfactory to Lessee and Agent), to such persons, at such times and for such purposes as Lessee may reasonably request, that Lessee's Equipment is Lessee's property and that Lessor has no right, title or interest in any of Lessee's Equipment.

     27.  Lessee's Obligation at Expiration.

          (a) In addition to its other rights and obligations under Section 14 hereof, Lessee shall, by notice given not less than six (6) months prior to the Expiration Date, elect either to (i) purchase the Property as of the Expiration Date (or such earlier date during the last six (6) months of the Term as may be designated by Lessee) as provided for in Section 14(a)(i) for the applicable Offer Purchase Price, in which case the transfer of the Property shall be governed by the terms of Section 15; or (ii) terminate this Lease, abandon all of the Property as of the Expiration Date and pay to the Lessor on the Expiration Date, in addition to any Net Rent, Additional Rent or other sums that may be then due and payable to the Lessor hereunder, a "Contingent Rent Payment" in the amount determined at the applicable time as provided for on Exhibit "A" (as amended from time to time). If Lessee fails to give the notice required in this Section 27(a) on or before the date that is six (6) months prior to the Expiration Date, then Lessee shall be irrevocably deemed to have elected the option provided for in clause 27(a)(i) and on the Expiration Date (or such earlier date during the six month period preceding the Expiration Date as Lessee may designate by reasonable notice to Lessor and Agent) Lessee shall purchase the Property for the Offer Purchase Price.

          (b) If Lessee elects to terminate the Lease pursuant to Section 27(a)(ii) above, then Lessee, as agent for Lessor but at Lessee's sole cost and expense, shall use its best efforts to sell the Property to a third party at the maximum available market price not later than the date that is thirty (30) days after the Expiration Date. Lessor shall join in any sale at or above the Minimum Price and Agent's approval of such sale will not be required; however, Lessee may not sell the Property without the consent of Agent, which consent may be withheld at Agent's sole and absolute discretion, if the purchase price is less than the Minimum Price. To the extent that the net sale proceeds of the Property received by Lessor upon any such sale are more than the amounts necessary to permit Lessor to discharge all amounts due to the Instrument Holders and/or the Lessor under the Transaction Agreement and/or the Transaction Documents (a sale price that will produce net sale proceeds, after all transaction costs, in such amount being referred to as the "Minimum Price"), then Lessor shall credit against the Contingent Rent Payment (or refund to Lessee if the Contingent Rent Payment has theretofore been paid) all such excess payments up to, but not in excess of, the full amount of the Contingent Rent Payment. If Lessee has failed to cause the Property to be sold within such period, Lessee's rights under this subsection (b) shall cease and Lessor shall thereafter have the sole and exclusive right to sell or dispose of the Property solely for the account of the Instrument Holders. If the net sale proceeds of any such proposed sale arranged by Lessee are to be less than the Minimum Price (or if Lessee does not propose a sale and Lessor or Agent is unable to sell the Property prior to the Expiration Date for an amount to produce net sale proceeds equal to or in excess of the Minimum Price), then Lessor or Agent may order an MAI appraisal of the Property, at Lessee's sole cost and expense, prior to the closing of any proposed sale by Lessee (or if Lessee does not propose such a sale, after Lessor's or Agent's reasonable efforts to sell the Property for an amount equal to or in excess of the Minimum Price) to determine the fair market value of the Property at such time (the "Appraised Value") as well as what the Appraised Value of the Property would have been if the Property has been maintained in good repair and condition and otherwise in accordance with
Section 9 of this Lease, subject to normal wear and tear (the "Nominal Appraised Value"). If such appraisal indicates a Nominal Appraised Value for the Property that is greater than the price to be received in the sale proposed by Lessee (or, if Lessee does not propose a sale, such appraisal indicates an actual Appraised Value for the Property that is less than the Nominal Appraised Value, or a Nominal Appraised Value that is greater than the price that would have been received by Lessor or Agent had they accepted the best written bona fide offer from a purchaser ready, willing and able to close), then Lessee shall pay to Lessor a sum equal to the lesser of (A) the amount by which the actual Appraised Value, or the proposed, actual or possible sale price, as applicable, is less than the Minimum Price, or (B) the difference between the Nominal Appraised Value and the proposed, actual or possible net sales proceeds or the actual Appraised Value (whichever is applicable) as an additional "Contingent Rent Payment" in order to compensate Lessor for extraordinary wear and tear on the Property.

          (c) If the mechanical provisions of Section 27(b) above are applicable to a situation where the Lease has been terminated as to less than the entire Property, then the "Minimum Price" for application of the foregoing provisions shall be that amount which will produce net sale proceeds (after applicable closing and transaction costs) sufficient to permit the Lessor
(or Agent on behalf of the Lessor) to pay to the applicable Instrument Holders the amount that such Instrument Holders would have received if, in lieu of terminating the Lease and making the Contingent Rent Payment, the Lessee had purchased the Parcel(s) in question and paid the Offer Purchase Price therefor, taking into account the additional interest or certificate yield, as applicable, accrued on the Instruments in question with respect to the amount that would have been paid on sale of the Property to Lessee at the Offer Purchase Price but which remained unpaid on the date of such partial termination of the Lease as a result of the Contingent Rent Payment being less than the Acquisition Price of the Parcel(s) in question.

          (d) Lessor shall reasonably cooperate in any sale of the Property by Lessee (after approval of the sale by Agent, where required), but at Lessee's sole cost and expense, such cooperation to include execution of contracts of sale, closing documents, and related materials; provided that Lessor shall not be required to incur any liability beyond its interest in the Property in connection therewith.

     28. No Merger. Unless and until execution of a written agreement to the contrary by a single Person that at the time thereof holds all of the interests of both Lessor and Lessee in the Property, and the full payment and discharge of the Instruments and release of Transaction Mortgage held by Agent on the Property, there shall be no merger of this Lease or of the leasehold estate created by this Lease with the fee or any other estate or interest in or the Property or any portion thereof by reason of the fact that the same person owns or holds, directly or indirectly, all such estates and interests or any combination thereof.

     29. Short Form Lease. Lessee agrees not to record this Lease, but Lessor and Lessee shall execute a memorandum or short-form of lease in form reasonably satisfactory to Lessor and Lessee in each jurisdiction where any portion of the Property is located. The memorandum of lease may be recorded by Lessee at any time. Lessor agrees that it will not record a memorandum of this Lease if requested not to do so by Lessee unless Lessor or Agent determines, based upon written advice of counsel, that recordation of such memorandum of this Lease is advisable for the protection of the interests of the Lessor or the Instrument Holders.

     30.  Protection of Instrument Holders.

          (a) Rights of Instrument Holders. Notwithstanding anything in this Lease, so long as amounts owing under any of the Instruments, or any of the Transaction Documents, remain unpaid, (i) Agent and each Purchaser and Instrument Holder shall be third party beneficiaries of the provisions of this Lease, including, without limitation, all provisions of this Section 30, and Section 8 hereof, (ii) Lessor and Lessee acknowledge that each has been sufficiently notified and apprised of the Purchasers and Instrument Holders, and the mailing address of Agent, as the administrative agent acting on behalf of and any other provision of this Lease, and (iii) this Lease shall not be amended, modified or assigned (collaterally or directly), in any respect without the prior written consent of Agent.

          (b) Subordination and Non-Disturbance. Simultaneously with the addition of a Parcel to the Property, Lessor will execute and record a mortgage or deed of trust (as applicable, the "Transaction Mortgage") on the Property to Agent for the benefit of the Noteholders as povided for in the Transaction Agreement, and Lessor, Lessee, and Agent (on behalf of the Noteholders) shall enter into a Subordination, Non-Disturbance, and Attornment Agreement (the "SNDA") covering this Lease with respect to the Parcel in question and relating to the Transaction Mortgage in substantially the form attached hereto as Exhibit "E". In the event of any default by Lessor hereunder, Lessee shall notify Agent of such default in accordance with Section 21 hereof. Agent, on behalf of the Noteholders, shall thereafter have a reasonable opportunity
(but no obligation) to cure Lessor's default, including time to obtain possession of the Property by power of sale or judicial foreclosure of the Transaction Mortgage, if same should prove necessary to effect a cure, before Lessee may take any action against Lessor. Lessee shall accept a cure of Lessor's default from Agent in the event that Agent tenders such cure on behalf of the Noteholders.

     31.  Additional Lessees.

          (a) From time to time Lessee Parent may request that one or more wholly-owned Subsidiaries of the Lessee Parent be approved by Agent to become a Lessee under this Lease, which approval shall not be unreasonably withheld. Any such Person approved by Agent shall be referred to as an "Additional Lessee", and from and after the date of execution of a Supplement to this Lease in substantially the form attached hereto as Exhibit "F" such Additional Lessee shall be a party to this Lease in the same manner as if such Additional Lessee had been an original Lessee hereunder.

          (b) From and after the date on which an Additional Lessee becomes a party hereto, such Additional Lessee shall be jointly and severally liable for any and all obligations of the "Lessee" hereunder, whether accruing or arising before or after the date such Additional Lessee becomes a party hereto. The assumption of liability hereunder by any Additional Lessee shall not reduce or limit the obligations of any other Person that is or becomes a party hereto as a Lessee.

          (c) Agent may, as a condition to its approval of the Supplement making one of the Additional Lessees a party hereto, require legal opinions, review of corporate authorizations and other corporate documents, and similar matters comparable to those required by Lessor and Agent with respect to the Lessee Parent and the other original Lessees in connection with the original execution hereof.

     32.  Certain Representations and Covenants of Lessee.  The terms of this
Section 32 shall, as of the date hereof, be binding upon each Lessee. At such time as any Additional Lessee becomes a party to this Lease pursuant to Section 31 above, each such Additional Lessee will be required to make similar representations and warranties and assume comparable obligations pursuant to the instrument by which they become a party to this Lease.

          (a) Representations and Warranties. The Lessees jointly and severally represent and warrant to Lessor, Agent, and each Instrument Holder that, as to each Lessee:

               (i) Lessee (A) is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of its incorporation, (B) has full corporate power and authority to own and operate its properties and to conduct its business as presently conducted, and full corporate power, authority and legal right to execute, deliver and perform its obligations under this Lease, (C) is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification.

               (ii) This Lease has been duly authorized, executed and delivered by Lessee and is a legal, valid and binding obligation of Lessee, enforceable according to its terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other Laws or principles of equity affecting the enforcement of creditors' rights generally).

               (iii) The execution, delivery and performance by Lessee of this Lease will not result in any violation of any term of the certificate of incorporation or the by-laws of Lessee, does not require stockholder approval or the approval or consent of any trustee or holders of debt of Lessee except such as have been obtained prior to the date hereof, and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon, any property or assets of Lessee under, any indenture, mortgage or other agreement or instrument to which Lessee is a party or by which it or any of its property is bound, or any existing applicable law, rule, regulation, license, judgment, order or decree of any government, governmental body or court having jurisdiction over Lessee or any of its activities or properties, including, without limitation, any rule or order of any public utility commission or other governmental body.

               (iv) There are no consents, licenses, orders, authorizations or approvals of, or notices to or registrations with any governmental or public body or authority which are required in connection with the valid execution, delivery and performance of this Lease by Lessee that have not been obtained or made, and any such consents, licenses, orders, authorizations, approvals, notices and registrations that have been obtained or made are in full force and effect.

               (v) Except as disclosed in writing to Agent by Lessee concurrently herewith or publicly disclosed in Lessee Parent's 10-Q and/or 10-K filings with the Securities and Exchange Commission, if any,
     (A) there is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Lessee after due inquiry, threatened against or affecting Lessee or any property or rights of Lessee as to which there is a significant possibility of an adverse determination, and which if adversely determined, may have a material adverse effect on the financial condition or business of Lessee or which, if adversely determined could materially impair the ability of Lessee to perform its obligations under this Lease, and (B) there is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Lessee after due inquiry, threatened which questions or would question the validity of this Lease.

               (vi) Lessee is not in default under or with respect to any agreement or other instrument to which it is party or by which it or its assets may be bound which would have a material adverse effect on the financial condition of Lessee or the ability of Lessee to perform its obligations under this Lease. Lessee is not subject to or in default under any order, award or decree of any court, arbitrator, or other governmental authority binding upon or affecting it or by which any of its assets may be bound or affected which would have a material adverse effect on the ability of Lessee to carry on its business as presently conducted or to perform its obligations under this Lease.

               (vii) Lessee has filed or caused to be filed all tax returns which to the knowledge of Lessee are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it, except for (i) returns which have been appropriately extended and (ii) taxes, fees, assessments or other charges, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Lessee.

               (viii) Lessee and each of its Subsidiaries are in compliance in all material respects with the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder insofar as ERISA, the Code and such rules and regulations relate to any employee benefit plan as defined in Section 3(3) of ERISA. No employee pension benefit plan (as defined in Section 3[2] of ERISA) maintained by Lessee or any of its Subsidiaries for its employees and covered by ERISA (a "Plan") had an "accumulated funding deficiency", within the meaning of said term under Section 302 of ERISA, as of the last day of the most recent fiscal year of such Plan, and neither Lessee nor any of its Subsidiaries has incurred with respect to any Plan any liability to the Pension Benefit Guaranty Corporation ("PBGC") which is material to the consolidated financial condition of Lessee or any of its Subsidiaries. For the purpose of this subsection (viii), the term "Subsidiary" shall include a Controlled Group of Corporations as that term is defined in
     Section 1563 of the Code or Section 4.001 of ERISA.

               (ix) The consolidated financial statements of Lessee Parent furnished to Lessor and Agent on or before the date hereof have been prepared in accordance with GAAP and fairly present the financial condition of Lessee Parent as of the date thereof. Since the date of such financial statements there has been no material adverse change in the financial condition or business of Lessee Parent which would impair the ability of Lessee Parent to perform its obligations hereunder.

          (b) Affirmative Covenants. Lessee covenants and agrees with Lessor, Agent and the Instrument olders that, so long as this Lease shall remain in effect each Lessee will, unless Lessor and Agent shall otherwise consent in writing:

               (i) Compliance with Laws. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable Laws, for which the failure to so comply could have a material adverse effect on the operations of Lessee as a whole so as to adversely affect its capacity to perform its obligations under this Lease, and such compliance shall include, without limitation, paying before the same become delinquent all taxes imposed upon it or its property, except to the extent contested diligently and in good faith, and for which adequate reserves are established.

               (ii) Maintenance of Existence; Licenses and Franchises.
     Maintain, and cause each of its Subsidiaries that is a Lessee or an approved Additional Lessee to maintain, its existence, and preserve and maintain, and shall cause each of its Subsidiaries that is a Lessee or an approved Additional Lessee to preserve and maintain, all material licenses, privileges, franchises, certificates, authorizations and other permits and agreements necessary for the operation of its business in the respective jurisdictions in which any Property leased by Lessee or such Additional Lessee, as applicable, is located, and in its jurisdiction of origin.

               (iii) Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance policies with respect to its property and business in such amounts and against such casualties and contingencies as is customary in its industry; provided that nothing herein shall prejudice the right of Lessee or any Subsidiary thereof to self-insure for certain risks in accordance with customary procedures.

               (iv) Additional Information. Lessee shall furnish to Agent: (1) within sixty (60) days of the end of each quarterly fiscal period during the Term, unaudited quarterly financial statements for Lessee Parent (and its consolidated Subsidiaries) (including a balance sheet, income statement, and such other reports as Agent may reasonably request); (2) within one hundred twenty (120) days of the end of each fiscal year during the Term, annual financial statements for Lessee Parent (and its consolidated Subsidiaries) audited by a nationally recognized public accounting firm (including a balance sheet, income statement and such other material reports as Agent may reasonably request); (3) when issued or filed, copies of the most recent 10-K for Lessee Parent, proxy statements, financial statements and other reports filed by Lessee Parent with the Securities and Exchange Commission or any national securities exchange or market on which any of Lessee Parent's securities are traded or quoted; (4) from time to time upon Agent's request, an Officer's Certificate stating that there exists no Event of Default (or event or circumstance which with notice and or the passage of time could mature into an Event of Default) under this Lease or, if any such event or circumstances does exist, specifying the nature and period of existence thereof and what action Lessee proposes to take with respect thereto; and
     (5) from time to time at the request of Agent, and in any event simultaneously with delivery of the annual consolidated financial statements of the Lessee Parent, a statement certified by a senior financial officer of the Lessee Parent (A) certifying that the Lessee Parent is in compliance with all of the financial covenants (both affirmative and negative) contained in the Lease Guarantee and (ii) certifying the Leverage Ratio, Tangible Net Worth, Current Ratio, and NOP/Interest Charges Ratio (as such terms are defined in the Lease Guarantee) of the Lessee Parent as of the end of the preceding quarter or fiscal year, or for the preceding quarter or fiscal year, as applicable. The fiscal year of the Lessee Parent is the approximately fifty-two (52) week period ending on the Saturday falling nearest to January 31.

               (v) Review of Records. Further, Lessee will permit the duly authorized representatives of Agent at all reasonable times upon at least ten (10) days prior written notice to examine the books and records of Lessee and its Subsidiaries, and take memoranda and extracts therefrom; provided, that information, including financial information, which is non-public and confidential or proprietary in nature disclosed to Agent (as a result of any examination of the books and records of Lessee and its Subsidiaries or pursuant to Section 32(b)(iv) or otherwise) will be kept confidential and will not, without the prior written consent of Lessee, be disclosed in any manner whatsoever, in whole or in part, except that shall be permitted to disclose such information (A) to the Instrument Holders (who shall be bound by the same confidentiality requirements upon receipt of such information), (B) to any regulatory agencies having jurisdiction over Agent or any Instrument Holder in connection with their regulatory functions, and (C) as required by Law or court order, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Lease.

               (vi) Taxes, Charges, Etc. Duly pay and discharge, or cause to be paid and discharged, when due, all taxes, assessments and other governmental charges imposed upon it or any Subsidiary that is an approved Additional Lessee and its and their properties, or any part thereof or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid could have a materially adverse effect on the operations of Lessee as a whole so as to adversely affect Lessee's capacity to perform its obligations under this Lease, except such items as are being in good faith appropriately contested by Lessee or any applicable Subsidiary and for which adequate reserves are being maintained in accordance with GAAP.

          (c) Negative Covenants. Lessee covenants and agrees with Lessor and Agent that, so long as this Lease shall remain in effect Lessee will not, unless Agent shall otherwise consent in writing:

               (i) The Lessee will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). The Lessee will not make, and will not permit any of its Subsidiaries to make, any acquisition (in one transaction or a series of related transactions) in excess of $50,000,000. The Lessee will not, and will not permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of in one transaction or a series of transactions, all or a substantial part of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, but excluding (i) any inventory or other assets (including real property) sold or disposed of in the ordinary course of business and (ii) obsolete or worn-out property, tools or equipment no longer used or useful in its business). Notwithstanding the foregoing provisions:

    (1) any Subsidiary of the Lessee may be merged or consolidated with or into: (i) the Lessee or another Lessee if the Lessee or another Lessee shall be the continuing or surviving corporation or (ii) any other such Subsidiary; provided that if any such transaction shall be between a Subsidiary and a wholly-owned Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving corporation;

    (2) any such Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Lessee or another Lessee or a wholly-owned Subsidiary of the Lessee or another Lessee; and

    (3) any Lessee may sell, lease, transfer or otherwise dispose of all or any of its assets (upon voluntary liquidation or otherwise) to any other Lessee.

               (ii) Lines of Business. Engage or, in the case of Lessee Parent, permit any of its Subsidiaries that are approved Additional Lessees to engage, to any substantial extent in any line or lines of business activity other than the business of owning and operating retail stores and auto service centers (including functions that are directly related thereto and supportive thereof).

               (iii) Change of Control. Permit the occurrence of any Change of Control with respect to Lessee Parent or any approved Additional Lessee; provided, however, that a Change of Control as to the Lessee Parent shall not constitute a violation of this Lease if, as of the date that such Change of Control occurs, the senior unsecured debt of the Lessee Parent is rated BBB or better by Standard & Poors and/or Baa2 or better by Moody's Investors Services, and the Lessee Parent or its securities are not in a "credit watch" status with either such rating service.

               (iv) Judgments. Permit or acquiesce in the entry of any final unappealable judgment or order for the payment of money in excess of $1,000,000.00 against Lessee or any of its Subsidiaries; provided, however, that any such judgment or order shall not be an Event of Default if and for so long as (x) the entire amount of such judgment or order is covered (subject to customary deductibles) by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (y) such insurer, which shall be rated at least "B+/X" by A. M. Best Company, has been notified of, and has not disputed the claim made for payment of the amount of such judgment or order;

As used in this Section 32(c), the following terms have the meanings indicated below:

"Change of Control" means, after the date hereof, (A) as to Lessee Parent, any event or circumstance that results in a majority of the individuals comprising the board of directors of the Lessee Parent as of any date to consist of individuals that were not members of the board of directors of the Lessee Parent twelve (12) months previous to such date (other than by reason of death), or (B) as to any other Lessee, any event or circumstance that results in such Lessee not being a wholly owned Subsidiary of the Lessee Parent.


"GAAP" shall mean generally accepted accounting principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (b) consistently applied with past financial statements of any Person adopting the same principles.

"Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Lease, Lessee or any of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

"Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government
(or any agency, instrumentality or political subdivision thereof).

"Subsidiary" shall mean, as to any Person, any corporation of which at least a majority (or in the case of a wholly-owned Subsidiary, 100%) of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

     33.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY
APPLICABLE LAW, AND FOR THE PURPOSE OF REDUCING THE TIME AND
EXPENSE OF LITIGATION, LESSOR AND LESSEE WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER, OR BY VIRTUE OF THIS AGREEMENT.

     34. Exhibits. The following Exhibits are attached hereto and made a part hereof for all purposes.

          Annex I   -         Approved Self-Insurance Program
          Exhibit A -         Net Rent; Additional Rent
          Exhibit B -         Form of Supplement for Addition of Parcels
          Exhibit C -         Construction Addendum
          Exhibit D -         Form of Construction Supplement
          Exhibit E -         Form of SNDA
          Exhibit F -         Form of Supplement for Additional Lessee(s)

     35. Special Local Provisions. It is expressly agreed that this Lease may be amended or supplemented, as necessary, with any special local provisions or requirements deemed necessary by Lessor or Agent, which provisions shall be included in the Supplement adding the portions of the Property to which such special provisions shall be applicable to the coverage of this Lease.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Lease to be duly executed on the attached signature pages by their respective officers thereunto duly authorized, to be effective as of the day and year first above written.


                      [SEE ATTACHED SIGNATURE PAGES]
                 SIGNATURE PAGE ATTACHED TO MASTER LEASE

                                 Between
         State Street Bank and Trust Company, Trustee, as Lessor
                                   and
           The Pep Boys - Manny, Moe & Jack, et. al. as Lessee


                           LESSOR:

                           STATE STREET BANK AND TRUST COMPANY,
                           a Massachusetts trust company not in its individual capacity but solely as Trustee under the Declaration of Trust


                              By:
                              Name:
                              Title:

                   SIGNATURE PAGE ATTACHED TO MASTER LEASE
                                 Between
         State Street Bank and Trust Company, Trustee, as Lessor
                                   and
           The Pep Boys - Manny, Moe & Jack, et.al. as Lessee


                              LESSEE:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By:
                              Name:
                              Title:



                              THE PEP BOYS  MANNY, MOE & JACK,
                              OF CALIFORNIA, a California corporation


                              By:
                              Name:
                              Title:



                              PEP BOYS - MANNY, MOE & JACK,
                              OF DELAWARE, a Delaware corporation


                              By:
                              Name:
                              Title:




                                   ANNEX I

                      Approved Self-Insurance Program              EXHIBIT "A"

             Net Rent; Additional Rent and Related Definitions

     Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Lease to which this Exhibit "A" is attached (including terms defined by reference in the Lease to other instruments or documents).

     A. Net Rent. Net Rent during the Term shall be due and payable monthly in arrears on each Payment Date in an amount determined by multiplying (1) the then applicable Acquisition Price for the Property times (2) the lesser of the Applicable Rate for the LIBO Rate Period in which such month falls or the Highest Lawful Rate times (3) a fraction, the numerator of which is the actual number of days in the month in question, and the denominator of which is 360 (or if the Highest Lawful Rate is used in lieu of the Applicable Rate, 365 or 366, as applicable).

          "Payment Date" means the first (1st) day of each calendar month to and including the last day of the Term, as well as the last day of the Term itself; provided, however, that if such Payment Date is not a Business Day, such Payment Date shall be the next succeeding Business Day. It is acknowledged that for the period between the date a Parcel is added to the Property or a Construction Advance is made in respect of New Improvements and the next Adjustment Date the Net Rent will be computed using multiple Applicable Rates applied to the respective Acquisition Prices, as set forth in the next sentence, and the payments shall be adjusted accordingly. In the event this Lease is terminated as to a Parcel and the Improvements thereon pursuant to the terms hereof, or a Parcel or Improvements thereon are added to the Property, or a Construction Advance is made, the Net Rent shall be adjusted, as of the date of such termination or addition, by eliminating from the aggregate Acquisition Price (in the case of a partial termination) or adding to the aggregate Acquisition Price (in the case of the addition of a Parcel and Improvements or a Construction Advance in respect of New Improvements) the portion of the aggregate Acquisition Price thereof attributable to the portion of the Property so released or added.

          If, at any time, the Applicable Rate then in effect shall exceed the Highest Lawful Rate, then any subsequent reductions in the Applicable Rate shall not reduce the Net Rent below the amount of Net Rent that would be payable hereunder if the Applicable Rate were equal to the Highest Lawful Rate until the total amount of Net Rent accrued hereunder equals the amount of Net Rent that would have accrued hereunder if the Applicable Rate had at all times been the Applicable Rate without the limitation of the Highest Lawful Rate.
In the event that at the Expiration Date (howsoever the Expiration Date occurs) the total amount of Net Rent paid or accrued hereunder is less than the total amount of Net Rent that would have accrued if the Applicable Rate had at all times been in effect without the limitation of the Highest Lawful Rate, then Lessee agrees, to the fullest extent permitted by Law, to pay to Lessor on the Expiration Date an amount equal to the difference between (a) the lesser of (i) the amount of Net Rent that would have accrued hereunder if the Highest Lawful Rate had at all times been utilized to compute the Net Rent accruing hereunder, or (ii) the amount of Net Rent that would have accrued hereunder if the Applicable Rate had at all times been utilized to compute the Net Rent without the limitation of the Highest Lawful Rate, and (b) the amount of Net Rent otherwise accrued hereunder.

          The parties agree to modify the Applicable Rate payable hereunder as contemplated in the Transaction Agreement to provide to Lessee the financial benefit of any interest or yield reductions on the Instruments.

     B. Additional Rent. In addition to such Additional Rent as may otherwise be payable under the Lease, Lessee shall pay, within thirty (30) days of a demand therefor, as Additional Rent all Break Costs, Reserve Costs, Increased Costs and/or all reasonable expenses as set forth elsewhere herein or in the Transaction Documents of Lessor or Agent required to be paid by Lessee pursuant to this Lease, the Transaction Agreement, or any Transaction Document.

     C.   Definitions.  As used herein, the following terms have the following meanings:

"Acquisition Price" means the amount attributable to the Property (in the aggregate) or a particular Parcel, as applicable, as set out at the time in question on the most recent Schedule "A-1" to the Lease. The Supplement by which any Parcel is added to the Property and the Construction Supplement with respect to the Construction Advance related to any Improvements shall designate the increase in the Acquisition Price attributable thereto and any other agreed adjustment to the Acquisition Price Schedule by the attachment of an updated Schedule "A-1". At such time as this Lease is terminated as to any Parcel and either the Offer Purchase Price, the Contingent Rent Payment, or the Construction Failure Payment amount applicable thereto is paid under any applicable provision of this Lease, the Parcel in question shall no longer be part of the Property, the portion of the Acquisition Price previously applicable to such Parcel shall no longer be a part of the Acquisition Price of the Property for any purpose, and Schedule A-1 shall be adjusted to reflect the exclusion of such Parcel from the Property.

"Adjustment Date" means the first day of each month throughout the Term.

"Applicable Rate" means, for any month, as applicable (A) the sum of (i) the LIBO Rate for the LIBO Rate Period in which such month falls, plus (ii) the Applicable Spread or (B) as to the portion of the Acquisition Price attributable to a Parcel or a Construction Advance prior to the first Adjustment Date after such Parcel is added to the Property or such Construction Advance is made, the sum of the Special LIBO Rate applicable thereto plus the Applicable Spread.

"Applicable Spread" means, as applicable, the amount based on the debt rating most recently issued by Standard & Poor's for Lessee's senior unsecured debt as of any Adjustment Date determined by reference to the following:


    Lessee's Most
  Recent Debt Rating         Applicable Spread


BBB+ (or higher)
61.8 basis points (0.618%)


BBB
 69  basis points (0.690%)


BBB-
 81  basis points (0.810%)


less than BBB-
105  basis points (1.05%)


The Applicable Spread is subject to adjustment in connection with the Secondary Transaction contemplated in the Transaction Agreement such that the amount of Net Rent payable hereunder is at all times equal to the aggregate amounts of interest and current yield, as applicable, payable under the Instruments.

"Break Costs" shall mean an amount equal to the amount (if any) required to compensate any Instrument Holder for any additional losses (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by such Instrument Holder to fund or maintain a Trust Instrument) it may reasonably incur as a result of Lessee's payment of the Offer Purchase Price, or the Contingent Rent Payment other than on an Adjustment Date or the Expiration Date.

"Business Day" means every day on which banks in the cities of New York, New York, Boston, Massachusetts, and Philadelphia, Pennsylvania, are open for business and not required to be closed.

"Contingent Rent Payment" means, as of any relevant time, an amount equal to the lesser of (A) eighty-four percent (84%) of the aggregate of all Advances theretofore made under the Transaction Agreement (less any amounts theretofore paid by Lessee as Contingent Rent Payments or Construction Failure Payments), or (B) 100% of the Acquisition Price of the Parcels remaining subject to this Lease as of the date the Contingent Rent Payment is made. In the event that any Parcel(s) are purchased by Lessee during the period ending on December 31, 1997, pursuant to any option or obligation of Lessee to make such purchase hereunder, the Contingent Rent Payment computed under clause (A) above shall be recomputed so as to equal eighty-four percent (84%) of the aggregate of all Advances theretofore made under the Transaction Agreement excluding Advances theretofore made in respect of the Parcel(s) purchased by Lessee during such period. The parties acknowledge that the obligation for the payment of Contingent Rent Payments is a rental obligation in consideration of the lease of the Property to Lessee hereunder, and that Lessee has agreed to make the Contingent Rent Payment when due hereunder in consideration of the Lessor's agreement to accept Net Rent payments during the Term in a lower amount than Lessor would otherwise be willing to accept.

"Increased Costs" means any additional amounts required to be paid to any Instrument Holder by Lessor under the Transaction Agreement to compensate such Instrument Holder for any increased costs of maintaining the Instruments or the advances evidenced thereby (the effect of which was not included in the applicable Instrument Holder's determination of such costs at the more recent to occur of the original issuance of such Instrument or the date of adjustment of the Note Rate or Certificate Rate applicable to such Instrument or applicable interest therein in connection with the Secondary Transaction) as a result of the implementation after the date hereof of any applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Instrument Holder (or any office thereof) with any request or directive regarding capital adequacy (whether or not having the force of Law) of any such authority, central bank or comparable agency which has the effect of increasing the amount of capital required or expected to be maintained as a result of its maintaining the Instruments held by it.

"LIBO Business Day" means a day of the year on which dealings are carried on in the London interbank market and banks are open for business in London and not required or authorized to close in New York City.

"LIBO Rate" for the period commencing on the date hereof to the first Adjustment Date and for each period commencing on any Adjustment Date to and until the next succeeding Adjustment Date (each, a "LIBO Period") means an interest rate per annum equal to the average (rounded, if necessary, to the next highest 1/16 of 1%) of the rates of interest per annum at which deposits in United States dollars are offered to prime banks in the London interbank market at 11:00 a.m. (London time) two LIBO Business Days before the first day of such LIBO Period (the "Interest Setting Date") for a period equal to such LIBO Period.

"LIBO Rate Reserve Percentage" for any LIBO Period means the reserve percentage applicable to the Instrument Holders during such LIBO Period under the regulations issued from time to time by the Board of Governors of the Federal Reserve System (or if more than one such percentage is so applicable, the daily average for such percentages for those days in such LIBO Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for the Instrument Holders in respect of liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of Federal Reserve System as in effect from time to time) having a term equal to such LIBO Period.

"Reserve Costs" means, so long as any Instrument Holder hereafter shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves in excess of those maintained at the more recent to occur of the original issuance of the applicable Instrument or the date of adjustment of the Note Rate or Certificate Rate applicable to such Instrument or applicable interest therein in connection with the Secondary Transaction with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional amounts equal to the product of (1) the outstanding balance of the Instruments held by such Instrument Holder, multiplied by (2) an interest rate per annum equal at all times during the period in which such reserves were assessed to the remainder obtained by subtracting (a) the LIBO Rate for the applicable period from (b) the rate obtained by dividing such LIBO Rate applicable during such period by a percentage equal to 100% minus the then applicable LIBO Rate Reserve Percentage, payable on each Payment Date.

          Promptly after Lessor receives notice from Agent or any Instrument Holder of any Reserve Costs or Increased Costs to be payable as Additional
Rent Lessor shall notify the Lessee of the same; provided, however, that the failure to provide such notice as to Increased Costs shall not affect the Lessor's right to recover Additional Rent for the same. A certificate in reasonable detail (i) setting forth the basis for and the amount of such costs submitted by the Lessor to the Lessee and (ii) in the case of Increased Costs, setting forth in reasonable detail the calculation of the same and that the Instrument Holder has certified to the Lessor that such Increased Costs are generally being charged by the Instrument Holder to other similarly situated persons under similar arrangements, which notice shall be conclusive and binding for all purposes, absent manifest error, unless such notice fails to set forth the information required above as to the Increased Costs.

"Special LIBO Rate" means, for any period commencing on the date any Parcel is added to the Property or a Construction Advance is made, as applicable, through the next Adjustment Date, an interest rate per annum equal to the rate of interest per annum at which deposits in United States dollars are offered to prime banks in the London interbank market at 11:00 a.m. (London time) two LIBO Business Days before the date such Parcel is added to the Property, or the Construction Advance is made, for a period equal to the period between such date and the next Adjustment Date. The Special LIBO Rate shall be used to determine the Applicable Rate only for that portion of the Acquisition Price attributable to the Parcel in question and/or the construction advance in question, but only through the next Adjustment Date.

                                  FORM OF
                              SCHEDULE "A-1"

                      Schedule of Acquisition Prices

               Date of Schedule:__________________. _______


                                             Applicable Portion of
          Parcel                                    Acquisition Price

                                             $








     Total Acquisition Price              $__________

     Contingent Rent Payment              $__________            EXHIBIT "B"

                Form of Supplement for Addition of Parcels


                   SUPPLEMENT NO. _____ TO MASTER LEASE

          (______________________, ________) [Location of Parcel]

     This Supplement ("Supplement") is hereby added, as of the _____ day of _________, _____, to that certain Master Lease (as heretofore amended and supplemented, the "Lease"), dated as of _____________, 1995, by and between State Street Bank and Trust Company, a Massachusetts trust company, as
Trustee under that certain Declaration of Trust of even date with the Lease
(in such capacity, and not individually, "Lessor"), and, among other Lessees therein named, ________________________, a _________ corporation ("Lessee").
Upon execution hereof by Lessor and Lessee, and approval hereof by CITICORP LEASING, INC., a Delaware corporation (as administrative agent for the "Purchasers" [as defined in the Lease]) ("Agent"), this Supplement shall be included in and shall be a part of the Lease for all purposes. Terms used but not otherwise defined herein shall have the meanings given to such terms in the Lease.

     The parties hereto, intending to be legally bound hereby, acknowledge and agree to the following:

     Lessee is one of the parties to the Lease as a "Lessee" thereunder. [IF LESSEE IS AN "ADDITIONAL LESSEE" REFERENCE SUPPLEMENT PURSUANT TO WHICH SUCH ADDITIONAL LESSEE BECAME A PARTY TO THE LEASE.]

     The parcel of land (the "Parcel") more fully described on Exhibit "A" attached hereto and the improvements, if any, located thereon
(the Improvements") are hereby added by this Supplement to this Lease and shall hereafter constitute a part of the "Property" for all purposes of the Lease. Lessor hereby leases the Parcel and Improvements to Lessee, and Lessee hereby leases the Parcel and Improvements from Lessor pursuant to the Lease.

     The "Permitted Encumbrances" with respect to the Parcel shall consist of those items listed on Exhibit "B" attached hereto, which shall hereafter constitute the "Permitted Encumbrances" applicable to the Parcel for all purposes of the Lease.

     Effective as of the date hereof, the Schedule of Acquisition Prices attached as Schedule A-1 of the Lease is hereby replaced by the Revised Schedule A-1 attached hereto, and all references to the "Acquisition Price" of all or any Parcel(s) for any purpose shall be deemed to refer to the Acquisition Price(s) referred to on such Revised Schedule A-1. [ATTACH REVISED SCHEDULE A-1] From and after the date hereof the aggregate Acquisition Price under the Lease is increased to $___________________ [Should Match New Schedule A-1 Total], which amount shall be used for the computation of Net Rent under the Lease until further adjusted.

     The Contingent Rent Payment shall be increased by $____________
[INSERT AMOUNT EQUAL TO 84% OF THE ADVANCE FOR THE PARCEL] as a result of the addition to the Lease of the Parcel and Improvements, resulting in a new Contingent Rent Payment in the amount of $_____________ .

     Lessee hereby confirms, as of the date hereof, that all representations and warranties made in the Lease with respect to the Property heretofore covered by the Lease remain true and correct in all material respects; that all representations and warranties included in the Lease with respect to the "Property" are, as of the date hereof, true and correct as to the Parcel and the Improvements as if such Parcel and Improvements had been originally included within the term "Property"; and that no Event of Default and, to the best of Lessee's knowledge, no event which with notice and/or the passage of time might ripen into an Event of Default exists under the Lease.
Without limitation, Lessee confirms that all representations and warranties set out in Section 6(d) of the Lease are, as of the date hereof, true and correct as to the Parcel and Improvements hereby added to the Property.

     Lessee hereby acknowledges and confirms that as of the date hereof, Lessee has no defense to the payment or prformance of the Lessee's obligations under the Lease and that, to the best of Lessee's knowledge, ,no claims, counterclaims, affirmative defenses, or other such rights exist against Lessor, Agent, or any Purchaser or Instrument Holders under the Lease.

     Lessee acknowledges and confirms hereby that it has examined the Parcel and the Improvements and title thereto, and that it accepts and approves the Parcel and the Improvements and all matters relating thereto as suitable and satisfactory for inclusion in the Lease [except that the improvements located on the Parcel on the date hereof may be demolished, in whole or in part, as provided below -- DELETE THIS PROVISION IF NOT APPLICABLE.

     Lease Guarantor, as "Indemnitor" under that certain Environmental Indemnity Agreement (the "Environmental Indemnity") of even date with the Lease, executed by Lease Guarantor for the benefit of Lessor, Agent and the Instrument Holders, hereby acknowledges that said Environmental Indemnity and each and every representation, warranty, covenant, obligation, indemnity, or other term thereof applies to, and applies with respect to, the Parcel and the Improvements added to the Lease hereby and that from and after the date hereof such Parcel and Improvements shall constitute part of the "Property" for all purposes of the Environmental Indemnity.

     Further, Lease Guarantor, as "Guarantor" under that certain Lease Guarantee (the "Lease Guarantee") of even date with the Lease, executed by Lease Guarantor and Lessor, hereby acknowledges that said Lease Guarantee and each and every representation, warranty, covenant, obligation, indemnity, or other term thereof applies to, and with respect to, the Parcel(s) and the Improvements added to the Lease hereby and that from and after the date hereof such Parcel(s) and Improvements (including any Improvements hereafter constructed by Lessee on the Parcel) shall be covered by the Lease Guarantee, and that the Lease Guarantee remains in full force and effect and continues to apply to the Lease, as supplemented hereby.

     It is expressly acknowledged and agreed that Agent and the Purchasers and Instrument Holders are intended to be beneficiaries of this Supplement to the same extent as Agent and the Purchasers and Instrument Holders are beneficiaries of the Lease and the Environmental Indemnity.

          [INSERT HERE ANY ADDITIONAL PROVISIONS APPLICABLE TO THE NEW
          PROPERTY]

     [The Improvements existing on the Parcel as of the date hereof are approved for demolition pursuant to Section 1(d) of the Lease -- DELETE OR MODIFY BASED ON FACTS AND UNDERWRITING.]

     [INSERT ONLY IF APPLICABLE AND MODIFY TO REFLECT APPLICABLE
UNDERWRITING CRITERIA]

     The Parcel contains [describe excess land by legal description, size and location, or other available information] (the "Excess Land") which is not needed for Lessee's purposes. Lessee shall have the right to subdivide the Excess Land from the remainder of the Parcel and dispose of the Excess Land, subject to satisfaction of the following requirements:

     (i) the Excess Land and the remainder of the Parcel must be separately platted legal lots, have adequate legal and physical access to publicly dedicated streets or rights of way, be separate tax parcels, and (except pursuant to approved Facility Agreements) otherwise not be dependent upon each other for any legal or functional purpose whatsoever, and the disposition of the Excess Land must not cause the remainder of the Parcel (including any Improvements thereon or New Improvements contemplated to be developed thereon) to violate any parking requirements, set-back lines, zoning requirements, floor-area ratio requirements, or other legal or applicable private restrictions, requirements or development standards.

     (ii) the surveys, Title Policies, appraisals, and other underwriting reports and materials provided to Agent in connection with the addition of the Parcel to the Property must show (or be supplemented, endorsed, and updated, as applicable, to show) the remainder of the Parcel (exclusive of the Excess Land), and must satisfy all underwriting requirements set out in the Transaction Agreement such that the Parcel, without regard to the Excess Land, would be eligible for inclusion as a part of the Property (with the applicable Acquisition Price) if it did not already constitute a part of the Property.

     (iii) any utility, access, or other rights across the Excess Land necessary for the use and operation of the remainder of the Parcel shall be documented into formal easements that are not subject or subordinate to any mortgage or other lien affecting the Excess Land.

     (iv) the remainder of the Parcel shall have a separate approved site plan, final development plan, development plat, infrastructure plan, or other applicable legal filings and approvals as may be necessary in the applicable jurisdiction such that the Parcel and Improvements thereon are entirely legally separate from any other property (including, without limitation, being covered by separate certificates of occupancy or local equivalent).

     (v) all costs or expenses of Agent or Lessor in connection with the release of the Excess Land shall be paid by Lessee.

If the Excess Land and the remainder of the Parcel satisfy the foregoing requirements the Excess Land may be transferred to Lessee or its designee and excluded from the coverage of this Lease without requirement for payment of any Acquisition Price (but otherwise at the sole cost and expense of Lessee). In such event the Agent shall also release the Transaction Mortgage from the Excess Land. The release of the Excess Land shall not reduce the Acquisition Price for the Parcel.]


     EXECUTED as of the date first written above.







                             [SEE ATTACHED SIGNATURE PAGES]
             SIGNATURE PAGE ATTACHED TO SUPPLEMENT TO MASTER LEASE



                        LESSOR:


                        STATE STREET BANK AND TRUST COMPANY,
                        a Massachusetts trust company, not in its individual capacity but solely as Trustee under the Declaration of Trust



                        By:
                        Name:
                        Title:





           SIGNATURE PAGE ATTACHED TO SUPPLEMENT TO MASTER LEASE


                              "LESSEE":

[ONLY SPECIFIC LESSEE LEASING PARCEL NEED SIGN]

                              __________________________________,
                              a _____________________corporation


                              By:
                              Name:
                              Title:

     The undersigned, in its capacity as Lessee Parent, Lease Guarantor, and party to the Environmental Indemnity Agreement joins in this Supplement for the purposes therein stated.

                              LESSEE PARENT AND LEASE GUARANTOR:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By:
                              Name:
                              Title:

           SIGNATURE PAGE ATTACHED TO SUPPLEMENT TO MASTER LEASE



     Approved and Accepted as of the date first above written.

                        AGENT:

                        CITICORP LEASING, INC.,
                        a Delaware corporation
                        (as administrative agent on behalf of the Purchasers)


                        By:
                        Name:
                        Title:


                                EXHIBIT "C"

                           Construction Addendum


     If Lessee elects to construct New Improvements on any Parcel and receive a Construction Advance in respect thereof the New Improvements in question must be constructed on such Parcel in accordance with the requirements of this Construction Addendum. Any such New Improvements constructed upon the
Property shall be the property of Lessor from the date such New Improvements (or any portions thereof) are placed on the Property.

     Section 1.     Construction of New Improvements.

          1.1 If Lessee desires to construct New Improvements on any Parcel in respect of which Lessee intends to seek a Construction Advance upon completion thereof, then prior to commencing construction of such New Improvements Lessee shall notify Agent of its intention to construct such New Improvements and its desire to receive a Construction Advance for the costs thereof upon completion. Such notice shall include (i) a description of the Parcel on which such construction is to occur, (ii) a general description of the work to be performed (which, in the case of New Improvements that are substantially consistent with a "prototype" store or service center previously approved by Agent, may consist merely of an indication that the New Improvements in question are to be of such prototype, and (iii) a good faith (but non-binding) estimate of the amount of the Construction Advance Lessee expects to seek upon completion of construction of the New Improvements.

          1.2 Lessee shall enter into such contracts and agreements as it shall deem necessary or appropriate in order to cause completion of the New Improvements on the Parcel in question. Such contracts and agreements shall be in Lessee's name only and the obligations to be performed by Lessee thereunder shall be the sole responsibility of Lessee.

          1.3 If requested by Agent, Lessee shall deliver to Agent (i) copies of all contracts and agreements relating to construction of the New Improvements, (ii) the plans and any related specifications, working drawings and construction schedules for the New Improvements (the "Plans"), (iii) all governmental permits and licenses relating to or necessary for completion of the New Improvements, and (iv) any other Documents which Lessor or Agent may reasonably require with respect thereto. Delivery of such materials shall not be a condition precedent to the addition of the Parcel to the Property or the commencement of construction of the New Improvements, but Agent shall have the right to review such materials in connection with its approval of the Construction Advance. Agent's review and approval of such materials shall be from the perspective of permitting it to assure itself that any Construction Advance is made with respect to New Improvements that are constructed in accordance with applicable legal requirements and sound construction and development practices. Agent's approval shall not be based upon cost, value, or market analyses or similar matters (except to the extent that such matters influence the amount of the appraisal of the Parcel and New Improvements). If Agent has previously been provided with Plans for a prototype of New Improvements Agent shall not request Plans for specific New Improvements that Lessee represents to Agent have been or are to be constructed substantially in accordance with the prototype Plans. If Lessee makes any material change mormodification in any documents or materials delivered to Agent pursuant to this Section 1.3 Lessee shall provide Agent with a copy of the modified version of such documents or other materials.

          1.4 Lessee shall effect or cause to be effected the completion of the New Improvements in a good and workmanlike manner, free of any patent or latent defects, in substantial accordance with the Plans, and in accordance with all laws, rules, regulations and ordinances applicable thereto (including, without limitation, all Environmental Laws). Any New Improvements shall be completed on or before earlier of (i) December 31, 1997, or (ii) the first anniversary of the date on which the Parcel in question was added to the Property (as applicable, the "Required Completion Date").

          1.5 Lessee shall be solely responsible for, and shall pay or cause to be paid in a timely manner, all costs of completion of the New Improvements, including, without limitation, (a) amounts paid or to be paid to contractors and other persons for work and services actually performed (including employees of Lessee) and fees of architects, engineers and other consultants and professionals, (b) all premiums for builder's risk, public liability, worker's compensation and other insurance premiums pursuant to insurance policies required hereby or by the Lease, and (c) survey costs. Lessee agrees to hold Lessor, Agent and each Instrument Holder harmless from the payment of all costs of completion of the New Improvements. Lessee also agrees to pay directly to the party to whom such amounts are owed within thirty (30) days after demand all reasonable out-of-pocket costs, charges, reasonable fees and expenses of the Lessor and its counsel and the Agent and its counsel, related to the preparation, evaluation (including related diligence activities), and execution of any supplements to the Lease in connection therewith.

          1.6 During the period when any construction activities are being carried out by Lessee with respect to any of the New Improvements, Lessee shall cause to be carried and to be in full force and effect (either directly or pursuant to the self-insurance program permitted under the Lease) (a) non-reporting builder's risk or all-risk property insurance insuring the Parcel and New Improvements in the amount of the full replacement value thereof (on an "as-built" basis), (b) insurance covering all materials stored at the construction site (or off the construction site) that are intended to be incorporated into the New Improvements in an amount not less than the full insurable value of such materials from time to time, and (c) such other insurance coverage as Lessee may be required to carry under the Lease. All of such insurance coverage shall be carried in accordance with all applicable provisions of the Lease.

          1.7 Upon completion of the New Improvements for any Parcel, and as a condition precedent to Lessee's right to receive a Construction Advance in respect thereof, Lessee shall cause to be delivered to Agent (a) complete as-built plans and specifications for the New Improvements (or, if the New Improvements are constructed pursuant to prototype Plans previously provided to Agent, a certification that the New Improvements have been so constructed),
(b) an "as-built" survey of the Parcel (in form reasonably satisfactory to Lessor and Agent) updated to show the location of the New Improvements and all easements or other Permitted Encumbrances affecting the Parcel, (c) copies of books and records reflecting the cost of the New Improvements in such detail as may be sufficient to enable Agent to substantiate the cost of the New Improvements in question, (d) such lien waivers and contractor's affidavits as may reasonably be required by Agent, (e) an endorsement to the mortgagee title policy showing no exceptions for mechanic's and materialman's liens and otherwise in form and substance reasonably satisfactory to Agent, and (f) such other instruments, documents and/or materials which may be reasonably requested by the Agent to evidence the completion of such New Improvements, the payment of the costs thereof, and the satisfaction of the conditions to a Construction Advance pursuant to the Transaction Agreement. The delivery of any such materials or documents to Agent shall constitute a representation by Lessee to Lessor and Agent that such materials are correct and complete in all material respects.

          1.8 Provided that all conditions have been timely satisfied by Lessee, Agent will proceed to obtain the funding of the Construction Advance by the Purchasers as provided in the Transaction Agreement.

     Section 2. Funding of Construction Advance. Immediately upon receipt of any funding of an Advance in respect of the New Improvements under the Transaction Agreement, Lessor shall pay to Lessee, as a Construction Advance for the New Improvements, the amount of such funding in consideration of the performance by Lessee of its obligations hereunder. In connection with such funding Lessee and Lessor shall execute such instruments or documents (including, without limitation, a Construction Supplement) and do such things as may be required to fulfill the provisions of the Lease relating to the construction of the New Improvements and the provisions of the Transaction Agreement relating to the funding of a Construction Advance thereunder.

     Section 3.  Construction Failure.

          3.1 If the New Improvements on any Parcel are not completed and/or the requirements hereof necessary to permit Lessee to obtain a Construction Advance under the Transaction Agreement in respect of such New Improvements are not satisfied prior to the Required Completion Date for that Parcel
(a "Construction Failure"), then Lessee shall, at its option, either (i) make an Offer to Purchase the Parcel with respect to which such Construction Failure has occurred pursuant to Section 14 of the Lease, or (ii) elect to terminate this Lease as to the Parcel with respect to which the Construction Failure has occurred. If Lessee fails to elect option (ii) within fifteen (15) days after the Construction Failure occurs then Lessee shall irrevocably be deemed to have
elected option (i).   In either event neither Agent, the Instrument Holders,
nor Lessor shall have any further obligation (other than with respect to the effect upon the computation of the Construction Failure Payment payable under
Section 3.1.2 below, if applicable) to Lessee for the cost of constructing the New Improvements.

          3.1.1 If Lessee elects (or is deemed to have elected) to purchase the Parcel with respect to which the Construction Failure has occurred pursuant to option (i) above then the Offer Purchase Price for such Parcel as provided in Section 15 of the Lease (which Offer Purchase Price will include the Acquisition Price for the Parcel in question, as such Acquisition Price shall theretofore have been increased as a result of any construction allowance attributable to such Parcel that may theretofore have been advanced) and the closing of Lessee's purchase of such Parcel from Lessor shall otherwise be in accordance with Section 15 of the Lease.

          3.1.2 If Lessee elects to terminate this Lease as to an affected Parcel pursuant to option (ii) above as a result of a Construction Failure then Lessee shall, on the date that is (15) days after Construction Failure occurs, pay to Lessor a special termination payment (the "Construction Failure Payment") in an amount (not to exceed the Acquisition Price for the Parcel in question) determined by the application of the following formula:

          3.1.2.1 First, determine the sum of (A) the Acquisition Price for the Parcel in question plus (B) the aggregate amount of costs and expenses incurred and paid for by Lessee in connection with the construction of the New Improvements on the Parcel in question, as substantiated to Agent's reasonable satisfaction, that have not been reimbursed to Lessee through a Construction Advance ("Unadvanced Costs").

          3.1.2.2 Second, multiply the sum obtained in 3.1.2.1 above by eighty-nine percent (89%).

          3.1.2.3 Finally, subtract the amount of Unadvanced Costs from the product obtained in 3.1.2.2 above.

          The Construction Failure Payment shall be treated and disposed of by Lessor in the same manner as a Contingent Rent Payment (notwithstanding that the Construction Failure Payment is computed as a different percentage of the Acquisition Price than is used to compute the regular Contingent Rent Payment hereunder) for all purposes of this Lease and the other Transaction Documents.

          3.2 If Lessee elects to terminate the Lease as to a Parcel with respect to which a Construction Failure has occurred and has paid the Construction Failure Payment in respect thereof, then Lessee, as agent for Lessor but at Lessee's sole cost and expense, shall use its best efforts to sell the Parcel in question to a third party at the maximum available market price not later than the date that is thirty (30) days after the effective date of such termination. Lessor shall join in any sale at or above the Special Minimum Price (defined below) and Agent's approval of such sale will not be required; however, Lessee may not sell the Parcel in question without the consent of Agent, which consent may be withheld at Agent's sole and absolute discretion, if the purchase price is less than that price that will produce net sale proceeds of the Parcel received by Lessor upon any such sale (after applicable closing and transaction costs) sufficient, together with the Construction Failure Payment itself, to permit the Lessor (or Agent on behalf of Lessor) to pay to the applicable Instrument Holders the amount that such Instrument Holders would have received if, in lieu of terminating the Lease and making the Construction Failure Payment, the Lessee had purchased the Parcel(s) in question and paid the Offer Purchase Price therefor, taking into account the additional interest or certificate yield, as applicable, accrued on the Instruments in question with respect to the amount that would have been paid on sale of the Property to Lessee at the Offer Purchase Price but which remained unpaid on the date of such partial termination of the Lease as a result of the Construction Failure Payment being less than the Acquisition
Price of the Parcel(s) in question (a sale price that will produce net sale proceeds, after all transaction costs, in such amount being referred to as the "Special Minimum Price"). To the extent the net sale proceeds exceed the Special Minimum Price Lessor shall refund all such excess to Lessee. If
Lessee has failed to cause the Parcel to be sold within such period, Lessee's rights under this subsection 3.2 shall cease and Lessor shall thereafter have the sole and exclusive right to sell or dispose of the Parcel in question solely for the account of the Instrument Holders. Lessor shall reasonably cooperate in any sale of the Parcel in question by Lessee (after approval of the sale by Agent, where required), but at Lessee's sole cost and expense, such cooperation to include execution of contracts of sale, closing documents, and related materials; provided that Lessor shall not be required to incur any liability beyond its interest in the Parcel in question in connection therewith.

  Section 4. Representations and Warranties of Lessee. Lessee represents and warrants to Lessor with respect to each Parcel and the New Improvements thereon, as of the date of funding of the Construction Advance as follows:

          4.1 No violation of any Laws exists with respect to the Parcel and New Improvements. The intended use and operation of the Parcel and New Improvements complies with all Legal Requirements, including, without limitation, building codes, zoning, and private covenants.

          4.2 All streets, easements, utilities and related services necessary for the construction of the New Improvements and the operation and use thereof for its intended purposes are available, dedicated, and fully operational to the boundaries of the Parcel, including, without limitation, reciprocal use easements, potable water, electric, gas and telephone facilities, garbage removal, and sewer services.

          4.3 The Plans are adequate for construction of the New Improvements, comply with all applicable Laws, building codes, covenants, conditions, or restrictions applicable to the Parcel and New Improvements, and were prepared in accordance with good commercial construction practices, and the New Improvements have been constructed in substantial accordance with the Plans.

          4.4 Lessee has obtained or caused to be obtained all requisite building permits, licenses and approvals required by any governmental authority with respect to construction of the New Improvements.

          To the extent any of the foregoing representations is inaccurate in any respect with regard to a specific Parcel at the time a Construction Advance is requested for such Parcel, Lessee shall set forth the accurate representation in writing, together with the status of such matters and the protections to be afforded to Lessor, Agent and the Instrument Holders and, so long as the effect of the facts as they exist, giving effect to such protections as are provided to address such matters, do not reduce the value of the Parcel and New Improvements relative to the value set out in the appraisal received by Agent, and Agent is otherwise satisfied that neither Lessor, Agent, nor any Instrument Holder is materially adversely affected by the existing facts and conditions, such variance shall not delay, condition or serve as the basis for a refusal of the Construction Advance requested by Lessee.

     Section 5.  Nature of Relationship.     Nothing contained herein shall
     create the relationship of partnership or of joint venture or of any association between Lessor and Lessee.

                                EXHIBIT "D"

                      Form of Construction Supplement


                  CONSTRUCTION SUPPLEMENT TO MASTER LEASE

          (_____________________, ___________) [Project Location]


     This Construction Supplement ("Supplement") is hereby added, as of the _____ day of _________, _____, to that certain Master Lease (as heretofore amended or supplemented, the "Lease"), dated as of ________________, 1995 by and between State Street Bank and Trust Company, a Massachusetts trust company, in its capacity as Trustee under that certain Declaration of Trust dated of even date with the Lease (in such capacity, and not individually, "Lessor"), and among other Lessees therein named, ________________________, a ________________ corporation ("Lessee"). Upon execution hereof by Lessor and Lessee, and approval hereof by CITICORP LEASING, INC., a Delaware corporation (as administrative agent for the Purchasers [as defined in the Lease]) ("Agent"), this Supplement shall be included in and shall be a part of the Lease for all purposes. Terms used but not otherwise defined herein shall have the meanings given to such terms in the Lease.

     The parties hereto, intending to be legally bound hereby, acknowledge and agree to the following:

     Lessee is one of the parties to the Lease as a "Lessee" thereunder. [IF LESSEE IS AN "ADDITIONAL LESSEE" REFERENCE SUPPLEMENT PURSUANT TO WHICH SUCH ADDITIONAL LESSEE BECAME A PARTY TO THE LEASE.]

     The parcel of land (the "Parcel") more fully described on Exhibit "A" attached hereto was added to the Lease by Supplement dated ______________, and constitutes a part of the "Property" for all purposes of the Lease. Lessee has elected to construct "New Improvements" (as defined in the Lease) on the Parcel pursuant to Section 1(d) of the Lease and the Construction Addendum attached thereto.

     Lessee hereby represents and warrants to Lessor, Agent, and each Purchaser and Instrument Holder that the construction of the New Improvements on the Parcel has been completed in accordance with the terms and conditions of the Construction Addendum. Based on such representation and warranty, Lessor and Lessee desire to increase the Acquisition Price for the Parcel by the amount of $__________, which amount is being simultaneously herewith advanced to Lessee by Lessor as a Construction Advance in respect of the New Improvements.

     Effective as of the date hereof, the Schedule of Acquisition Prices attached as Schedule A-1 of the Lease is hereby replaced by the Revised Schedule A-1 attached hereto, and all references to the "Acquisition Price" of all or any Parcel(s) for any purpose shall be deemed to refer to the Acquisition Price(s) referred to on such Revised Schedule A-1. [ATTACH REVISED SCHEDULE A-1]

     The Contingent Rent Payment is hereby increased by $____________ [insert amount equal to 84% of the Construction Advance], resulting in a Contingent Rent Payment in the amount of $_____________.

     Lessee hereby confirms, as of the date hereof, that all representations and warranties made in the Lease with respect to the Property heretofore covered by the Lease remain true and correct in all material respects, that all representations and warranties included in the Lease with respect to the "Property" are, as of the date hereof, true and correct as to the Parcel and the New Improvements; and that no Event of Default and, to the best of Lessee's knowledge, no event which with notice and/or the passage of time might ripen into an Event of Default, exists under the Lease.

     Lessee hereby acknowledges and confirms that as of the date hereof, Lessee has no defenses to the payment or performance of the Lessee's obligations under the Lease and that, to the best of Lessee's knowledge, no claims, counterclaims, affirmative defenses, or other such rights exist against Lessor, Agent or any Purchaser or Instrument Holder under the Lease.

     It is expressly acknowledged and agreed that Agent and the Purchasers and Instrument Holders are intended to be beneficiaries of this Supplement to the same extent as Agent and the Purchasers and Instrument Holders are beneficiaries of the Lease and the Environmental Indemnity.

     Lease Guarantor joins in the execution hereof for the purpose of acknowledging the Construction Advance being made and the adjustments to the Net Rent and Contingent Rent Payment to be affected thereby. Lease Guarantor confirms that the Lease Guarantee dated as of even date with the Lease, executed by Lease Guarantor remains in full force and effect and continues to apply to the Lease, as supplemented hereby.

     EXECUTED as of the date first written above.

                      [SEE ATTACHED SIGNATURE PAGES]
            SIGNATURE PAGE ATTACHED TO CONSTRUCTION SUPPLEMENT



                        LESSOR:

                        STATE STREET BANK AND TRUST COMPANY,
                        a Massachusetts trust company, not in its individual capacity but solely as Trustee under the Declaration of Trust



                        By:
                        Name:
                        Title:





            SIGNATURE PAGE ATTACHED TO CONSTRUCTION SUPPLEMENT


                              "LESSEE":

[ONLY SPECIFIC LESSEE LEASING PARCEL NEED SIGN]

                              __________________________________,
                              a _____________________corporation


                              By:
                              Name:
                              Title:

     The undersigned, in its capacity as Lessee Parent, Lease Guarantor, and party to the Environmental Indemnity Agreement joins in this Supplement for the purposes therein stated.

                              LESSEE PARENT AND LEASE GUARANTOR:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By:
                              Name:
                              Title:
             SIGNATURE PAGE ATTACHED TO CONSTRUCTION SUPPLEMENT



     Approved and Accepted as of the date first above written.

                              AGENT:

                              CITICORP LEASING, INC.,
                              a Delaware corporation
                              (as administrative agent for itself
                              and the Purchasers)


                              By:
                              Name:
                              Title:


                                 EXHIBIT "E"

                               Form of SNDA


                                 EXHIBIT "F"

                 Form of Supplement for Additional Lessee

                   SUPPLEMENT NO. _____ TO MASTER LEASE

     This Supplement ("Supplement") is hereby added, as of the _____ day of _________, _____, to that certain Master Lease (as heretofore amended and supplemented, the "Lease"), dated as of _____________, 1995, by and between State Street Bank and Trust Company, a Massachusetts trust company, as Trustee under that certain Declaration of Trust of even date with the Lease (in such capacity, and not individually, "Lessor"), and THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation, THE PEP BOYS MANNY, MOE & JACK OF CALIFORNIA, a California corporation, and PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC., a Delaware corporation ("Lessee"). Upon execution hereof by Lessor, Lessee Parent, and Additional Lessee, and approval hereof by CITICORP LEASING, INC., a Delaware corporation (as administrative agent for the "Purchasers"
[as defined in the Lease]) ("Agent"), this Supplement shall be included in and shall be a part of the Lease for all purposes. Terms used but not otherwise defined herein shall have the meanings given to such terms in the Lease.

     The parties hereto, intending to be legally bound hereby, acknowledge and agree to the following:

     ___________________________, a _________ corporation ("Additional Lessee")
and Lessee Parent desire for the Additional Lessee to become a party to the Lease as a Lessee as provided for in Section 31 of the Lease.

     To induce approval of the acceptance of Additional Lessee as a party to the Lease Lessee Parent and Additional Lessee hereby represent and warrant to Agent and Lessor that, as of the date hereof:

          a.   Additional Lessee is a wholly-owned Subsidiary of Lessee Parent.

          b. All representations and warranties made in the Lease with respect to the "Lessee" are true and correct in all material respects as to the Additional Lessee as of the date hereof.

          c. Giving effect to the approval of Additional Lessee as a party to the Lease, all representations and warranties made in the Lease and in the Lease Guarantee as to Lessee Parent remain true and correct in all material respects.

     Lease Guarantor, as "Indemnitor" under that certain Environmental Indemnity Agreement (the "Environmental Indemnity") of even date with the Lease, executed by Lease Guarantor for the benefit of Lessor, Agent and the Instrument Holders, hereby acknowledges that said Environmental Indemnity and each and every representation, warranty, covenant, obligation, indemnity, or other term thereof applies to, and applies with respect to, the Additional Lessee and any Parcel and the Improvements that may ever be leased by the Additional Lessee pursuant to the Lease.

     Further, Lease Guarantor, as "Guarantor" under that certain Lease Guarantee (the "Lease Guarantee") of even date with the Lease, executed by Lease Guarantor and Lessor, hereby acknowledges that said Lease Guarantee and each and every representation, warranty, covenant, obligation, indemnity, or other term thereof applies to, and with respect to, the Additional Lessee and any Parcel(s) and the Improvements that may ever be leased by the Additional
Lessee pursuant to the Lease and that from and after the date hereof the Additional Lessee shall be covered by the Lease Guarantee as if the Additional Lessee had been an original Lessee, and that the Lease Guarantee remains in full force and effect.

     Additional Lessee hereby assumes, jointly and severally, all obligations of the Lessee under the Lease, whether arising prior to, or subsequent to, the date of this Supplement.

     It is expressly acknowledged and agreed that Agent and the Purchasers and Instrument Holders are intended to be beneficiaries of this Supplement to the same extent as Agent and the Purchasers and Instrument Holders are beneficiaries of the Lease and the Environmental Indemnity.

     EXECUTED as of the date first written above.







                      [SEE ATTACHED SIGNATURE PAGES]
       SIGNATURE PAGE ATTACHED TO SUPPLEMENT TO MASTER LEASE



                       LESSOR:


                       STATE STREET BANK AND TRUST COMPANY,
                       a Massachusetts trust company, not in its individual capacity but solely as Trustee under the Declaration of Trust



                       By:
                       Name:
                       Title:





            SIGNATURE PAGE ATTACHED TO SUPPLEMENT TO MASTER LEASE


                              "ADDITIONAL LESSEE":

                              __________________________________,
                              a _____________________corporation


                              By:
                              Name:
                              Title:


     The undersigned, in its capacity as Lessee Parent, Lease Guarantor, and party to the Environmental Indemnity Agreement joins in this Supplement for the purposes therein stated.

                              LESSEE PARENT AND LEASE GUARANTOR:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By:
                              Name:
                              Title:

            SIGNATURE PAGE ATTACHED TO SUPPLEMENT TO MASTER LEASE



     Approved and Accepted as of the date first above written.

                              AGENT:

                              CITICORP LEASING, INC.,
                              a Delaware corporation
                              (as administrative agent on behalf of the Purchasers)


                              By:
                              Name:
                              Title:


RECORDING REQUESTED
BY AND AFTER RECORDING
SHOULD BE RETURNED TO:
CHARLES W. MORRIS, ESQ.
BROWN MCCARROLL & OAKS HARTLINE
300 CRESCENT COURT
SUITE 1400
DALLAS, TEXAS  75201-6929

     SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT
AGREEMENT, dated as of             , 199  (this "Agreement"), by and among STATE
STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its primary business address at Two International Place, Fourth Floor, Boston, Massachusetts 02110 (Attn: Corporate Trust Department), not in its individual capacity but solely as the Trustee under a certain Declaration of Trust (the "Declaration of Trust") dated November ___, 1995, ("Lessor"), _______________, a
_____________ corporation, ("Lessee"), having its primary business address at 3111 W. Allegheny Avenue, Philadelphia, Pennsylvania 19132
(Attn: Michael Holden, Senior Vice-President-Finance, and CITICORP
LEASING, INC., a Delaware corporation having an office at 450 Mamaroneck
Avenue, Harrison, New York 10528 (Attn: EFL/CBL Credit Head), in its capacity as the administrative agent ("Agent") for the benefit of the Noteholders under that certain Transaction Agreement dated November ___, 1995 among Lessor, Agent, and [Lessee/the corporation of which Lessee is a wholly-owned subsidiary]. Citicorp Leasing, Inc. is the initial Noteholder, but the term "Noteholder" shall also include any person who may from time to time hereafter hold any Note issued pursuant to the Declaration of Trust.

                      W I T N E S S E T H:

     WHEREAS, Lessor is the owner of that certain parcel of real property described in Exhibit "A" attached hereto (the "Parcel"), together with any buildings and improvements hereafter located thereon (the "Improvements");

     WHEREAS, Lessor and Lessee (along with certain other lessees) have entered into a certain Master Lease dated November ___, 1995 (as amended and supplemented from time to time, the "Lease"), wherein Lessor has agreed to let and demise to Lessee (and certain other lessees) various properties to be added to the coverage of the Lease from time to time (collectively, the "Property"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Lease;

     WHEREAS, pursuant to Supplement No. ___ to Master Lease of even date herewith between Lessor and Lessee the Parcel and Improvements have been added to the Property covered by the Lease, and are now leased to Lessee under the Lease;

     WHEREAS, Agent, for the benefit of the Noteholders, is or will become a secured party under one or more deeds of trust, mortgages, or other security instruments as applicable to the Property (collectivly, the "Transaction Mortgage") executed by Lessor, encumbering Lessor's fee simple estate in the Property as security for certain obligations owed to the Noteholders.
The Transaction Mortgage covering the portions of the Property now subject to the Lease is intended to be recorded immediately prior to the recording of this Agreement;

     WHEREAS, the parties hereto desire to make certain provisions concerning the Lease and the Transaction Mortgage as hereinafter set forth;

     NOW, THEREFORE, in consideration of One Dollar ($1) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

     1. Agent agrees with Lessee that, so long as the Lease remains in effect and no Event of Default (as defined in the Lease) has occurred and is continuing:

          (a) Neither Lessee, nor any person claiming through or under Lessee, shall be named or joined as a party defendant in any action, suit or proceeding which may be instituted or taken by Agent for the purpose of enforcing or foreclosing the Transaction Mortgage by reason of any default or event of default under the Transaction Agreement or other Transaction Documents;

          (b) Enforcement of any provisions of the Transaction Mortgage shall not terminate the Lease or disturb Lessee in the possession and use of the Property;

          (c) Except as otherwise provided in this Agreement, Lessee's possession of the Property and Lessee's rights and privileges under the Lease, including without limitation, Lessee's rights to purchase the Property or applicable portions thereof pursuant to the terms of the Lease shall not be disturbed, diminished or interfered with by Agent; and

          (d) The leasehold estates created by and under the Lease shall not be affected in any manner by any proceeding instituted or action taken under or in connection with the Transaction Mortgage or in case Agent or any other Person takes possession of the Property pursuant to any provision of the Transaction Mortgage.

     2. Agent and Lessee agree that if at any time the interest of the Lessor is terminated and Agent succeeds to such interest (whether as a result of foreclosure of the Transaction Mortgage or otherwise), and/or if the Property or any part thereof is at any time owned by Agent or any successor thereto or any other party by reason of a judicial or non-judicial foreclosure, private trustee sale, deed in lieu of foreclosure, or otherwise in connection with an exercise of rights or remedies pursuant to the terms of the Transaction Mortgage, and so long as no Event of Default (as defined in the Lease) has occurred and is continuing, then (i) the Lease shall continue in effect and shall not terminate, (ii) Lessee shall attorn to and recognize Agent (or such other party) as the successor to the rights of Lessor, upon the then executory terms and conditions of the Lease, (iii) Agent (or such other party) shall accept such attornment and recognize Lessee as Agent's (or such other party's) lessee under the Lease, (iv) Agent (or such other party) shall assume and thereafter fulfill the obligations by the "Lessor" under the Lease, and (v) where applicable, Agent (or such other party) shall take all actions required of the "Lessor" under the Lease to transfer the Property to Lessee upon Lessee's exercise of any applicable purchase option and Lessee's payment of the Offer Purchase Price therefor. Notwithstanding any such "assumption" by Agent (or such other party), Agent (or such other party) shall have no personal liability or obligation for the performance of the obligations of Lessor, and shall further have no liability or obligation of any kind in respect of any obligations of the Lessor under the Lease arising subsequent to any sale or transfer of the Property to a third party that "assumes" the obligations of Lessor under the Lease arising after such transfer, (which "assumption" shall be subject to the same limitations as the "assumption" by the Agent (or such other party) as aforesaid). The provisions of this Paragraph shall be self-operative and no further instrument of attornment shall be required. In confirmation of such attornment, however, each party hereto shall, at the request of any other party hereto (or such other party), promptly execute and deliver an instrument, in recordable form, which confirms such attornment, non-disturbance, and recognition, provided, however, that the failure to execute any further instrument shall not detract from the effectiveness of the provisions of this Paragraph. Upon such attornment, non-disturbance, and recognition, the Lease shall continue in full force and effect as, or as if it were, a direct lease between Agent (or such other party) and Lessee upon all of the then exeutory terms, conditions and other covenants thereof. In such event, Lessee agrees that Agent (or such other party) shall not be (a) liable for any act or omission of the prior lessor (other than acts or omissions taken at the direction of Agent);
(b) subject to any offsets, claims, defenses or counterclaims which Lessee might have against the prior lessor (except such as are based on the prior lessor's acts or omissions taken at the direction of Agent); (c) bound by any advance rent paid by Lessee not paid by Lessee in accordance with the terms of the Lease; or (d) bound by any amendment or modification of the Lease made without Agent's consent.

     3. Lessee hereby certifies to Agent and the Noteholders that, as of the date hereof:

          i) The Lease is in full force and effect and has not been amended or modified;

          ii) Neither Lessee nor, to the best of Lessee's knowledge, the Lessor is in default in observing or performing the terms, covenants, provisions or conditions on their respective parts to be observed or performed under the Lease and, to the best of Lessee's knowledge, no condition exists, and no event has occurred, which, with or without the passage of time or the giving of notice or both, would constitute such a default; and

          iii) All rent currently due and owing by Lessee to Lessor under the Lease has been paid in full.

It is acknowledged that the provisions of this Paragraph are to be relied upon by Agent and the Noteholders in inducing the Noteholders to make, or to commit to make, certain Advances under the Transaction Agreement. Lessee agrees that from time to time at the request of Agent, it will execute, acknowledge and deliver to Agent a statement confirming that the certifications made by it above remain true and correct as of such time (or if not true, specifying the respects in which such certifications have become untrue).

     4. Lessee hereby consents to the Transaction Mortgage and to any consolidations, renewals, modifications, replacements, refinancings, substitutions and extensions thereof, but only to the extent expressly permitted under the Transaction Documents.

     5. Subject to the terms of Paragraphs 1 and 2 of this Agreement, the Lease and any other interest of Lessee in the Property which Lessee may now hold or hereafter acquire or be deemed to hold are hereby made, and shall at all times continue to be, subject and subordinate in each and every respect to the provisions of the Transaction Mortgage and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Transaction Mortgage unless and until the Transaction Mortgage has been released in whole or in applicable part with respect to the Property or the portion thereof in question.

     6. Agent shall endeavor to give Lessee notice (in accordance with the notice provisions of the Lease) prior to any foreclosure of the Transaction Mortgage, acceptance by Agent of a deed in lieu of foreclosure, or other similar event but any failure by Agent to give such prior notice to Lessee shall not affect the validity or effectiveness of any such action taken by Agent.

     7. This Agreement shall survive any termination of the Lease, whether by operation of law or otherwise.

     8. This Agreement (and any substantially similar agreements executed from time to time with respect to the Lease and other portions of the Property) and the Lease collectively contain the entire agreement between the parties regarding (i) the non-disturbance of Lessee's possession of the Property under the Lease, (ii) attornment and recognition between Lessee and Agent, and
(iii) subordination of the Lease to the Transaction Mortgage.

     9. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     10. No waiver or modification by any party of any provision or covenant of this Agreement shall be deemed to have been made unless such waiver is expressed in writing and signed by the party against whom such waiver or modification is charged.

     11. This Agreement shall inure to the benefit of Lessor, Lessee, Agent, and the Noteholders and be binding upon Lessor, Lessee, Agent, and the Noteholders, and in each case their respective successors and assigns.

     12.  THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF                 , WITHOUT
REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

     13. Any notice, demand, consent, approval, direction, request, agreement or other communication required or permitted hereunder shall be given in the manner specified in the Lease.

     14. If additional parcels or improvements are added to the Property, upon request of any of the parties hereto the parties hereto shall execute and record such supplements to this Agreement or other documents as may reasonably be required to assure that the rights granted herein and the obligations of the parties hereto are applicable to the additional parcels and improvements in question; provided, however, that the execution and/or recordation of any such supplement shall not be necessary for the effectiveness of this Agreement as to the additional parcels and improvements.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have duly executed and delivered this Agreement on the attached Signature Pages as of the date first above written.

                 [SEE ATTACHED SIGNATURE PAGES]
                     SIGNATURE PAGE FOR LESSOR
                               ON
    SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT


                             "LESSOR":

                             STATE STREET BANK AND TRUST
                             COMPANY,
                             a Massachusetts trust company
                             (acting in its capacity as Trustee under the Declaration of Trust and not in its individual capacity)


                              By:
                              Name:
                              Title:

[ADD WITNESS SIGNATURES, ATTESTATION, SEALS, OR OTHER NECESSARY
FORMALITIES AND REVISE ACKNOWLEDGMENT FORMS AS REQUIRED UNDER
APPLICABLE STATE LAW]


STATE OF
                      SS.
COUNTY OF


     This instrument was acknowledged before me on this ____ day of   , 199   by
                 ,              of STATE STREET BANK AND TRUST COMPANY, a
Massachusetts trust company in its capacity as Trustee as aforesaid.



My commission expires:                Notary Public in and for
_____________________


                                   Printed Name of Notary Public


                                           [Notarial Seal]
                   SIGNATURE PAGE FOR LESSEE
                           ATTACHED TO
    SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT


                                   "LESSEE":

                                   __________________________________
                                   ________, a ____________corporation


                                   By:
                                   Name:
                                   Title:

[ADD WITNESS SIGNATURES, ATTESTATION, SEALS, OR OTHER NECESSARY
FORMALITIES AND REVISE ACKNOWLEDGMENT FORMS AS REQUIRED UNDER
APPLICABLE STATE LAW]


STATE OF
                      SS.
COUNTY OF


     This instrument was acknowledged before me on this ____ day of , 199  by
      ,              of ______________________________, a ___________________
corporation on behalf of said corporation.




My commission expires:                Notary Public in and for
_____________________


                                   Printed Name of Notary Public


                                           [Notarial Seal]
                    SIGNATURE PAGE FOR AGENT
                           ATTACHED TO
    SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT


                                   "AGENT":

                                   CITICORP LEASING, INC.,
                                   a Delaware corporation
                                   (in its capacity as administrative agent for itself and the other Noteholders)


                                   By:
                                   Name:
                                   Title:

[ADD WITNESS SIGNATURES, ATTESTATION, SEALS, OR OTHER NECESSARY
FORMALITIES AND REVISE ACKNOWLEDGMENT FORMS AS REQUIRED UNDER
APPLICABLE STATE LAW]


STATE OF NEW YORK
                          SS.
COUNTY OF WESTCHESTER


     This instrument was acknowledged before me on this ____ day of  , 199  , by
the                   of Citicorp Leasing, Inc., a Delaware corporation,
on behalf of said corporation, in the foregoing capacity.




My commission expires:                Notary Public in and for
_____________________                   the State of New York


                                   Printed Name of Notary Public


                                        [Notarial Seal]


                              LEASE GUARANTEE


     THIS LEASE GUARANTEE ("Guarantee") made and entered into as of this 13th day of November, 1995, by and among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Guarantor"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, in its individual capacity as its interest may appear in the Transaction Documents, but otherwise not in its individual capacity but solely in its capacity as Trustee under that certain Declaration of Trust dated of even date herewith ("Lessor"), and CITICORP LEASING, INC., as administrative agent for itself and other Purchasers and Instrument Holders, as defined in the Lease ("Agent");


                           W I T N E S S E T H:


     A. Lessor has contemporaneously herewith entered into a certain Master Lease (the "Lease") with Guarantor, The Pep Boys Manny, Moe & Jack of California, a California corporation, and Pep Boys - Manny, Moe & Jack of Delaware, Inc., a Delaware corporation (collectively, the "Lessee"), which Lease is intended to cover certain real property to be added thereto from time to time as provided for therein. As used in this Guarantee "Lessee" means, collectively, the above-named parties that constitute the "Lessee" on the date hereof as well as any Additional Lessees (as defined in the Lease) that may hereafter become a party to the Lease.

     B. The property to be covered by the Lease will be acquired by Lessor with the proceeds of advances under certain A-Notes, B-Notes and Certificates (herein referred to as the "Instruments") issued by Lessor to Purchasers pursuant to the terms of a certain Transaction Agreement (herein so called) of even date herewith by and among Lessor, Guarantor, and Agent, on behalf of itself and such other financial institutions as may, from time to time, become Purchasers or Instrument Holders thereunder.

     C. In consideration of the execution and delivery of the Lease by Lessor to Lessee, and in recognition that the favorable terms accruing to Lessee through the rental terms of the Lease, all of which are contingent upon the delivery of this Guarantee by Guarantor; and in recognition that Guarantor will receive direct and material benefits from the delivery of the Lease and the Transaction Agreement and the consummation of the transactions contemplated thereby, Guarantor desires to deliver this Guarantee to Lessor.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, Lessor and Guarantor hereby agree as follows:

     1. Guarantee. For value received, and in consideration of Lessor entering into the Lease with Lessee and in further consideration of the agreement of the Purchasers to make Advances from time to time under the Transaction Agreement, Guarantor hereby unconditionally guarantees the full payment and performance when due, whether at the stated due date, by acceleration or otherwise, of any and all rent, monetary or non-monetary obligations and other amounts of every kind, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or owing to Lessor by Lessee pursuant to the Lease, including, but without limitation, the payment of Net Rent, Contingent Rent Payments (including Construction Failure Payments), Offer Purchase Price, other Additional Rent and including any attorneys fees, court costs or other enforcement costs of any kind or nature, including those incurred during pre-trial, trial or appellate levels (all such monetary and non-monetary obligations being hereinafter collectively called the "Obligations"). Guarantor hereby agrees that upon any default by Lessee in the payment or performance of any of the Obligations when and as due, Guarantor will forthwith pay and/or perform the same immediately upon demand and without further notice.

          Guarantor acknowledges that at such time(s) as Parcels and/or Improvements are added to the Lease each and every payment and performance obligation (including increased rent) of Lessee under the Lease is automatically guaranteed hereunder without the need of any confirmation and without any notice to Guarantor. Upon request by Lessor or Agent, Guarantor agrees to confirm by supplement this Guarantee with respect to addition of Parcels and/or advances in respect of New Improvements. Such a supplement would be executed by the Guarantor and would contain a reaffirmation of representations and warranties contained herein. A supplement, however, is not required for this Guarantee to cover the obligations of Lessee in respect of Parcels and Improvements when added to the Lease.

     2. Gurantee Continuing, Absolute, Unlimited. This Guarantee is a continuing, absolute and unlimited guarantee of payment and performance as primary obligor and not as surety. This Guarantee shall apply to all Obligations pursuant to the Lease without limitation as to either amount or period of time. The Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. Lessor shall not be required to proceed first against Lessee or any other person, firm or corporation or against any property securing any of the Obligations before resorting to Guarantor for payment. This Guarantee shall be construed as a guarantee of payment and performance without regard to the validity, regularity, or enforceability of any of the Obligations as to Lessee or the rejection of the Lease in bankruptcy, and notwithstanding any claim, defense (other than irrevocable payment by Guarantor or another Lessee) or right of set-off which Lessee or Guarantor may have against Lessor, including any such claim, defense or right of set-off based on any present or future law or order of any government (de jure or de facto), or of any agency thereof or court of law purporting to reduce, amend or otherwise affect any obligations of Lessee, or any other obligor, or to vary any terms of payments, and without regard to any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment to Lessor of the Obligations or any part thereof is rescinded or must otherwise be returned by Lessor upon the insolvency, bankruptcy or reorganization of Lessee, or otherwise, as though such payment to Lessor had not been made.

     3. Definitions. Unless otherwise indicated, capitalized terms used herein and not defined below shall have the respective meanings given to them in the Lease. In addition to the definitions provided in the Lease, the following words and terms shall have the meanings indicated below:

          (a) "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Lease, the amount of such obligations shall be the capitalized amount thereof, determined in according with GAAP (including such Statement No. 13).

          (b) "Change of Control" means, as to Guarantor, any event or circumstance that results in a majority of the individuals comprising the board of directors of the Guarantor as of any date to consist of individuals that were not members of the board of directors of the Guarantor twelve (12) months previous to such date (other than by reason of death).

          (c) "Consolidated Subsidiary" shall mean, as to any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

          (d) "GAAP" shall mean generally accepted accounting principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (b) consistently applied with past financial statements of any Person adopting the same principles.

          (e) "Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock of any corporation, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank to open a letter of credit for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

          (f) "Indebtedness" shall mean, as to any Person: (i) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities); (ii) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or respective services rendered;
     (iii) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (iv) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other institutions for the account of such Person; (v) Capital Lease Obligations of such Person; and (vi) Indebtedness of others Guaranteed by such Person.

          (g) "Interest Expense" shall mean, for any period, the sum of the following: (i) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) plus (ii) the net amounts payable (or minus the net amounts receivable) under interest rate protection agreements accrued during such period (whether or not actually paid or received during such period). Payments of Net Rent or other payments under the Lease will not be treated as Interest Expense for purposes hereof.

          (h) "Leverage Ratio" shall mean, at any time, the ratio of Total Liabilities to Tangible Net Worth of Guarantor and its Consolidated Subsidiaries at such time.

          (i) "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Lease, Guarantor or any of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          (j) "Net Earnings" shall mean, for any period, the net earnings of Guarantor and its Consolidated Subsidiaries determined in accordance with GAAP for such period; provided that, if for any fiscal quarterly period such net earnings shall be negative (i.e.,a loss), "Net Earnings" for such period shall be deemed to be zero.

          (k) "Net Operating Profit" shall mean, for any period, for Guarantor and its Consolidated Subsidiaries (i) net sales minus (ii) total costs and expenses (excluding costs of income taxes and Interest Expense), in each case determined in accordance with GAAP for such period.

          (l) "NOP/Interest Charges Ratio" shall mean, as at any date of determination thereof, the ratio of (i) Net Operating Profit for the period of four consecutive fiscal quarters of Guarantor ending on or most ended prior to such date of determination to (ii) Interest Expense for such period.

          (m) "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

          (n) "Subsidiary" shall mean, as to any Person, any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

          (o) "Tangible Net Worth" shall mean, as at any date of determination thereof, the sum of the following for any Person and its Consolidated Subsidiaries determined (without duplication) in accordance with GAAP:

               (i)  the amount of capital stock, plus

               (ii) the amount of surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, minus the amount of such deficit), minus

               (iii) the sum of the following: cost of treasury shares and the book value of all assets of such Person and its Consolidated Subsidiaries which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including goodwill, research and development costs, trademarks, trade names, copyrights, patents and franchises, all reserves and any write-up in the book value of assets resulting from a revaluation thereof subsequent to January 28, 1989.

          (p) "Total Liabilities" shall mean, as at any date of determination thereof, the sum, for Guarantor and its Consolidated Subsidiaries determined (without duplication) in accordance with GAAP, of all Indebtedness of Guarantor and its Consolidated Subsidiaries (including subordinated Indebtedness) and all other liabilities of Guarantor and its Subsidiaries which should be classified as liabilities on a balance sheet of Guarantor and its Consolidated Subsidiaries prepared in accordance with GAAP and in any event including all reserves (other than general contingency reserves) and all deferred taxes and other deferred items.

     4. Guarantee Not Affected by Change in Security or Other Actions. Lessor may, from time to time, without the consent of or notice to Guarantor, take any or all of the following actions without impairing or affecting Guarantor's obligations under this Guarantee or releasing or exonerating Guarantor from any of its liabilities hereunder:

          (a) retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder;

          (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the Guarantor, with respect to any of the Obligations;

          (c) extend the time or change the manner, place or terms of payment of, or renew or amend the Lease, or other instrument executed in connection with or evidencing the Obligations or any part thereof, or amend in any manner any agreement relating thereto;

          (d) release or compromise, in whole or in part, or accept full or partial payment for, any of the Obligations hereby guaranteed, or any liability of any nature of any other party or parties with respect to the Obligations or any security therefor;

          (e) subordinate the payment of all or any part of the Obligations to the payment of any liability of Lessee to creditors of Lessee other than Lessor or Guarantor;

          (f) enforce Lessor's security interest, if any, in all or any properties securing any of the Obligations or any obligations hereunder in order to obtain full or partial payment of the Obligations then outstanding;

          (g) release or fail to perfect, protect, or enforce Lessor's security interest, if any, in all or any properties securing any of the Obligations or any obligation hereunder, or permit any substitution or exchange for any such property; and

          (h) take or fail to take any other action of whatever kind or character with respect to the Obligations, the Lease or any other document or instrument, it being the intention of Guarantor that it shall remain liable as primary obligor for the Obligations notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of any guarantor.

     5.   Waivers.  Guarantor hereby expressly waives:

          (a)  notice of acceptance of this Guarantee;

          (b) notice of the existence or incurrence of any or all of the Obligations;

          (c) presentment, demand, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest, and all other notices whatsoever except as expressly provided herein;

          (d) any requirement that proceedings first be instituted by Lessor against Lessee;

          (e) all diligence in collection or protection of or realization upon the Obligations or any part thereof, or any obligation hereunder, or any collateral for any of the foregoing;

          (f) any rights or defenses based on Lessor's election of remedies, including any defense to Lessor's action to recover any deficiency after a non-judicial sale;

          (g) the occurrence of every other condition precedent to which Guarantor might otherwise be entitled; and

          (h)  any right to require Lessor to marshall assets.

     6. Representations and Warranties of Guarantor. Guarantor represents and warrants to Lessor that:

          (a) Guarantor (i) is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Pennsylvania,
     (ii) has full corporate power and authority to own and operate its properties and to conduct its business as presently conducted, and full corporate power, authority and legal right to execute, deliver and perform its obligations under this Guarantee, (iii) is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification, and (iv) all of the issued and outstanding voting stock of Subsidiaries that are Lessees or are approved "Additional Lessees" under the Lease is owned, directly or indirectly, by Guarantor.

          (b) This Guarantee has been duly authorized, executed and delivered by Guarantor and is a legal, valid and binding obligation of Guarantor, enforceable according to its terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other Laws or principles of equity affecting the enforcement of creditors' rights generally).

          (c) The execution, delivery and performance by Guarantor of this Guarantee will not result in any violation of any term of the articles of incorporation or the by-laws of Guarantor, does not require stockholder approval or the approval or consent of any trustee or holders of debt of Guarantor except such as have been obtained prior to the date hereof, and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon, any property or assets of Guarantor under, any indenture, mortgage or other agreement or instrument to which Guarantor is a party or by which it or any of its property is bound, or any existing applicable law, rule, regulation, license, judgment, order or decree of any government, governmental body or court having jurisdiction over Guarantor or any of its activities or properties, including, without limitation, any rule or order of any public utility commission or other governmental body.

          (d) There are no consents, licenses, orders, authorizations or approvals of, or notices to or registrations with any governmental or public body or authority which are required in connection with the valid execution, delivery and performance of, this Guarantee by Guarantor that have not been obtained or made, and any such consents, licenses, orders, authorizations, approvals, notices and registrations that have been obtained or made are in full force and effect.

          (e) Except as disclosed in writing to Agent by Guarantor concurrently herewith or publicly disclosed in Guarantor's 10-Q and/or 10-K filings with the Securities and Exchange Commission, (i) there is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Guarantor after due inquiry, threatened against or affecting Guarantor or any property or rights of Guarantor as to which there is a significant possibility of an adverse determination, and which if adversely determined, may have a material adverse effect on the financial condition or business of Guarantor or which, if adversely determined could materially impair the ability of Guarantor to perform its obligations under this Guarantee, and (ii) there is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Guarantor after due inquiry, threatened which questions or would question the validity of this Guarantee.

          (f) Guarantor is not in default under or with respect to any agreement or other instrument to which it is party or by which it or its assets may be bound which would have a material adverse effect on the financial condition of Guarantor or the ability of Guarantor to perform its obligations under this Guarantee. Guarantor is not subject to or in default under any order, award or decree of any court, arbitrator, or other governmental authority binding upon or affecting it or by which any of its assets may be bound or affected which would have a material adverse effect on the ability of Lessee to carry on its business as presently conducted or to perform its obligations under this Guarantee.

          (g) Guarantor has filed or caused to be filed all tax returns which to the knowledge of Guarantor are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it, except for (i) returns which have been appropriately extended and (ii) taxes, fees, assessments or other charges, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Guarantor.

          (h) Guarantor and each of its Subsidiaries are in compliance in all material respects with the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code of 1986, as amended
    (the "Code"), and the rules and regulations thereunder insofar as ERISA, the Code and such rules and regulations relate to any employee benefit plan as defined in Section 3(3) of ERISA. No employee pension benefit plan (as defined in Section 3[2] of ERISA) maintained by Guarantor or any of its Subsidiaries for its employees and covered by ERISA (a "Plan") had an "accumulated funding deficiency", within the meaning of said term under
     Section 302 of ERISA, as of the last day of the most recent fiscal year of such Plan, and neither Guarantor nor any of its Subsidiaries has incurred with respect to any Plan any liability to the Pension Benefit Guaranty Corporation ("PBGC") which is material to the consolidated financial condition of Guarantor or any of its Subsidiaries. For the purpose of this subsection (viii), the term "Subsidiary" shall include a Controlled Group of Corporations as that term is defined in Section
     1563 of the Code or Section 4.001 of ERISA.

          (i) The financial statements of Guarantor furnished to Lessor and Agent on or before the date hereof have been prepared in accordance with GAAP and fairly present the financial condition of Guarantor as of the date thereof. Since the date of such financial statements there has been no material adverse change in the financial condition or business of Guarantor which would impair the ability of Guarantor to perform its obligations hereunder.

     7. Affirmative Covenants. Guarantor covenants and agrees with Lessor, Agent and the Instrument Holders that, so long as this Guarantee shall remain in effect Lessee will, unless Lessor and Agent shall otherwise consent in writing:

          (a) Compliance with Laws. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable Laws, for which the failure to so comply could have a material adverse effect on the operations of Guarantor as a whole so as to adversely affect its capacity to perform its obligations under this Guarantee, and such compliance shall include, without limitation, paying before the same become delinquent all taxes imposed upon it or its property, except to the extent contested diligently and in good faith, and for which adequate reserves are established.

          (b) Maintenance of Existence; Licenses and Franchises. Maintain its existence, and preserve and maintain all material licenses, privileges, franchises, certificates, authorizations and other permits and agreements necessary for the operation of its business.

          (c) Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance policies with respect to its property and business in such amounts and against such casualties and contingencies as is customary in its industry; provided that nothing herein shall prejudice the right of Guarantor or any Subsidiary thereof to self-insure for certain risks in accordance with customary procedures.

          (d) Additional Information. Guarantor shall furnish to Agent: (i) within sixty (60) days of the end of each quarterly fiscal period during the Term, unaudited quarterly financial statements for Guarantor
     (including a balance sheet, income statement, and such other reports as Agent may reasonably request); (ii) within one hundred twenty (120) days of the end of each fiscal year during the Term, annual financial statements for Guarantor (and its consolidated Subsidiaries) audited by a nationally recognized public accounting firm (including a balance sheet, income statement and such other reports as Agent may reasonably request);
     (iii) when issued or filed, copies of the most recent 10-K for Guarantor, proxy statements, financial statements and other reports filed by Guarantor with the Securities and Exchange Commission or any national securities exchange or market on which any of Guarantor's securities are traded or quoted; (iv) from time to time upon Agent's request, an Officer's Certificate stating that there exists no Event of Default (or event or circumstance which with notice and or the passage of time could mature into an Event of Default) under the Lease, this Guarantee, and/or the Environmental Indemnity Agreement of even date herewith executed by Guarantor or, if any such event or circumstances does exist, specifying the nature and period of existence thereof and what action Guarantor proposes to take with respect thereto; and (v) from time to time at the request of Agent, and in any event simultaneously with delivery of the annual financial statements of Guarantor, a statement certified by a senior financial officer of Guarantor certifying (A) that Guarantor is in compliance with all of the financial covenants (both affirmative and negative) contained in this Guarantee, and (B) Leverage Ratio, Tangible
     Net Worth, Current Ratio, and NOP/Interest Charges Ratio as of the end of the preceding quarter or fiscal year, or for the preceding quarter or fiscal year, as applicable. Guarantor's fiscal year is a period of fifty-two (52) weeks ending on the Saturday falling nearest to January 31.

          (e) Review of Records. Further, Guarantor will permit the duly authorized representatives of Agent at all reasonable times upon at least ten (10) days notice to examine the books and records of Guarantor and its Subsidiaries, and take memoranda and extracts therefrom; provided, that information, including financial information, which is non-public and confidential or proprietary in nature disclosed to Agent (as a result of any examination of the books and records of Guarantor and its Subsidiaries or pursuant to subsection (d) above or otherwise) will be kept confidential and will not, without the prior written consent of Guarantor, be disclosed in any manner whatsoever, in whole or in part, except that Agent shall be permitted to disclose such information (i) to the Instrument Holders (who shall be bound by the same confidentiality requirements upon receipt of such information), (ii) to any regulatory agencies having jurisdiction over Agent or any Instrument Holder in connection with their regulatory functions, and (iii) as required by Law or court order, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Guarantee.

          (f) Taxes, Charges, Etc. Duly pay and discharge, or cause to be paid and discharged, when due, all taxes, assessments and other governmental charges imposed upon it or any Subsidiary that is an approved Additional Lessee and its and their properties, or any part thereof or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid could have a material adverse effect of the operations of Guarantor, as a whole, so as to adversely affect Guarantor's capacity to perform its obligations under this Guarantee, except such items as are being in good faith appropriately contested by Guarantor or any such Subsidiary and for which adequate reserves are being maintained in accordance with GAAP.

     8. Negative Covenants. Guarantor covenants and agrees with Lessor and Agent that, so long as this Guarantee shall remain in effect Guarantor will not, unless Lessor and Agent shall otherwise consent in writing:

          (a) The Guarantor will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). The Guarantor will not make, and will not permit any of its Subsidiaries to make, any acquisition (in one transaction or a series of related transactions) in excess of $50,000,000. The Guarantor will not, and will not permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of (in one transaction or a series of transactions), all or a substantial part of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, but excluding (i) any inventory or other assets (including real property) sold or disposed of in the ordinary course of business and (ii) obsolete or worn-out property, tools or equipment no longer used or useful in its business). Notwithstanding the foregoing provisions:

               (1) any Subsidiary of the Guarantor may be merged or consolidated with or into: (i) the Guarantor if the Guarantor shall be the continuing or surviving corporation or (ii) any other such Subsidiary; provided that if any such transaction shall be between a Subsidiary and a wholly-owned Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving corporation;

               (2) any such Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Guarantor or a wholly-owned Subsidiary of the Guarantor; and

               (3) Guarantor may sell, lease, transfer or otherwise dispose of all or any of its assets to another Lessee.

          (b)  Leverage Ratio.  Permit the Leverage Ratio to exceed 1.5 to 1.0.

          (c) Tangible Net Worth. Permit its Tangible Net Worth, on any date of determination thereof, to be less than the sum of (x) $520,000,000.00 plus (y) 25% of the aggregate amount of Net Earnings for each quarterly period occurring during the period commencing January 29, 1995, and ending on the date that is the last day of Guarantor's fiscal quarter next preceding such date of determination.

          (d) Current Ratio. Permit the ratio of consolidated current assets of Guarantor and its Consolidated Subsidiaries over consolidated current liabilities of Guarantor and its Consolidated Subsidiaries to be at any time less than 1 to 1. For purposes hereof, the terms "current assets" and "current liabilities" shall have the respective meanings assigned to them by GAAP.

          (e) NOP/Interest Charges Ratio. At any time permit the NOP/Interest Charges Ratio to be less than 2.5 to 1.0.

          (f) Lines of Business. Engage, or permit any of its Subsidiaries that is a Lessee or an approved Additional Lessee to engage, to any substantial extent in any line or lines of business activity other than the business of owning and operating retail stores and auto service centers (including functions that are directly related thereto and supportive thereof).

          (g) Change of Control. Permit the occurrence of any Change of Control with respect to Guarantor; provided that a Change of Control as to Guarantor shall not be a default hereunder if, as of the date such Change of Control occurs, the senior unsecured debt of Guarantor is rated BBB or better by Standard & Poors Corporation and/or Baa2 or better by Moody's Investors Services, and the Guarantor or its securities are not in a "credit watch" status with either such rating service.

          (h) Judgments. Permit or acquiesce in the entry of any final unappealable judgment or order for the payment of money in excess of $1,000,000.00 against Guarantor or any of its Subsidiaries; provided, however, that any such judgment or order shall not be an Event of Default if and for so long as (x) the entire amount of such judgment or order is covered (subject to customary deductibles) by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (y) such insurer, which shall be rated at least "B+/X" by A. M. Best Company, has been notified of, and has not disputed the claim made for payment of the amount of such judgment or order;

     9. Payments. Each payment by Guarantor to Lessor under this Guarantee shall be made by transferring the amount thereof in immediately available U.S. funds, without set-off or counterclaim, to Lessor in the same manner as rent is payable by Lessee under the Lease.

     10. Costs and Expenses. Guarantor hereby agrees to pay all reasonable legal and other costs and expenses incurred by Lessor and Agent or any Instrument Holder in seeking to protect or enforce any of Lessor's, Agent's or such Instrument Holder's rights or remedies with respect to the Obligations and this Guarantee.

     11. Subrogation and Other Rights. Guarantor shall not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or liens of Lessor or any other beneficiary against Lessee or any other obligor on all or any part of the Obligations, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against Lessee or any other obligor on all or any part of the Obligations or any guarantor thereof, and Guarantor hereby irrevocably waives any and all of the foregoing rights it may have against the Lessee by reason of Guarantor's performance under this Guarantee until all amounts due hereunder have been paid.

     12. No Waiver. No delay on Lessor's or Agent's part in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lessor or Agent of any right or remedy shall preclude the other or further exercise thereof or the exercise of any other right or remedy.

     13. Parties; Successors and Assigns. This Guarantee shall inure to the benefit of Lessor, Agent, the Purchasers and Instrument Holders, and their respective successors, assigns and transferees, and shall be binding upon Guarantor and its respective successors and assigns. Guarantor may not delegate any of its duties under this Guarantee without the prior written consent of Lessor and Agent or any Person to whom Lessor has assigned this Guarantee. Lessor may assign Lessor's rights and benefits under this Guarantee to any Person, including, without limitation, to any Instrument Holder, but only in connection with an assignment of Lessor's rights under the Lease. Upon any assignment by Lessor of this Guarantee, and upon any subsequent assignment or assignments by Lessor's assignee or future assignees, such assignee or future assignee shall succeed to all of the rights, benefits, remedies and privileges of this Guarantee and shall for all purposes hereof be deemed to be "Lessor" hereunder to the exclusion of the assigning Lessor. Upon a request therefor, accompanied by copies of documentation evidencing such assignee's entitlement thereto, Guarantor agrees to make such disclosures and to take such action and execute such instruments as any such assignee or future assignee may reasonably require to more fully protect, preserve and assure to such assignee or future assignee all of the rights, benefits, remedies and privileges provided hereby.

     14.  Defaults.

          (a)  If any one or more of the following events shall occur:

               (i) If an Event of Default (as defined in the Lease) shall occur under the Lease; or

               (ii) If Guarantor shall fail to pay any part of the Obligations within five (5) Business Days after demand is made therefor under this Guarantee;

               (iii)     If any representations or warranties made by Guarantor
                herein shall be false or misleading in any material respect on the date when made;

               (iv) If there shall be a default in the performance or observance of any other term, covenant or condition contained in this Guarantee (other than a default described in subparagraph (ii) above), which default shall continue for more than thirty (30) days after there has been given to Guarantor by the Lessor or Agent a written notice pursuant to Section 15 of such default or breach which cure period shall be extended for such reasonable period as may be required to afford Guarantor the opportunities to complete its cure of the default or breach in question so long as Guarantor commences its curative efforts within such thirty (30) day period and thereafter diligently pursues such curative efforts to completion;

               (v) If a custodian, receiver, liquidator, or trustee of Guarantor or any Subsidiary, or of any of the property of either, is appointed or takes possession, and such appointment or possession remains in effect for more than sixty (60) days; or Guarantor or any Subsidiary generally fails to pay its debts as they become due or admits in writing its inability to pay its debts as they mature; or Guarantor or any Subsidiary is adjudicated bankrupt or insolvent; or an order for relief is entered under the Federal Bankruptcy Code against Guarantor or any Subsidiary; or any of the property of either is sequestered by court order and the order remains in effect for more than sixty (60) days; or a petition is filed against Guarantor or any Subsidiary under the bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or subsequently in effect, and is not stayed or dismissed within sixty (60) days after filing;

               (vi) If Guarantor or any Subsidiary files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or subsequently in effect; or consents to the filing of any petition against it under any such law; or consents to the appointment of or taking possession by a custodian, receiver, trustee or liquidator of Guarantor, or a Subsidiary, or of all or any part of the property of either;

               (vii) The occurrence of an uncured event of default under any instrument securing or evidencing any Indebtedness in excess of $5,000,000 of the Guarantor or any of its Subsidiaries; then, a "Default" shall be deemed to exist hereunder and an "Event of Default" shall be deemed to exist under the Lease. In any such event, and in addition to all other rights and remedies at law and in equity available to Lessor as a result of such event, Guarantor shall immediately pay or cause to be paid to Lessor, without notice or demand, the amounts due and payable to Lessor by Lessee under the Lease, either in respect of the Offer Purchase Price with respect the "Property" covered thereby or as a Contingent Rent Payment.
          It is understood that any payments made by Guarantor to Lessor under this Guarantee shall not release or discharge Guarantor from its obligations hereunder until all of the Obligations have been fully and finally paid to Lessor. All amounts payable by Guarantor hereunder shall be credited against corresponding amounts otherwise payable by Lessee under the Lease for the remainder of its term if the Lease remains in effect.

          (b) Any payment made by Guarantor under this Section 14 shall be deemed to be an agreed guarantee payment without regard to the status of the Lease or Lessee's rights thereunder; and in no event and under no circumstance shall any such payment be repayable or refundable to Guarantor for any reason or under any circumstance exceptin the case of duplicate payments.

          (c) ALL AMOUNTS PAYABLE BY GUARANTOR UNDER THIS GUARANTEE ARE PAYABLE WITHOUT OFFSET, COUNTERCLAIM OR DEDUCTION OF WHATEVER KIND AND ARE NOT CONDITIONED UPON, AND CANNOT BE AFFECTED IN ANY WAY BY, ANY FUTURE EVENT, OCCURRENCE OR ACTION BY ANY PARTY, AND GUARANTOR
     UNDERSTANDS AND AGREES THAT ALL SUCH AMOUNTS SHALL BE PAYABLE NOTWITHSTANDING ANY FACT OR CIRCUMSTANCE (INCLUDING, WITHOUT LIMITATION, THE BANKRUPTCY OF OR A SIMILAR EVENT AFFECTING LESSEE) AT ANY TIME AFFECTING LESSEE OR THE LEASE, WHETHER CAUSED OR CONTRIBUTED TO BY LESSEE, LESSOR OR ANY OTHER PARTY.

     15. Notices. Any notice required to be delivered hereunder shall be deemed delivered, whether actually received or not, one (1) Business Day after deposit with a nationally recognized, courier service for overnight delivery addressed to the parties hereto at the respective addresses specified below, or at such other address as they may have subsequently specified by written notice. The addresses for notices to Guarantor, Lessor, and Agent are as follows:

     If to Lessor:       State Street Bank and Trust Company
                         Corporate Trust Department
                         Two International Place
                         Fourth Floor
                         Boston, MA 02110
                         Attention:     Donald E. Smith
                                   Vice-President
                         Fax No.  (617) 664-5371

     with a copy to:     Bingham, Dana & Gould
                         100 Pearl Street
                         Hartford, CT 06103
                         Attention:     James G. Scantling, Esq.
                         Fax No.  (860) 527-5188

     If to Guarantor:    The Pep Boys - Manny, Moe & Jack
                         3111 W. Allegheny Avenue
                         Philadelphia, PA  19132
                         Attention:Michael Holden
                                   Senior Vice-President - Finance
                         Fax No. (215) 227-9533

     with a copy to:     The Pep Boys-Manny, Moe & Jack
                         3111 W. Allegheny Avenue
                         Philadelphia, PA 19132
                         Attention:Ronald M. Neifield
                                   Real Estate Counsel
                         Fax No.  (215) 229-5076

     If to Agent:        Citicorp Leasing, Inc.
                         450 Mamaroneck Avenue
                         Harrison, New York  10528
                         Attention:     EFL/CBL Credit Head
                         Fax No. (914) 899-7308

     with a copy to:     Brown McCarroll & Oaks Hartline
                         300 Crescent Court, Suite 1400
                         Dallas, Texas  75201
                         Attention:     Charles W. Morris, Esq.
                         Fax No. (214) 999-6170

Notices sent by any other method (including personal delivery, certified mail, and facsimile transmission)shall be deemed delivered when actually received by the addressee. Any notice of change of address shall be effective only upon actual receipt, regardless of delivery method, and such new address shall be effective as to notices given by the other parties commencing ten (10) days after such change of address notice is received by such parties. No party may establish an official address for notice outside the continental United States.

     16. Term. This Guarantee is not limited to any particular period of time but shall continue in full force and effect until all of the Obligations have been fully and finally paid or have been otherwise discharged by Lessee, and Guarantor shall not be released from any obligations or liability hereunder until such full payment or discharge shall have occurred, whereupon this Guarantee shall terminate and be of no further force or effect; provided, however, that if, pursuant to any bankruptcy, insolvency or other debtor relief law or any order or decision thereunder any payment is rescinded or Lessor is required to restore any payment or part thereof received in satisfaction of the Obligations or any part thereof, the term "Obligations" as used herein includes such payment to the extent rescinded or restored, and, to the extent of the payment rescinded or restored, any prior release or discharge of this Guarantee or of Guarantor shall be without effect and this Guarantee shall remain in full force and effect notwithstanding such release or discharge.

     17.  GOVERNING LAW.  THIS GUARANTEE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
PENNSYLVANIA WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES.

     18.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY
APPLICABLE LAW, AND FOR THE PURPOSE OF REDUCING THE TIME AND
EXPENSE OF LITIGATION, GUARANTOR AND LESSOR WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER, OR BY VIRTUE OF THIS GUARANTEE.


     IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Lease Guarantee to be executed by their respective officers thereunder duly authorized, as of the date first written above.





                      [SEE ATTACHED SIGNATURE PAGES]
                SIGNATURE PAGE ATTACHED TO LEASE GUARANTEE



                              GUARANTOR:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By:
                              Name:
                              Title:

                 SIGNATURE PAGE ATTACHED TO LEASE GUARANTEE



                              LESSOR:

                              STATE STREET BANK AND TRUST
                              COMPANY,
                              a Massachusetts trust company
                              (acting in its capacity as Trustee under the Declaration of Trust and not in its individual capacity)


                              By:
                              Name:
                              Title:
                 SIGNATURE PAGE ATTACHED TO LEASE GUARANTEE



                              AGENT:

                              CITICORP LEASING, INC.,
                              a Delaware corporation, as administrative agent for the Purchasers and Instrument Holders


                              By:
                              Name:
                              Title:


                                 SCHEDULE 1

                       FORM OF SOLVENCY CERTIFICATE



     The undersigned, the                                   of THE PEP BOYS -
MANNY, MOE & JACK, a Pennsylvania corporation (the "Guarantor"), hereby certifies in his capacity as such officer and not personally, that he has reviewed the Lease Guarantee dated as of November, 1995, among Guarantor, STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Trustee and not individually, ("Lessor") and CITICORP LEASING, INC., a Delaware corporation ("Agent"). The undersigned hereby further certifies to Lessor and Agent (as defined in the Lease Guarantee) that:

     1.   There has been no material adverse change in the financial position
of the Guarantor since                        .

     2. The Guarantor is solvent and able to pay its debts as they mature, has capital sufficient to carry on its business and has assets having a present fair saleable value greater than the amount of the Guarantor's total liabilities (including known contingent liabilities).

     3. The Guarantor does not contemplate filing a petition in bankruptcy or for reorganization under the federal bankruptcy code, and there are (to the knowledge of the undersigned) no bankruptcy or insolvency proceedings threatened against the Guarantor.

     IN WITNESS WHEREOF, the undersigned has executed this certificate this _____ day of ____________, 19__.




                              Name:
                              Title:



                     ENVIRONMENTAL INDEMNITY AGREEMENT


     THIS ENVIRONMENTAL INDEMNITY AGREEMENT ("Agreement"), made effective as of the 13th day of November, 1995, by THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation, PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC., a Delaware corporation, and THE PEP BOYS MANNY, MOE & JACK OF CALIFORNIA, a California corporation (collectively, "Indemnitor") for the benefit of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not individually but solely in its capacity as Trustee under that certain Declaration of Trust (herein so called) dated of even date herewith, ("Trustee"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (in its individual capacity, "Trust Company"), CITICORP LEASING, INC., a Delaware corporation ("Agent"), and those persons (including, without limitation, Citicorp Leasing, Inc.) who are the "Instrument Holders" and/or "Purchasers" from time to time under that certain Transaction Agreement of even date herewith among Indemnitor, Trustee, Agent and Citicorp Leasing, Inc., as the initial "Instrument Holder" and initial "Purchaser." (Trustee, Trust Company, Agent, Purchasers and the Instrument Holders being referred to herein collectively as the "Indemnitees"). The term "Indemnitees" shall also include any successor or assign of Trustee or Agent and any other Person that may from time to time be included within the meaning of the term "Instrument Holder" or "Purchaser" as defined in the Transaction Agreement, together with the partners, shareholders, officers, directors, agents, representatives, attorneys, successors and assigns of any of the foregoing, and the term "Indemnitor" shall also include any successor or assign of Indemnitor.

     Contemporaneously herewith, Trustee, as lessor, and Indemnitor, as lessee, have entered into a certain Master Lease (as amended, supplemented or otherwise modified from time to time, the "Lease"), which Lease is intended to cover various properties and facilities to be added to the coverage of the Lease by supplements executed from time to time. The properties and facilities affected by the Lease from time to time are herein referred to collectively as the "Property").

     NOW, THEREFORE, in consideration of the premises and the sum of One Dollar ($1.00) in hand paid by Indemnitees to Indemnitor, receipt whereof is hereby acknowledged and in order to induce Trustee to enter into the Lease with Indemnitor, and to induce Trustee, Agent and Instrument Holders and Purchasers to enter into and incur their obligations under the Transaction Agreement and the other Transaction Documents, Indemnitor, intending to be legally bound, hereby agrees as follows:

     1. Definitions. For purposes hereof, the following terms shall have The following meanings:

     "Environmental Laws" means any and all federal, state and local Laws, including, without limitation, any and all requirements to register underground storage tanks, relating to: (i) emissions, discharges, spills, releases or threatened releases of pollutants, contaminants, Hazardous Materials (as hereinafter defined), or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land; (ii) the use, treatment, storage, disposal, handling, manufacturing, transportation, or shipment of Hazardous Materials (as defined below), materials containing Hazardous Materials or hazardous and/or toxic wastes, material, products or by-products (or of equipment or apparatus containing Hazardous Materials), or (iii) pollution or the protection of the environment;

     "Hazardous Materials" means (1) hazardous materials, hazardous wastes, and hazardous substances as those terms are defined under any Environmental Laws, including, but not limited to, the following: the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq., as amended from time to time ("HMTA"), the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., as amended from time to time ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C.
      9601 et seq., and as further amended from time to time ("CERCLA"), the Clean Water Act, 33 U.S.C. 1251 et seq., as amended from time to time ("CWA"), the Clean Air Act, 42 U.S.C. 7401 et seq., as amended from time to time ("CAA") and/or the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., as amended from time to time ("TSCA"); (2) petroleum and petroleum products including crude oil and any fractions thereof;
     (3) natural gas, synthetic gas, and any mixtures thereof; (4) asbestos and/or any material which contains any hydrated mineral silicate, including, but not limited to, chrysotile, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or non-friable;
     (5) PCBs, or PCB-containing materials, or fluids; (6) radon; (7) any other hazardous or radioactive substance, material, pollutant, contaminant, or waste; and (8) any substance with respect to which any federal, state or local Environmental Law or governmental agency requires environmental investigation, monitoring or remediation.

     "Event of Default" means any default, failure, or refusal by Indemnitor to pay any amount and/or perform any obligation under this Agreement, which default, failure, or refusal remains uncured (i) in the case of matters that can be cured solely by the payment of money, five (5) Business Days after written notice of such failure to pay is given to Indemnitor by one or more of the Indemnitees, and (ii) in the case of any other matter, thirty (30) days after written notice of such failure to perform is given to Indemnitor by one or more Indemnitees; provided, that in the case of matters covered by clause (ii) above such cure period will be extended, so long as Indemnitor has commenced curative efforts within such thirty
     (30) day period and is diligently pursuing such efforts, Indemnitor delivers periodic progress reports on such curative efforts to the Indemnitees, and Agent determines that the interests of the Indemnitees will not be materially adversely affected by such extension.

     "Environmental Event" shall mean any environmental event or the discovery of any environmental condition in, on, beneath or involving the Property or any portion thereof (including, but not limited to, the presence, emission or release of Hazardous Materials and the violation of any applicable Environmental Law) that in the sole but reasonable judgment of Agent, if not properly mitigated or remediated, might have a material adverse effect on the use, occupancy, possession, value or condition of the Property or any portion thereof.

Any other capitalized terms used but not defined in this Agreement shall have the meanings assigned thereto in the Transaction Agreement or the Lease, as the case may be.

     2.   Basic Covenants.

          (a) Indemnitor shall cause the Property and every portion thereof at all times to be operated, used, and maintained in compliance with all applicable Environmental Laws. Further, Indemnitor shall not conduct, permit, or authorize, or permit to be conducted, permitted, or authorized, the manufacturing, emission, generation, transportation, treatment, storage, or disposal on the Property or any part thereof of any Hazardous Materials without the prior written consent of Agent. Agent shall have the right to withhold consent thereto for any reason, or without cause, in its discretion. The foregoing provisions shall not, however, be deemed to prohibit, or to require Agent's consent for, the storage, holding for sale, or use on the Property of Hazardous Materials in the ordinary course of business of retail sales of automobile parts and supplies, as well as the business of operating automotive service centers, so long as such use is at all times carried out in conformity with all Environmental Laws, but the indemnification obligations of Indemnitor hereunder shall apply to all such materials.

          (b) Indemnitor acknowledges and agrees that its obligations hereunder with respect to Hazardous Materials and Environmental Laws are intended to extend to and cover all matters and conditions in, on, under, beneath, with respect to, affecting, related to, in connection with or involving the Property or any part thereof, without regard to whether Indemnitor has actually caused or participated in the event or circumstance giving rise to the matter in question, and without regard to whether the matter in question arose prior to or during the Term of the Lease; provided, however, that the Indemnitor shall not be required to indemnify any Indemnitee hereunder against any such claims to the extent arising solely as a result of the fraud, gross negligence or willful misconduct of the Indemnitee in question. IT IS THE EXPRESS INTENT AND UNDERSTANDING OF THE PARTIES THAT THE
FOREGOING PROVISION DOES CONSTITUTE AN INDEMNIFICATION BY THE
INDEMNITOR OF THE INDEMNITEES OF AND FROM LOSSES ARISING OUT OF
THE NEGLIGENCE OF THE RESPECTIVE INDEMNITEES OR ANY OF THEM;
PROVIDED, HOWEVER, THAT THE PARTIES AGREE AND ACKNOWLEDGE THAT
NO INDEMNITEE SHALL BE ENTITLED TO INDEMNIFICATION HEREUNDER FOR
DAMAGES OR LOSSES TO THE EXTENT CAUSED BY THE FRAUD, GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNITEE IN QUESTION.

          (c)  Nothing in this Agreement shall be deemed to preclude
Indemnitor from contesting by appropriate proceedings, (i) the validity of any order or directive issued by any governmental authority, (ii) the application of any Environmental Law to a particular factual situation, or (iii) the accuracy or validity of any allegation relating to the matters covered hereby; provided that any such proceedings (A) prevent the sale, forfeiture, or the loss of the Property or any part thereof during the pendency of such contest, (B) do not subject any Indemnitee to the risk of civil or criminal liability for failure to comply with the matter being contested during the pendency or such contest, and (c) Indemnitor provides Indemnitees with such further information regarding the matter being contested and/or assurances against loss, liability, or damage as may be reasonably required by Indemnitees under the circumstances.

     3. Indemnity. Indemnitor undertakes to protect, indemnify, and save harmless each of the Indemnitees from any and all liability, loss, cost or damage that Indemnitees or any of them may suffer as a result of claims, demands, liabilities, costs or judgments against any or all of them (including, without limitation, claims of contribution from any other person or entity that has or might have joint and several liability therefor) as a result of a claim, demand, liability, cost or judgment made against Indemnitees or any of them by any third party, including, without limitation, a governmental authority, arising from (i) any violation of any Environmental Law relating to or affecting the Property or any part thereof, (ii) the depositing, storing, disposing, transporting, emitting, burying, dumping, injecting, using, testing, spilling, leaking or other placing or releasing in or on the Property or any part thereof, or in or on any other property in the vicinity of the Property, to the extent such actions on or in other property in the vicinity has an adverse impact upon the Property itself or to the extent that any such actions on or in the Property has an adverse impact upon other property in the vicinity of the Property, of Hazardous Materials, and/or (iii) reasonable costs incurred in connection with settlement or attempted settlement in lieu of litigation or other proceedings with respect to any such matters (subject to paragraph 7 below), including, but not limited to:

         (a) Liability for costs of removal or remedial action, incurred by the United States Government or any state or local government, or response costs incurred by any other person, or damages from injury to, destruction of, or loss of natural resources, including the reasonable costs of assessing such injury, destruction or loss, incurred pursuant to the CERCLA or any comparable federal, state, or local statute;

         (b) Liability for cost and expenses of site assessment, testing, laboratory fees, monitoring, abatement, correction or clean-up, fines, damages, response costs or penalties which arise from the provisions of any other Environmental Law, whether state, federal, local, or otherwise; and

         (c) Liability for personal injury or property damage arising under any statutory or common-law theory, including damages assessed for the maintenance of the public or private nuisance, response costs or for the carrying on of an abnormally dangerous activity.

Nothing in this Agreement shall be deemed or construed as an admission by Indemnitor of liability or responsibility hereunder for any violation or alleged violations of Environmental Laws as between Indemnitor and any governmental agency or other third party, notwithstanding that, as between Indemnitor and the Indemnitees, Indemnitor has responsibility hereunder for such matter and for indemnifying the Indemnitees from the consequences thereof.

     4. Costs. Indemnitor's liability hereunder shall, without however limiting the indemnity provide in the preceding paragraph, extend to and include all reasonable costs, expenses and attorneys' fees incurred or sustained by Indemnitees or their respective successors or assigns in making any investigation on account of any such claim, demand, loss, liability, cost, charge, suit, order, judgment or adjudication, in prosecuting or defending any action brought in connection therewith, in obtaining or seeking to obtain a release therefrom and in enforcing any of the agreements herein contained.

     5. Delivery of Information. Indemnitor shall promptly provide Indemnitees with copies that it receives of all communications, permits or agreements with any governmental authority or agency (federal, state or local) or any private entity relating in any way to the presence, release, threat of release, placement on or in the Property or any portion thereof or the manufacturing, emission, generation, transportation, storage, treatment, or disposal at the Property, of any Hazardous Materials and/or the violation, alleged violation, or potential violation of any Environmental Law, except for the presence and proper use of those Hazardous Materials specifically permitted on the Property pursuant to Paragraph 2 hereof. Indemnitees shall also use reasonable efforts to provide Indemnitor with copies of all communications from any governmental authority or private entity with respect to the Property and relating to Hazardous Materials or Environmental Laws (unless it is apparent that Indemnitor or an affiliate thereof has independently received such communication); provided that the failure of any Indemnitee to do so shall not adversely effect Indemnitees' rights and protections hereunder.

     6. Test Results. Without limitation of the inspection rights as elsewhere set out herein, if an Indemnitee at any time reasonably believes that an Environmental Event may have occurred, the Indemnitee may, at Lessee's expense, conduct tests of the Property or portions thereof; provided, however, that in connection therewith: (i) so long as no Event of Default pursuant to Sections 19(a)(i), (vii), (x), (xi), (xii) or (xiv) of the Lease exists, no Event of Default under Secton 19(a)(iv) of the Lease relating to the failure to have required insurance coverage in place (as opposed to a failure to satisfy any other Insurance Requirement) exists, and Lessor or Agent have not taken remedial actions relating to the possession or ownership of such Parcel as a result of any other Event of Default that may then exist under the Lease, the applicable Indemnitee will first notify Indemnitor of its desire for tests to be conducted and request that Lessee perform such tests and provide the results thereof to Indemnitees, and so long as Indemnitor promptly causes such tests to be conducted, the Indemnitees will not perform such tests directly, and (ii) in the conduct of any tests that any Indemnitee may conduct directly such Indemnitee will take reasonable steps to interfere as little as reasonably practicable with the conduct of Lessee's business within the Property.

     7. Procedural Matters. The procedural provisions of Sections 8(b)-(d) of the Lease are incorporated herein by this reference, and shall govern the obligations of the Indemnitor and Indemnitees with respect to matters of notice of indemnified claims, defense of actions, appointment of counsel, and similar matters. Such provisions shall remain applicable to this Agreement whether or not the Lease is then in effect. For purposes thereof the term "Indemnified Party" in such Section 8(b)-(d) shall be deemed to mean "Indemnitee" hereunder and references to "Lessee" in such Section 8(b)-(d) shall be deemed to mean "Indemnitor" hereunder.

     8.   Remediation.

          (a) Indemnitees (or any of them) shall have the right, but not the obligation, subsequent to any Event of Default by Indemnitor hereunder, without in any manner limiting Indemnitees' other rights and remedies under this Agreement, to enter onto the Property or to take such other actions as Indemnitees deem necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Materials or a violation of Environmental Laws at the Property upon at least ten (10) days prior written notice to the Lessee (unless an emergency exists, in which case only such written notice as shall be reasonably practicable under the circumstances shall be necessary). Lessee will always be permitted to have a representative of Lessee accompany the representative or agent of the Indemnitees in question in any inspection if Lessee desires to do so.
All reasonable costs and expenses paid or incurred by Indemnitees in the exercise of any such rights shall be payable by Indemnitor thirty (30) days after demand.

          (b) In the event that Indemnitor is engaged in the remediation of any violation of Environmental Laws and/or presence of Hazardous Materials at the Property at the time an Event of Default occurs under the Transaction Agreement, the Declaration of Trust, and/or the Lease, and the Event of Default in question does not arise out of such violation of Environmental Laws and/or presence of Hazardous Materials or the remediation actions or inactions of Indemnitor with respect thereto, then Indemnitees agree that Indemnitor shall be permitted to control the completion of such remediation activities so long as Indemnitor diligently proceeds therewith in a manner reasonably satisfactory to Indemnitees and Indemnitor keeps Indemnitees reasonably informed as to the progress of such remediation efforts. In any such event, however, this Agreement and the indemnification rights provided for herein shall remain in full force and effect.

     9. Independent Obligation. As to the Purchasers, Instrument Holders and the Agent, this Agreement is given solely to protect such parties against environmental matters, and not as additional security for, or as a means of repayment of, the amounts owed to the Instrument Holders, and as to Lessor this Agreement is given to protect Lessor against environmental matters and not as security for Indemnitor's obligations under the Lease. The obligations of the Indemnitor to Indemnities under this Agreement are independent of, and shall not be measured or affected by (i) any amounts at any time owing under the Transaction Documents, (ii) the sufficiency or insufficiency of any collateral (including, without limitation, the Property) given to secure repayment of the amounts due to the Instrument Holders, (iii) the consideration given any party in order to acquire the Property, or any portion thereof, in any foreclosure or other sale, (iv) the modification, expiration, release or termination of the transactions contemplated by the Transaction Agreement or any document or instrument relating thereto, (v) the discharge or repayment in full of amounts due under the Transaction Agreement (including, without limitation, by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure under the Transaction Mortgage), or (vi) the expiration or termination of the Lease or the performance by Indemnitor of its obligations thereunder. Notwithstanding anything herein to the contrary, Indemnitor shall not be liable to Indemnitees hereunder in respect of any Hazardous Materials that are first manufactured, emitted, generated, treated, stored, or disposed of on the Property, or any violation of Environmental Laws that first occurred on or with respect to the Property after the date on which the Lease is terminated and Lessee surrenders possession of the Property in accordance with the terms of the Lease (including, without limitation, the obligation to deliver an acceptable environmental assessment of the Property upon surrender) except to the extent such manufacture, emission, generation, treatment, storage, disposal, or violation is actually caused by Indemnitor or those for whose actions Indemnitor is legally responsible.

     10. Payment on Demand. All obligations of the Indemnitor hereunder shall be payable on demand, and any amount due and payable hereunder to Indemnitees by Indemnitor which is not paid within thirty (30) days after written demand therefor from Indemnitee with an explanation of the amounts demanded shall, to the extent permitted by applicable law, bear interest from the date of such demand at the Default Rate (as defined in the Lease).

     11. Subrogation. If Indemnitor fails to perform its obligations under this Agreement (after expiration of all applicable grace, notice, and/or cure periods), Indemnitees shall be subrogated to, and Indemnitor hereby assigns to Indemnitees any indemnification or contributions rights Indemnitor may have from or against any present, future or former owners, tenants, or other occupants or users of the Property (or any portion thereof), including, without limitation, any subsidiary or affiliate of Indemnitor; provided, that such assignment shall not be deemed to exclude Indemnitor from the direct enforcement of such rights for its own benefit, either concurrently with or separate from the enforcement thereof by Indemnitees.

     12. Inspections Shall Not Affect Liability. Neither any environmental audits nor assessments, nor any inspections conducted by Indemnitees or their representatives, nor the consummation of the Lease and/or the related transactions in light of the matters disclosed as a result of these inspections, nor any other term or provision of this Agreement shall effect, modify, or constitute a waiver of, the rights and obligations of the parties to this Agreement under applicable Environmental Laws and the rights and remedies of Indemnitees under this Agreement shall be cumulative of and not modify the rights and remedies that Indemnitees would have in the absence of this Agreement. Indemnitor hereby expressly releases any contribution or other claims or rights it now or may hereafter have against Indemnitees under applicable Environmental Laws, excepting only contribution rights or other claims against any particular Indemnitee with respect to matters for which such Indemnitee is not entitled to indemnification hereunder as a result of the fraud, gross negligence or intentional misconduct of the particular Indemnitee in question.

     13. Survival. This Agreement shall survive the transfer of any or all of the Property, including, but not limited to, any foreclosure sale or deed in lieu of foreclosure transaction with respect to the Mortgage.

     14.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY
APPLICABLE LAW, AND FOR THE PURPOSE OF REDUCING THE TIME AND
EXPENSE OF LITIGATION, INDEMNITOR AND INDEMNITEES WAIVE TRIAL BY
JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF THIS
AGREEMENT.

     15. Specific Enforcement. Indemnitor acknowledges that it may be impossible to measure accurately the damages to Indemnitees resulting from a breach of Indemnitor's covenants under this Agreement, that such a breach will cause irreparable injury to Indemnitees, and that Indemnitees may not have an adequate remedy at law in respect of such breach. Therefore, such covenants shall be specifically enforceable against Indemnitor. This clause shall not prejudice Indemnitees' rights to assert any and all claims for damages incurred as a result of Indemnitor's breach hereof or for equitable relief.

     16. Joint and Several Liability. The liability of Indemnitor (if more than one) is joint and several. A separate action or actions may be brought and prosecuted against any Indemnitor, whether or not action is brought against any other person or whether or not any other person is joined in such action or actions.

     17. Notice. All notices, demands, requests and other communications required hereunder shall be in writing and shall be deemed to have been properly given and received, whether actually received or not, one (1) Business Day after deposit with a nationally recognized courier service for overnight delivery addressed to the party for whom it is intended at its address hereinafter set forth:

     If to Indemnitor:        The Pep Boys - Manny, Moe & Jack
                              3111 W. Allegheny Avenue
                              Philadelphia, PA  19132
                              Attention:Michael Holden
                              Senior Vice-President - Finance
                              Fax No. (215) 227-9533

     with a copy to:          The Pep Boys - Manny, Moe & Jack
                              3111 W. Allegheny Avenue
                              Philadelphia, PA  191332
                              Attention:Ronald M. Neifield
                                        Real Estate Counsel
                              Fax No. (215) 229-5076

      If to Agent:            Citicorp Leasing, Inc.
                              450 Mamaroneck Avenue
                              Harrison, New York 10528
                              Attention:EFL/CBL Credit Head
                              Fax No. (914) 899-7308

     with a copy to:          Charles W. Morris, Esq.
                              Brown McCarroll & Oaks Hartline
                              300 Crescent Court
                              Suite 1400
                              Dallas, Texas  75201-6929
                              Fax No. (214) 999-6170

     If to Trustee:           State Street Bank and Trust Company
                              Corporate Trust Department
                              Two International Place
                              Fourth Floor
                              Boston, MA  02110
                              Attention:Donald E. Smith
                                   Vice-President
                              Fax No. (617) 664-5371

     with a copy to:          Bingham, Dana & Gould
                              100 Pearl Street
                              Hartford, CT  06103
                              Attention:James G. Scantling, Esq.
                              Fax No. (860) 527-5188

Notices sent by any other method (including regular or certified mail, hand delivery, or facsimile transmission) shall be deemed delivered when actually received by the addressee. Any notice of change of address shall be effective only upon actual receipt, regardless of delivery method, and such new address shall be effective as to notices given by the other parties commencing ten (10) days after such change of address notice is received by such parties. No party may establish an official address for notice outside the continental United States.

     18. Attorney's Fees. In the event any party files a suit in connection with this Agreement or any provisions contained in this Agreement, then the party which substantially prevails in such action shall be entitled to recover, in addition to all other remedies or damages, reasonable attorney's fees and costs of court incurred in such suit, including, without limitation, any such fees and costs incurred in connection with any appellate proceedings.

     19. No Third Party Beneficiaries. This Agreement is executed for the sole use and benefit of the Indemnitor and Indemnitees, and no person or entity other than the Indemnitor or Indemnitees is intended to be a beneficiary hereof or otherwise to have any right to enforce the provisions hereof.

     20. No Waiver. The failure of Indemnitees to insist upon strict compliance with any of the terms hereof shall not be considered to be a waiver of any of such terms nor shall it militate against the right of Indemnitees to insist upon strict compliance herewith at any time thereafter.

     21. Severability. If any provision of this Agreement shall be contrary to the laws of the jurisdiction in which the same shall be sought to be enforced, the illegality or unenforceability of any such provision shall not affect the other terms, covenants or conditions thereof, and the same shall be binding upon Indemnitor with the same force and effect as though such illegal or unenforceable provision were not contained herein.

     22. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
PENNSYLVANIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.






[SEE ATTACHED SIGNATURE PAGE]
     IN WITNESS WHEREOF, Indemnitor, intending to be legally bound hereby, has caused this Agreement to be duly executed, to be effective as of the day and year first above written.

                         THE PEP BOYS - MANNY, MOE & JACK,
                         a Pennsylvania corporation


                         By:
                         Name:
                         Title:




                         THE PEP BOYS MANNY, MOE & JACK
                         OF CALIFORNIA, a California corporation


                         By:
                         Name:
                         Title:




                         PEP BOYS - MANNY, MOE & JACK
                         OF DELAWARE, INC., a Delaware corporation


                         By:
                         Name:
                         Title:


                      FIRST AMENDMENT TO MASTER LEASE
                          (Pep Boys Transaction)


     THIS FIRST AMENDMENT TO MASTER LEASE dated as of July ___, 1996 (this "Amendment") is entered into by and between STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not individually but solely in its capacity as Trustee under that certain "Declaration of Trust" (herein so called) dated November 13, 1995, (in such capacity, and not individually, "Lessor"), having an address at Two International Place, Fourth Floor, Boston, Massachusetts 02110, Attn: Corporate Trust Department, THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Lessee Parent"), THE PEP BOYS MANNY, MOE & JACK of CALIFORNIA, a California corporation ("Pep Boys - California"), and PEP BOYS - MANNY, MOE & JACK of DELAWARE, INC. ("Pep Boys - Delaware"). Lessee Parent, Pep Boys - California, and Pep Boys - Delaware are herein referred to, singly or collectively as the context may require, as the "Lessee."

                                 RECITALS

     On or about November 13, 1995, Lessor and Lessee entered into a certain Master Lease (the "Master Lease") relating to certain real property to be leased from time to time by Lessor to Lessee. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Master Lease.

     The Master Lease was executed in furtherance of certain transactions contemplated by a Transaction Agreement of even date therewith among Lessor, Lessee Parent, and Citicorp Leasing, Inc. (in various capacities). Of even date herewith the Transaction Agreement has been amended and such amendment requires a corresponding amendment to the Master Lease to fully effect the intents and purposes of the parties.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto have agreed to amend, and do hereby amend, the Master Lease in the following respects.

                                AGREEMENTS

     1. Interim Supplement Form. At such time as Lessee desires to obtain an Interim Advance (as such term is defined in the First Amendment to Transaction Agreement of even date herewith) Lessor and Lessee shall execute and submit to Agent an Interim Supplement (herein so-called) in substantially the form attached hereto as Exhibit "G", which Exhibit "G" is hereby made a part of the Master Lease as if originally attached thereto. The Interim Supplement shall, among other items included therein, specify the adjustments to the Net Rent and the Contingent Rent Payment which result from the applicable Interim Advance. Lessor shall have no obligation to (i) make an Interim Advance to Lessee in respect of any New Improvements or (ii) execute the necessary Interim Supplement with respect to such New Improvements, unless Lessee has satisfied all conditions to an Interim Advance under, and an Interim Advance has been made to Lessor in accordance with, the provisions of Article I of the Transaction Agreement (as amended by the First Amendment thereto of even date herewith).

     2. Treatment of Interim Advance. It is expressly agreed that any amounts advanced to Lessee by Lessor hereunder as an Interim Advance shall be treated as a "Construction Advance" for all purposes of this Lease, including, but without limitation, for purposes of computing the amount of the Construction Failure Payment under the Construction Addendum, when applicable.


     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Amendment to be duly executed on the attached Signature Pages by their respective officers thereunto duly authorized, to be effective as of the day and year first above written.





                      [SEE ATTACHED SIGNATURE PAGES]
       SIGNATURE PAGE ATTACHED TO FIRST AMENDMENT TO MASTER LEASE
                                 Between
         State Street Bank and Trust Company, Trustee, as Lessor
                                   and
           The Pep Boys - Manny, Moe & Jack, et. al. as Lessee


                        LESSOR:

                        STATE STREET BANK AND TRUST COMPANY,
                        a Massachusetts trust company not in its individual capacity but solely as Trustee under the Declaration of Trust


                        By:
                        Name:
                        Title:

         SIGNATURE PAGE ATTACHED TO FIRST AMENDMENT TO MASTER LEASE
                                 Between
         State Street Bank and Trust Company, Trustee, as Lessor
                                   and
           The Pep Boys - Manny, Moe & Jack, et.al. as Lessee


                              LESSEE:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By:
                              Name:
                              Title:



                              THE PEP BOYS  MANNY, MOE & JACK,
                              OF CALIFORNIA, a California corporation


                              By:
                              Name:
                              Title:



                              PEP BOYS - MANNY, MOE & JACK,
                              OF DELAWARE, INC., a Delaware corporation


                              By:
                              Name:
                              Title:



                                 EXHIBIT "G"

                        FORM OF INTERIM SUPPLEMENT

                            INTERIM SUPPLEMENT



     This Interim Supplement ("Supplement") is hereby added, as of the ____ day of _____________, 199__, to that certain Master Lease (as amended, supplemented or otherwise modified from time to time, the "Lease"), dated as of November 13, 1995, by and between STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Trustee under that certain Declaration of Trust of even date with the Lease (in such capacity, and not individually, "Lessor"), and among other lessees named therein, [NAME OF APPLICABLE LESSEE] , a _____________ corporation ("Lessee"). Upon execution hereof by Lessor and Lessee and approval hereof by CITICORP LEASING, INC., a Delaware corporation (as administrative agent for the "Purchasers" [as defined in the Lease]) ("Agent"), this Supplement shall be included in and shall be a part of the Lease for all purposes. Terms used but not otherwise defined herein shall have the meanings given to such terms in the Lease.

     The parties hereto, intending to be legally bound hereby, acknowledge and agree to the following:

     Lessee hereby represents and warrants to Lessor and Lender that New Improvements (as defined in the Lease), have been constructed (but are not yet completed), in accordance with the terms and conditions of the Construction Addendum, upon the Parcel located in ______________, more particularly described on Exhibit "A" attached hereto (the "_______ Parcel"), and the New Improvements, or the portion thereof so completed, constitute a part of the "Property" for all purposes of the Lease. Based on such representation and warranty and in consideration of the advance by Lessor of even date herewith of a reimbursement for construction costs incurred to date, Lessor and Lessee desire to increase the Acquisition Price for the _________ Parcel by the amount of $___________ [IF MORE THAN ONE PARCEL INVOLVED-ALLOCATE AMONG APPLICABLE PARCELS]. The aggregate amount to date that has been paid to Lessee in reimbursement for the costs of constructing the New
Improvements on the __________ Parcel is $_______________. [MODIFY AS APPROPRIATE IF MORE THAN ONE PARCEL INVOLVED-FULL AMOUNT MUST
BE ALLOCATED AMONG PARCELS]

     Effective as of the date hereof, the Schedule of Acquisition Prices attached as Schedule A-1 of the Lease is hereby replaced by the Revised Schedule A-1 attached hereto, and all references to the "Acquisition Price" of all or any Parcel(s) for any purpose shall be deemed to refer to the Acquisition Price(s) referred to on such Revised Schedule A-1. [ATTACH REVISED SCHEDULE A-1----ACQUISITION PRICE OF EACH AFFECTED PARCEL
TO BE INCREASED BY THE PORTION OF THE INTERIM ADVANCE ALLOCABLE
TO SUCH PARCEL--AGGREGATE ACQUISITION PRICE MUST BE INCREASED BY
TOTAL AMOUNT OF INTERIM ADVANCE AND SHOULD EQUAL AMOUNT OF
AGGREGATE ADVANCES TO DATE (LESS PURCHASE PRICE OF PARCELS
REPURCHASED, IF APPLICABLE)]

     Lessor and Lessee hereby confirm, as of the date hereof, that all representations and warranties made in the Lease with respect to the Property remain true and correct in all material respects; and that to the best of Lessee's knowledge no Event of Default or event which with notice and/or the passage of time might ripen into a Event of Default exists under the Lease.

     Lessee hereby acknowledges and confirms that as of the date hereof, Lessee has no defense to the payment or performance of the Lessee's obligations under the Lease and that, to the best of Lessee's knowledge, no claims, counterclaims, affirmative defenses, or other such rights exist against Lessor, Agent, or any Purchaser or Instrument Holders under the Lease.

     It is expressly acknowledged and agreed that Agent and the Purchasers and Instrument Holders are intended to be beneficiaries of this Supplement to the same extent as Agent and the Purchasers and Instrument Holders are beneficiaries of the Lease and the Environmental Indemnity.

     EXECUTED as of the date first above written.



                      [SEE ATTACHED SIGNATURE PAGES]
                         SIGNATURE PAGE ATTACHED TO
                    INTERIM SUPPLEMENT TO MASTER LEASE



                              LESSOR:

                              STATE STREET BANK AND TRUST COMPANY,
                              a Massachusetts trust company, not in its individual capacity but solely as Trustee under the Declaration of Trust


                              By:
                                   Donald E. Smith, Vice President



                         SIGNATURE PAGE ATTACHED TO
                    INTERIM SUPPLEMENT TO MASTER LEASE



                              LESSEE:

                              ____[MAY BE MULTIPLE LESSEES]_____

                              By:
                              Name:
                              Title:


     The undersigned, in its capacity as Lessee Parent, Lease Guarantor, and party to the Environmental Indemnity Agreement joins in this Supplement or the purposes therein stated.

                              LESSEE PARENT AND LEASE GUARANTOR:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By:
                              Name:
                              Title:

                         SIGNATURE PAGE ATTACHED TO
                    INTERIM SUPPLEMENT TO MASTER LEASE



     Approved and Accepted as of the date first above written.

                              AGENT:

                              CITICORP LEASING, INC.,
                              a Delaware corporation
                              (as administrative agent on behalf of
                              the Purchasers)


                              By:
                              Name:
                              Title: